UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21333
                                                     ---------------------

                 Nuveen Preferred and Convertible Income Fund 2
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: December 31, 2005
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT December 31, 2005

Nuveen Investments
Exchange-Traded
Closed-End
Funds

                                    NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND
                                                                             JPC

                                  NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2
                                                                             JQC


Photo of: Man, woman and child at the beach.
Photo of: A child.

HIGH CURRENT INCOME FROM A PORTFOLIO OF PREFERRED AND CONVERTIBLE SECURITIES

Logo: NUVEEN Investments

Photo of: Woman
Photo of: Man and child
Photo of: Woman

NOW YOU CAN RECEIVE YOUR NUVEEN FUND REPORTS FASTER.

NO MORE WAITING.
SIGN UP TODAY TO RECEIVE NUVEEN FUND INFORMATION BY E-MAIL.

It only takes a minute to sign up for E-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Investments Fund information is ready -- no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report, and save it on your computer if you wish.


                          ---------------------------
                               DELIVERY DIRECT TO
                                YOUR E-MAIL INBOX
                          ---------------------------

IT'S FAST, EASY & FREE:
WWW.INVESTORDELIVERY.COM
if you get your Nuveen Fund dividends
and statements from your financial
advisor or brokerage account.

OR

WWW.NUVEEN.COM/ACCOUNTACCESS
if you get your Nuveen Fund dividends
and statements directly from Nuveen.


(Be sure to have the address sheet that accompanied this report handy. You'll need it to complete the enrollment process.)



Logo: NUVEEN Investments

Photo: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


Chairman's
      LETTER TO SHAREHOLDERS

I am very pleased to report that for the year ended December 31, 2005, your Fund continued to provide you with attractive monthly income from a diversified portfolio of quality preferred securities, convertible securities and high yield debt. For more information on your Fund's performance, please read the Portfolio Managers' Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.
Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. In addition to providing regular monthly income, an investment like your Fund that combines several asset classes may help you achieve and benefit from greater portfolio diversification. Your financial advisor can explain these potential advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.


"IN ADDITION TO PROVIDING REGULAR MONTHLY INCOME, AN INVESTMENT LIKE YOUR FUND THAT COMBINES SEVERAL ASSET CLASSES MAY HELP YOU ACHIEVE AND BENEFIT FROM GREATER PORTFOLIO DIVERSIFICATION."


As you look through this report, be sure to review the inside front cover. This contains information on how you can receive future Fund reports and other Fund information faster by using e-mails and the Internet. Sign up is quick and easy
- just follow the step-by-step instructions.

As we noted in our last shareholder report, The St. Paul Travelers Companies, Inc., which had owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser), had sold a substantial portion of its stake in Nuveen. Since then, St. Paul has sold the balance of its shares to Nuveen Investments or to others. Please be assured that these transactions only affected Nuveen's corporate structure, and they do not have any impact on the investment objectives or management of your Fund.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead. Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

February 15, 2006

Nuveen Preferred and Convertible Income Funds (JPC, JQC)


Portfolio Managers'
         COMMENTS



These Funds are subadvised by a team of specialists from Spectrum Asset Management, Inc., Froley, Revy Investment Co., Inc., and Symphony Asset Management LLC, an affiliate of Nuveen Investments.

Spectrum, an affiliate of Principal CapitalSM, manages the preferred securities portion of each Fund's portfolio. Mark Lieb, Bernie Sussman and Phil Jacoby, who have more than 50 years of combined experience in the preferred securities markets, lead the team.

Froley, Revy, one of the oldest firms specializing in convertible securities, manages that portion of each Fund's portfolio. Their investment team is led by Andrea Revy O'Connell and Michael Revy, who each have more than 10 years experience in convertible securities investing.

The Symphony team managing the high yield securities and other debt instruments in both Funds is led by Gunther Stein and Lenny Mason. Gunther and Lenny have more than 25 years of combined investment management experience, much of it in evaluating and purchasing senior corporate loans and other high-yield debt.

Here representatives from Spectrum, Froley, Revy and Symphony talk about their management strategies and the performance of both Funds for the 12-month period ended December 31, 2005.



WHAT WERE THE GENERAL ECONOMIC CONDITIONS AND MARKET TRENDS OVER THE COURSE OF 2005?

The U.S. economy posted another year of growth in 2005. The Gross Domestic Product grew 3.5% during the year, in line with the rise of the Consumer Price Index. The U.S. equity market, as measured by the Standard & Poor's 500 Index, produced a return of 4.91%. The Federal Reserve continued to be on guard against an increase in the rate of inflation, raising the closely-watched short-term fed funds rate to 4.25% by year end. (On January 31, 2006, after the close of this reporting period, the Fed raised the fed funds rate to 4.50%.)

As with most fixed income investors, participants in the preferred market spent much of the year concerned with rising Fed funds rates, potential inflation, rising energy prices, and the economic impact of natural disasters. Credit spreads began 2005 at historically narrow levels relative to U.S. Treasury and corporate bonds, and individual investors began to shy away from $25 par preferreds early in the year fearing poor performance as the Fed continued to raise the fed funds rate. The $25 par market also suffered from what was at times more new issue supply than could readily be absorbed by the market. Consequently, the Merrill Lynch Preferred Stock Hybrid Index returned only 0.46% in 2005, which was the worst annual performance for this index since 1999. The year also saw significant new issuance of DRD (dividends received deduction) preferred securities. This new DRD supply caused some price weakness during the summer, but DRDs rallied during the fourth quarter and outperformed other preferreds as well as the general bond market.

The $1000 par Capital Security sector, targeted to institutional investors, also experienced healthy new issuance. Fortunately, institutional investors were ravenous for the incremental yield afforded by this sector, and the strong demand prevented the dislocations we saw in the $25 par preferred stock market. The Lehman Tier 1 Capital Securities Index rise of 3.68% for the year far outpaced returns in the $25 par sector. Many of the new securities in the institutional sector utilized a new structure which provided more equity credit for the issuers and provided higher yields for investors. The advent of these new types of "enhanced equity" preferreds is expected to foster a broad expansion of the hybrid preferred securities market, which reached a size of about $276 billion by year end following record new issuance of $46 billion in 2005. (Hybrid preferred carry stated maturities and fixed coupons, but they can be treated by companies as equity for financial statement purposes.)

Convertible securities had a difficult year in 2005, in part because of rising short term rates. This caused a rocky start to the year for equity markets in the U.S. However, stocks generally moved higher in the latter half of the year due to overall good economic news coupled with little sign of inflation.

Convertibles, having features of both equities and bonds, struggled more than would have been expected due to massive selling by convertible arbitrage hedge funds, which created a supply/demand imbalance. This was mitigated to some extent by a slow new issue calendar and high redemptions by issuers, causing a reduction in supply that tended to support prices. However, values in the convertible market did cheapen significantly last year. (A convertible issue is considered cheap when the value of its bond component is added to the value of the equity option and the result is higher than where the actual security is trading.)

In the high yield debt market, 2005 was highlighted by record leveraged merger financing, near historic low default rates and relatively narrow credit spreads (the difference in yields between higher- and lower-rated securities). We were able to avoid companies with aggressive leverage, such as auto suppliers like Delphi. We also continued to avoid smaller high yield issues because we believed that market liquidity could be challenged if the credit experienced any negative events. The CSFB High Yield Index returned 2.26% for the year.

WHAT STRATEGIES AND TACTICS DID YOU USE TO MANAGE THE FUNDS' ASSETS?

In the preferred securities markets, we did some rebalancing between the $25 par and $1000 par Capital Security sectors because of relative value considerations. We sold $1000 par Capital Securities, which had been aggressively bid up in price, and bought the relatively cheaper $25 par securities. Many of the Capital Security sales were high coupon callable securities priced at levels that assumed they would be called at the first opportunity. Therefore, they had little or no upside price appreciation potential. As a result, we also were being proactive in managing upcoming call exposure within the Funds' portfolios.

The overall management strategy for the convertible sleeves of JPC and JQC continued to focus on the "balanced" portion of the convertible universe, which includes securities that capture the features of both bonds and stocks by being priced much like bonds while maintaining the upside potential of equities. We found these balanced convertible securities generally had an attractive risk/reward trade off between equity sensitivity and downside risk. We maintained a minimum of 50% investment-grade securities, while the Merrill Lynch All Convertibles Index investment-grade weight has dropped to 40% due to redemptions by higher-quality issuers and more sub-investment grade issuance over the last year.

For the high yield debt portion of both Funds, we continued to employ a value-oriented strategy, focusing on relatively higher-quality credits with strong fundamental business models, diversified revenue streams, and relatively low earnings volatility. We maintained our investments across a variety of industry sectors and rating tiers. We continued to eliminate positions that we believed had escalating credit issues, limited upside potential or significant downside risk.

HOW DID THE FUNDS PERFORM OVER THIS PERIOD?

The performance of each Fund, as well as the performance of a comparative benchmark, is shown in the accompanying table.

TOTAL RETURN ON NET ASSET VALUE For the 12-month period ended December 31, 2005

JPC                                 1.32%
--------------------------------------------------------------------------------
JQC                                 1.41%
--------------------------------------------------------------------------------
Comparative benchmark1              1.73%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares. For more information, please see the individual Performance Overview pages in this report.


1 Comparative benchmark performance is a blended return consisting of: 1) 33% of the Merrill Lynch Preferred Stock Hybrid Securities Index, an unmanaged index of investment-grade, exchange-traded preferred issues with outstanding market values of at least $30 million and at least one year to maturity; 2) 27% of the Lehman Tier 1 Capital Securities Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of "equity credit" from a rating agency; 3) 30% of the Merrill Lynch All U.S. Convertibles Index, consisting of approximately 575 securities with par value greater than $50 million that were issued by U.S. companies or non-U.S. based issuers that have a significant business presence in the U.S.; and 4) 10% of the CSFB High Yield Index, which includes approximately $375 billion of $US-denominated high yield debt with a minimum of $75 million in par value and at least one rating below investment-grade. Index returns do not include the effects of any management fees or fund expenses. It is not possible to invest directly in an index.

Over the course of what turned out to be a difficult 12-month period, both Funds underperformed their comparative benchmark.

Taking advantage of the large amount of new issuance in the DRD sector and the attractiveness of their yields compared to other preferreds, we increased our concentration in these securities and reaped the benefits when credit spreads in that market tightened toward the end of the year.

In addition, in keeping with our strategy of selling Capital Securities and purchasing $25 par securities due to their relative values, we sold some high coupon securities which become callable in late 2006 or early 2007. These securities were priced to their first call dates because the market fully expected them to get called. Selling these short duration securities, which had little to no price appreciation upside, throughout 2005 positioned the Funds ahead of the call cycle, especially as the short end of the yield curve sold off. We also bought several of the new "enhanced equity" issues which provided relatively higher income levels and attractive total return opportunities.

JPC and JQC began 2005 with a relatively light concentration in the automotive industry, when compared with the sector's standing in the preferred market. Nevertheless, in hindsight, the positions were not small enough. Many of these holdings were senior debt which we had bought when it looked cheap compared to their $25 par preferred counterparts. We began selling Ford and General Motors in January 2005 (for a profit) and had been selling Delphi since 2004. We took some losses when we sold much of our position in Delphi early in the year while it was still making payments and thereby avoided the huge price declines that accompanied Delphi's subsequent bankruptcy filing. These three automotive names were the worst performers in 2005. As of year end, we had no automotive exposure to Delphi, Ford, and GM, but did have a relatively small position in Daimler Chrysler in JQC.

The best performing convertible securities sector for the year was energy. In particular, the price of a Chesapeake Energy holding rose more than 130% from the date of purchase in March 2004 through the date of the last sale of this position in October 2005. While we remained positive on the stock and the sector, the high equity sensitivity of this particular security made us look for an attractive exit point. Subsequently, the Funds have purchased new Chesapeake Energy securities. Other energy sector holdings Diamond Offshore, Kerr McGee (which was sold during the period) and Amerada Hess also were positive contributors during the year.

The financial sector represented on average just over 17% of the convertible universe in 2005. The sector return in convertibles was a positive 5.8%. Both Funds benefited from their financial sector holdings of Fortis Insurance, Genworth and MetLife.

Although the utilities sector represents less than 5% of the convertible universe, the Funds had a positive return from their positions in this area, in contrast to a decline in the sector as a whole. FPL Group was the most notable performer in JQC, while Calpine Corp. (currently in Chapter 11) was the most notable company we avoided in both Funds.

Offsetting these solid performers, the convertible securities consumer discretionary sector had a miserable year. We sold our positions in Ford and General Motors when their debt was downgraded to junk status. Similar to the auto industry, airlines also had a negative impact on the Transportation sector. At the beginning of the year, both Funds owned convertibles issued by Pinnacle Airlines, a partner with Northwest Airlines. We sold these positions well before both airlines declared bankruptcy, but not soon enough to avoid a loss. On the other hand, Continental Airlines (purchased in September) and JetBlue (bought in October) both performed well during the periods they were in the portfolios.

Convertibles issued by firms in the technology sector were down about 2.2% last year. A disappointing return from Digital River convertibles had a negative impact on performance of both Funds. However, we remained interested in the technology sector, and the Funds maintained much of their convertible exposure in this area at year end.

Overall, we were pleased with the performance of the high yield debt portions of both Funds' portfolios. In JPC, Allied Waste North America and Baytex Energy Ltd. performed well, while solid performers in JQC included Global Cash Access LLC and Quintiles Transnational Corporation.

Distribution and Share Price
        INFORMATION

Each Fund uses financial leverage in an effort to enhance its common share dividend-paying capabilities. While this strategy adds volatility to the Fund's common share net asset value and share price, it generally enhances the amount of income the Fund has to distribute to its common shareholders. The extent of this benefit is tied in part to the short-term rates the Funds pay their FundPreferredTM shareholders. As short-term rates rose through this reporting period, the Funds paid higher dividends to their FundPreferred shareholders. As a result, the leveraging strategy did not provide as much income enhancement to common shareholders as it did before short-term interest rates began to rise. Over this 12-month reporting period, both JPC and JQC announced three reductions in their monthly distribution to common shareholders.

Both Funds seek to pay stable common share distributions at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay distributions at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in distributions, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid distributions in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income in distributions to shareholders. As of December 31, 2005, both Funds had negative UNII balances for financial statement purposes and positive UNII balances for tax purposes.

In addition, due to normal portfolio management activity, common shareholders of the Funds received two capital gains distribution in 2005 as follows:

        JULY LONG-TERM CAPITAL GAINS   DECEMBER LONG-TERM CAPITAL GAINS
                         (PER SHARE)                        (PER SHARE)
--------------------------------------------------------------------------------
JPC                          $0.0176                            $0.1934
--------------------------------------------------------------------------------
JQC                          $0.0430                            $0.0530
--------------------------------------------------------------------------------

These distributions represented important parts of the Funds' total return for this period. Generally, these types of distributions were generated by bond calls or by sales of appreciated securities that occurred in the course of normal portfolio management activities. On balance, this had a slight negative impact on the Funds' per share earning power and was a minor factor in the per share distribution reductions noted above.

As of December 31, 2005, the Funds' common shares were trading at discounts to their NAVs as shown in the accompanying chart:

                            12/31/05                   12-MONTH AVERAGE
                            DISCOUNT                           DISCOUNT
--------------------------------------------------------------------------------
JPC                          -15.59%                            -10.25%
--------------------------------------------------------------------------------
JQC                          -14.72%                            -11.06%
--------------------------------------------------------------------------------

On February 3, 2006, the Funds' Board of Trustees approved an open market share repurchase program, as part of a broad, ongoing program of activity designed to support the market prices of the Funds' common shares.

Nuveen Preferred and Convertible Income Fund
JPC

Performance
     OVERVIEW As of December 31, 2005


Pie Chart:
PORTFOLIO ALLOCATION
(as a % of total investments)
$25 Par (or similar) Securities         36.6%
Convertible Bonds                       24.3%
Capital Preferred Securities            20.0%
Corporate Bonds                         10.4%
Convertible Preferred Securities         7.6%
Short-Term Investments                   1.1%

Bar Chart:
2005 MONTHLY DISTRIBUTIONS PER SHARE
Jan                           0.1005
Feb                           0.1005
Mar                            0.096
Apr                            0.096
May                            0.096
Jun                             0.09
Jul                             0.09
Aug                             0.09
Sep                            0.085
Oct                            0.085
Nov                            0.085
Dec                            0.085

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
1/01/05                       14.26
                              14.34
                              14.32
                              14.47
                              14.47
                              14.45
                              14.5
                              14.35
                              14.36
                              14.28
                              14.26
                              14.23
                              14.27
                              14.23
                              14.21
                              14.15
                              14.09
                              14.24
                              14.35
                              14.43
                              14.5
                              14.56
                              14.53
                              14.59
                              14.69
                              14.66
                              14.68
                              14.75
                              14.6
                              14.65
                              14.57
                              14.51
                              14.45
                              14.29
                              14.08
                              14.34
                              14.47
                              14.54
                              14.63
                              14.62
                              14.55
                              14.41
                              14.34
                              14.35
                              14.38
                              14.1
                              14
                              13.69
                              13.39
                              13.29
                              13.06
                              13.22
                              13.05
                              12.82
                              12.69
                              12.42
                              12.51
                              12.32
                              12.55
                              12.87
                              13.08
                              12.97
                              13.04
                              12.9
                              12.98
                              13
                              13
                              12.9
                              12.94
                              12.83
                              12.8
                              12.6
                              12.58
                              12.62
                              12.59
                              12.55
                              12.62
                              12.63
                              12.67
                              12.8
                              12.93
                              12.93
                              12.93
                              12.89
                              12.99
                              13.14
                              13.13
                              13.09
                              13.13
                              13.2
                              13.11
                              13.11
                              13.1
                              13.05
                              13.02
                              13.05
                              13.01
                              13.12
                              13.17
                              13.19
                              13.23
                              13.25
                              13.25
                              13.36
                              13.43
                              13.44
                              13.36
                              13.36
                              13.41
                              13.35
                              13.4
                              13.41
                              13.13
                              13.19
                              13.2
                              13.24
                              13.28
                              13.25
                              13.28
                              13.42
                              13.46
                              13.44
                              13.39
                              13.37
                              13.37
                              13.35
                              13.34
                              13.32
                              13.39
                              13.38
                              13.46
                              13.5
                              13.57
                              13.55
                              13.57
                              13.52
                              13.56
                              13.51
                              13.45
                              13.4
                              13.38
                              13.34
                              13.4
                              13.5
                              13.61
                              13.72
                              13.72
                              13.64
                              13.61
                              13.64
                              13.55
                              13.46
                              13.31
                              13.35
                              13.44
                              13.24
                              13.18
                              13.14
                              13.16
                              13.15
                              13.13
                              13.13
                              13.14
                              13.11
                              13.15
                              13.17
                              13.2
                              13.26
                              13.3
                              13.32
                              13.31
                              13.31
                              13.28
                              13.2
                              13.23
                              13.21
                              13.21
                              13.09
                              12.99
                              12.9
                              12.81
                              12.73
                              12.62
                              12.72
                              12.65
                              12.49
                              12.46
                              12.35
                              12.54
                              12.57
                              12.63
                              12.55
                              12.63
                              12.57
                              12.47
                              12.37
                              12.39
                              12.33
                              12.11
                              11.84
                              11.99
                              11.95
                              12.08
                              12.02
                              11.92
                              12.05
                              12.07
                              12.02
                              11.95
                              11.92
                              11.99
                              12.08
                              12
                              12.05
                              12.12
                              12.09
                              12.06
                              12.15
                              12.23
                              12.16
                              12.03
                              12.07
                              12.05
                              12.05
                              12.05
                              12.12
                              12.01
                              11.93
                              12.06
                              12.12
                              12.14
                              12.13
                              12.12
                              12.11
                              12.16
                              12.11
                              12.03
                              12.04
                              12.04
                              11.98
                              11.99
                              11.9
                              11.88
                              11.86
                              11.88
                              11.79
                              11.7
                              11.78
                              11.69
                              11.77
                              11.88
                              11.94
                              11.93
                              11.97
12/31/05                      11.97

(Sidebar)

PORTFOLIO STATISTICS
------------------------------------
Common Share Price            $11.97
------------------------------------
Common Share
Net Asset Value               $14.18
------------------------------------
Premium/(Discount) to NAV    -15.59%
------------------------------------
Latest Dividend               $.0850
------------------------------------
Market Yield                   8.52%
------------------------------------
Net Assets Applicable to
Common Shares ($000)      $1,419,946
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/26/03)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -7.63%         1.32%
------------------------------------
Since
Inception       1.16%         8.73%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Commercial Banks               21.5%
------------------------------------
Insurance                      12.0%
------------------------------------
Real Estate                     8.7%
------------------------------------
Capital Markets                 6.7%
------------------------------------
Diversified Financial Services  5.5%
------------------------------------
Media                           4.7%
------------------------------------
Hotels, Restaurants & Leisure   3.4%
------------------------------------
Oil, Gas & Consumable Fuels     3.2%
------------------------------------
Thrifts & Mortgage Finance      2.5%
------------------------------------
Pharmaceuticals                 2.2%
------------------------------------
Semiconductors & Equipment      1.9%
------------------------------------
Specialty Retail                1.7%
------------------------------------
Energy Equipment & Services     1.7%
------------------------------------
Biotechnology                   1.6%
------------------------------------
Electric Utilities              1.6%
------------------------------------
Short-Term Investments          1.1%
------------------------------------
Other                          20.0%
------------------------------------

TOP FIVE ISSUERS
(EXCLUDING SHORT-TERM INVESTMENTS)
(as a % of total investments)
------------------------------------
Wachovia Corporation            2.0%
------------------------------------
HBSC Holdings Public Limited
Company                         1.8%
------------------------------------
JPMorgan Chase & Company        1.7%
------------------------------------
ING Group NV                    1.7%
------------------------------------
Union Planters Corporation      1.6%
------------------------------------

Nuveen Preferred and Convertible Income Fund 2
JQC

Performance
     OVERVIEW As of December 31, 2005

Pie Chart:
PORTFOLIO ALLOCATION
(as a % of total investments)
$25 Par (or similar) Securities         34.8%
Convertible Bonds                       23.0%
Capital Preferred Securities            21.9%
Corporate Bonds                         10.3%
Convertible Preferred Securities         8.5%
Short-Term Investments                   1.5%

Bar Chart:
2005 MONTHLY DISTRIBUTIONS PER SHARE
Jan                           0.0975
Feb                           0.0975
Mar                            0.093
Apr                            0.093
May                            0.093
Jun                           0.0885
Jul                           0.0885
Aug                           0.0885
Sep                            0.084
Oct                            0.084
Nov                            0.084
Dec                            0.084

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
1/01/05                       13.87
                              13.88
                              13.83
                              13.91
                              13.94
                              13.99
                              14.02
                              13.93
                              13.93
                              13.89
                              13.88
                              13.83
                              13.85
                              13.85
                              13.85
                              13.8
                              13.76
                              13.86
                              13.95
                              13.98
                              14.05
                              14.04
                              14
                              14.12
                              14.22
                              14.25
                              14.35
                              14.37
                              14.28
                              14.15
                              14.17
                              14.14
                              14.02
                              13.85
                              13.67
                              13.98
                              14.04
                              14.06
                              14.09
                              14.07
                              14.04
                              13.91
                              13.84
                              13.83
                              13.88
                              13.54
                              13.48
                              13.21
                              13.02
                              12.94
                              12.75
                              12.9
                              12.82
                              12.59
                              12.56
                              12.33
                              12.4
                              12.3
                              12.55
                              12.72
                              12.76
                              12.64
                              12.73
                              12.63
                              12.69
                              12.69
                              12.74
                              12.69
                              12.74
                              12.61
                              12.54
                              12.4
                              12.45
                              12.57
                              12.54
                              12.47
                              12.44
                              12.42
                              12.4
                              12.39
                              12.52
                              12.6
                              12.6
                              12.7
                              12.76
                              12.92
                              12.88
                              12.78
                              12.82
                              12.85
                              12.78
                              12.74
                              12.74
                              12.77
                              12.78
                              12.82
                              12.83
                              12.85
                              12.94
                              12.91
                              12.86
                              12.83
                              12.9
                              12.97
                              13.08
                              13.09
                              13.07
                              13.07
                              13.16
                              13.14
                              13.12
                              13.08
                              12.9
                              12.98
                              12.94
                              12.96
                              13.07
                              13.05
                              13.05
                              13.1
                              13.09
                              13.1
                              13.05
                              13.05
                              13.06
                              13.06
                              13.1
                              13.09
                              13.13
                              13.23
                              13.32
                              13.38
                              13.4
                              13.39
                              13.34
                              13.35
                              13.42
                              13.47
                              13.41
                              13.28
                              13.28
                              13.26
                              13.3
                              13.35
                              13.39
                              13.48
                              13.48
                              13.44
                              13.47
                              13.4
                              13.35
                              13.24
                              13.04
                              13.06
                              13.18
                              13.04
                              13.02
                              13.06
                              13.03
                              13.16
                              13
                              12.98
                              12.99
                              12.92
                              12.94
                              12.98
                              13.05
                              13.09
                              13.06
                              13.08
                              13.11
                              13.17
                              13.16
                              13.13
                              13.02
                              13.04
                              13.06
                              12.94
                              12.9
                              12.86
                              12.76
                              12.6
                              12.58
                              12.57
                              12.47
                              12.37
                              12.37
                              12.24
                              12.46
                              12.42
                              12.54
                              12.49
                              12.45
                              12.4
                              12.26
                              12.29
                              12.25
                              12.27
                              11.97
                              11.81
                              11.86
                              11.89
                              11.88
                              11.87
                              11.75
                              11.89
                              11.83
                              11.83
                              11.74
                              11.74
                              11.84
                              11.95
                              11.91
                              11.88
                              11.98
                              11.91
                              11.89
                              11.95
                              12
                              11.93
                              11.87
                              11.88
                              11.85
                              11.87
                              11.91
                              11.98
                              11.9
                              11.81
                              11.94
                              12.02
                              12.02
                              12.01
                              12
                              11.99
                              12.04
                              12.02
                              11.92
                              11.89
                              11.89
                              11.85
                              11.82
                              11.72
                              11.71
                              11.7
                              11.7
                              11.66
                              11.63
                              11.68
                              11.67
                              11.79
                              12.03
                              12.01
                              12.01
                              12.11
12/31/05                      12.11

(Sidebar)

PORTFOLIO STATISTICS
------------------------------------
Common Share Price            $12.11
------------------------------------
Common Share
Net Asset Value               $14.20
------------------------------------
Premium/(Discount) to NAV    -14.72%
------------------------------------
Latest Dividend               $.0840
------------------------------------
Market Yield                   8.32%
------------------------------------
Net Assets Applicable to
Common Shares ($000)      $2,002,079
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/25/03)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -4.40%         1.41%
------------------------------------
Since
Inception      -0.19%         7.64%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Commercial Banks               21.6%
------------------------------------
Insurance                      12.8%
------------------------------------
Real Estate                     7.7%
------------------------------------
Capital Markets                 7.0%
------------------------------------
Diversified Financial Services  6.0%
------------------------------------
Media                           5.0%
------------------------------------
Oil, Gas & Consumable Fuels     3.5%
------------------------------------
Hotels, Restaurants & Leisure   3.4%
------------------------------------
Pharmaceuticals                 2.0%
------------------------------------
Specialty Retail                2.0%
------------------------------------
Biotechnology                   1.8%
------------------------------------
Semiconductors & Equipment      1.8%
------------------------------------
Energy Equipment & Services     1.5%
------------------------------------
Diversified Telecommunication
Services                        1.5%
------------------------------------
Electric Utilities              1.4%
------------------------------------
Short-Term Investments          1.5%
------------------------------------
Other                          19.5%
------------------------------------

TOP FIVE ISSUERS
(EXCLUDING SHORT-TERM INVESTMENTS)
(as a % of total investments)
------------------------------------
Wachovia Corporation            2.2%
------------------------------------
JPMorgan Chase & Company        2.1%
------------------------------------
Banco Santander Central
Hispano S.A.                    1.6%
------------------------------------
HBOS Public Limited Company     1.6%
------------------------------------
ING Group NV                    1.6%
------------------------------------

Shareholder
       MEETING REPORT

Approval of the new investment management agreement and sub-advisory agreements were the proposals voted upon at the July 26, 2005, shareholder meeting held at The Northern Trust Bank.

Approval of the Board Members was the proposal voted upon at the November 15, 2005, shareholder meeting held at the offices of Nuveen Investments.

                                                                                               JPC                        JQC
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT WAS
REACHED AS FOLLOWS:
                                                                                            Common and                   Common and
                                                                                      Preferred shares             Preferred shares
                                                                                       voting together              voting together
                                                                                            as a class                   as a class
====================================================================================================================================
   For                                                                                      95,403,347                  135,203,471
   Against                                                                                     882,802                    1,257,697
   Abstain                                                                                   1,036,001                    1,267,742
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                    97,322,150                  137,728,910
====================================================================================================================================
APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT BETWEEN NUVEEN ASSET
MANAGEMENT AND FROLEY, REVY INVESTMENT CO., INC. WAS REACHED
AS FOLLOWS:
                                                                                            Common and                   Common and
                                                                                       Preferred shares            Preferred shares
                                                                                        voting together             voting together
                                                                                             as a class                  as a class
====================================================================================================================================
   For                                                                                      95,416,201                  135,207,254
   Against                                                                                     895,571                    1,248,672
   Abstain                                                                                   1,010,378                    1,272,984
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                    97,322,150                  137,728,910
====================================================================================================================================

                                                                                               JPC                        JQC
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT BETWEEN NUVEEN ASSET
MANAGEMENT AND SPECTRUM ASSET MANAGEMENT, INC. WAS REACHED
AS FOLLOWS:
                                                                                            Common and                   Common and
                                                                                      Preferred shares             Preferred shares
                                                                                       voting together              voting together
                                                                                            as a class                   as a class
====================================================================================================================================
   For                                                                                      95,371,985                  135,058,484
   Against                                                                                     916,848                    1,325,717
   Abstain                                                                                   1,033,317                    1,344,709
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                    97,322,150                  137,728,910
====================================================================================================================================
APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT BETWEEN NUVEEN ASSET
MANAGEMENT AND SYMPHONY ASSET MANAGEMENT LLC WAS REACHED
AS FOLLOWS:
                                                                                            Common and                   Common and
                                                                                      Preferred shares             Preferred shares
                                                                                       voting together              voting together
                                                                                            as a class                   as a class
====================================================================================================================================
   For                                                                                      95,350,110                  135,122,183
   Against                                                                                     912,802                    1,303,989
   Abstain                                                                                   1,059,238                    1,302,738
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                    97,322,150                  137,728,910
====================================================================================================================================

Report of
      INDEPENDENT REGISTERED
      PUBLIC ACCOUNTING FIRM



THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND
NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Preferred and Convertible Income Fund and Nuveen Preferred and Convertible Income Fund 2 as of December 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Preferred and Convertible Income Fund and Nuveen Preferred and Convertible Income Fund 2 at December 31, 2005, and the results of their operations for the year then ended, and changes in their net assets and their financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                               Ermst & Young LLP

Chicago, Illinois
February 14, 2006

                        Nuveen Preferred and Convertible Income Fund (JPC)
                        Portfolio of
                                INVESTMENTS December 31, 2005
       SHARES   DESCRIPTION(1)                                                    COUPON         RATINGS(2)                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONVERTIBLE PREFERRED SECURITIES - 11.2% (7.6% OF TOTAL INVESTMENTS)


                CHEMICALS - 0.6%

      133,290   Celanese Corporation                                              4.250%               N/R           $   3,752,114
      112,625   Huntsman Corporation                                              5.000%               N/R               4,559,060
------------------------------------------------------------------------------------------------------------------------------------
                Total Chemicals                                                                                          8,311,174
------------------------------------------------------------------------------------------------------------------------------------

                COMMERCIAL BANKS - 2.1%

   10,730,000   Fortis Insurance NV, 144A                                         7.750%                A+              12,996,713
       97,950   HSBC Finance Corporation                                          8.875%                A1               3,884,207
      257,400   Marshall and Ilsley Corporation                                   6.500%                A2               6,815,952
      105,800   Washington Mutual, Inc., Unit 1 Trust                             5.375%              Baa1               5,774,776
------------------------------------------------------------------------------------------------------------------------------------
                Total Commercial Banks                                                                                  29,471,648
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER FINANCE - 0.7%

    9,800,000   SLM Corporation                                                   4.150%                 A              10,080,084
------------------------------------------------------------------------------------------------------------------------------------

                ELECTRIC UTILITIES - 0.8%

       66,200   Entergy Corporation                                               7.625%               BBB               3,293,450
    1,835,000   PG&E Corporation                                                  9.500%               N/R               5,119,650
       56,800   PNM Resources Inc.                                                6.750%              Baa3               2,674,712
------------------------------------------------------------------------------------------------------------------------------------
                Total Electric Utilities                                                                                11,087,812
------------------------------------------------------------------------------------------------------------------------------------

                ENERGY EQUIPMENT & SERVICES - 0.1%

       25,000   Hanover Compressor Capital Trust                                  7.250%                B-               1,234,370
------------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE PROVIDERS & SERVICES - 0.4%

       80,300   Omnicare Capital Trust II, Series B                               4.000%                BB               5,963,881
------------------------------------------------------------------------------------------------------------------------------------

                HOUSEHOLD DURABLES - 0.3%

      106,675   Newell Financial Trust I                                          5.250%              BBB-               4,453,681
------------------------------------------------------------------------------------------------------------------------------------

                INSURANCE - 3.1%

       74,400   Aspen Insurance Holdings Limited                                  5.625%              BBB-               3,645,600
      368,765   Genworth Financial Inc.                                           6.000%                 A              14,035,196
       61,200   Hartford Financial Services Group, Inc.                           7.000%                A-               4,720,356
      114,000   IPC Holdings Limited                                              7.250%              BBB-               3,120,750
      418,700   MetLife Inc., Convertible, Series B                               6.375%              BBB+              11,535,185
       45,000   Platinum Underwriters Holdings Limited, Series A                  6.000%               BB+               1,421,550
      202,250   The Chubb Corporation                                             7.000%                 A               7,115,155
------------------------------------------------------------------------------------------------------------------------------------
                Total Insurance                                                                                         45,593,792
------------------------------------------------------------------------------------------------------------------------------------

                MEDIA - 0.6%

      185,000   Emmis Communications Corporation, Series A                        6.250%              CCC+               8,247,300
------------------------------------------------------------------------------------------------------------------------------------

                METALS & MINING - 0.3%

        3,120   Freeport McMoran Copper & Gold, Inc.                              5.500%                B-               3,744,000
------------------------------------------------------------------------------------------------------------------------------------

                OIL, GAS & CONSUMABLE FUELS - 0.8%

       25,925   Amerada Hess Corporation                                          7.000%                BB               2,801,974
       67,725   Chesapeake Energy Corporation                                     4.500%                B+               6,536,140
       23,425   Chesapeake Energy Corporation, 144A                               5.000%                 B               2,477,194
------------------------------------------------------------------------------------------------------------------------------------
                Total Oil, Gas & Consumable Fuels                                                                       11,815,308
------------------------------------------------------------------------------------------------------------------------------------

                PHARMACEUTICALS - 0.5%

      126,150   Schering-Plough Corporation                                       6.000%               BBB               6,785,609
------------------------------------------------------------------------------------------------------------------------------------


                                       15

                        Nuveen Preferred and Convertible Income Fund (JPC) (continued)
                             Portfolio of INVESTMENTS December 31, 2005
       SHARES   DESCRIPTION(1)                                                    COUPON         RATINGS(2)                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE FINANCE - 0.4%

       63,350   New York Community Bancorp Inc Capital Trust V                    6.000%              Baa2           $   2,958,445
       87,475   PMI Group Inc.                                                    5.875%                A1               2,156,259
------------------------------------------------------------------------------------------------------------------------------------
                Total Thrifts & Mortgage Finance                                                                         5,114,704
------------------------------------------------------------------------------------------------------------------------------------

                U.S. AGENCY - 0.5%

           81   Fannie Mae                                                        5.375%               AA-               7,463,401
------------------------------------------------------------------------------------------------------------------------------------
                Total Convertible Preferred Securities (cost $150,740,427)                                             159,366,764
------------------------------------------------------------------------------------------------------------------------------------

       SHARES   DESCRIPTION(1)                                                    COUPON         RATINGS(2)                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
                $25 PAR (OR SIMILAR) SECURITIES - 54.3% (36.6% OF TOTAL INVESTMENTS)


                CAPITAL MARKETS - 5.5%

        2,500   ABN AMRO North America, Series L, 144A,  (3)                      6.460%                A3               2,550,000
       18,000   Bear Stearns Capital Trust III                                    7.800%                A2                 458,100
          500   BNY Capital Trust IV, Series E                                    6.875%                A1                  12,575
      309,700   BNY Capital Trust V, Series F                                     5.950%                A1               7,504,031
      148,000   Compass Capital Trust III                                         7.350%                A3               3,747,360
       10,500   CSFB USA, Series 2002-10 (SATURNS)                                7.000%               Aa3                 264,075
       29,700   First Union Capital II, Series II (CORTS)                         7.500%                A1                 771,606
       41,500   First Union Institutional Capital II (CORTS)                      8.200%                A1               1,120,915
        4,000   Goldman Sachs Capital I, Series A (CORTS)                         6.000%                A1                  92,680
       46,400   Goldman Sachs Group Inc.,  (3)                                    6.200%                A2               1,183,200
        2,000   Goldman Sachs Group Inc., PPLUS, Series GSC-3                     6.000%                A1                  46,800
       13,100   Goldman Sachs Group Inc., Series 2003-06 (SATURNS)                6.000%               Aa3                 309,946
        3,800   Goldman Sachs Group Inc., Series 2004-06 (SATURNS)                6.000%                A1                  88,540
       39,600   Goldman Sachs Group Inc., Series 2004-4 (CORTS)                   6.000%                A1                 920,700
        3,000   Goldman Sachs Group Incorporated (SATURNS)                        5.750%               Aa3                  67,260
      528,988   Lehman Brothers Holdings Capital Trust III, Series K              6.375%                A2              13,272,309
        2,400   Lehman Brothers Holdings Capital Trust IV, Series L               6.375%                A2                  60,264
        6,000   Lehman Brothers Holdings Capital Trust V, Series M                6.000%                A2                 143,520
    1,000,000   Mellon Capital II, Series B                                       7.995%                A2               1,064,631
       29,900   Merrill Lynch Capital Trust II                                    8.000%                A1                 773,812
       29,000   Merrill Lynch Preferred Capital Trust                             7.750%                A1                 742,400
      149,500   Merrill Lynch Preferred Capital Trust III                         7.000%                A1               3,830,190
      124,400   Merrill Lynch Preferred Capital Trust IV                          7.120%                A1               3,200,812
      242,500   Merrill Lynch Preferred Capital Trust V                           7.280%                A1               6,334,100
       23,300   Morgan Stanley (PPLUS)                                            7.050%               Aa3                 595,315
       71,100   Morgan Stanley Capital Trust II                                   7.250%                A1               1,810,917
      365,739   Morgan Stanley Capital Trust III                                  6.250%                A1               8,920,374
      717,800   Morgan Stanley Capital Trust IV                                   6.250%                A1              17,399,472
       18,200   Morgan Stanley Capital Trust V                                    5.750%                A+                 413,868
       23,200   Washington Mutual Capital Trust I, Series 2001-22,                7.650%              Baa1                 585,800
                  Class A-1 (CORTS)
------------------------------------------------------------------------------------------------------------------------------------
                Total Capital Markets                                                                                   78,285,572
------------------------------------------------------------------------------------------------------------------------------------

                COMMERCIAL BANKS - 10.5%

       92,400   Abbey National plc, Series B                                      7.250%                A1               2,346,960
       20,700   Abbey National plc, Series B                                      7.375%                 A                 546,273
      173,100   Abbey National PLC, Series C                                      7.375%                A2               4,431,360
       40,800   ABN AMRO Capital Fund Trust V                                     5.900%                 A                 966,552
       10,000   ABN AMRO Capital Trust Fund VII                                   6.080%                 A                 244,000
       73,500   ASBC Capital I                                                    7.625%              Baa1               1,883,070
       68,785   BAC Capital Trust I                                               7.000%               Aa3               1,744,388
      136,755   BAC Capital Trust II                                              7.000%               Aa3               3,481,782
      284,700   BAC Capital Trust III                                             7.000%               Aa3               7,262,697
       59,750   Banco Santander                                                   6.410%                A2               1,499,725
       63,400   Banco Totta & Acores Finance, Series A                            8.875%                A3               1,624,625
        8,200   BancorpSouth Capital Trust I                                      8.150%              Baa2                 208,608
      207,400   Banesto Holdings, Series A, 144A                                 10.500%                A2               6,222,000
       81,700   Bank One Capital Trust VI                                         7.200%                A1               2,086,618
       35,700   BankNorth Capital Trust II                                        8.000%                A3                 920,346
           15   BBVA Privanza International Gibraltar, 144A                       7.764%                A1              15,525,000


                                       16

       SHARES   DESCRIPTION(1)                                                    COUPON         RATINGS(2)                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS (continued)

       62,300   Chittenden Capital Trust I                                        8.000%              Baa1           $   1,599,241
      107,000   Cobank ABC, 144A,  (3)                                            7.000%               N/R               5,534,147
       84,900   Comerica Capital Trust I                                          7.600%                A3               2,143,725
      306,079   Fleet Capital Trust VII                                           1.800%               Aa3               7,719,312
      338,700   Fleet Capital Trust VIII                                          7.200%               Aa3               8,609,754
      775,300   HSBC Finance Corporation                                          6.875%                A1              20,142,294
       48,500   HSBC Finance Corporation                                          6.000%                A1               1,181,460
        2,300   HSBC Holdings plc, Series A                                       6.200%                A1                  56,925
       15,700   KeyCorp, Series 2001-7 (CORTS)                                    7.750%                A3                 408,985
       27,100   KeyCorp, Series B (CORTS)                                         8.250%                A3                 680,481
      164,700   National Commerce Capital Trust II                                7.700%                A1               4,199,850
       32,900   National Westminster Bank plc, Series A                           7.875%               Aa2                 835,989
       87,100   PNC Capital Trust                                                 6.125%                A3               2,101,723
       24,000   Regions Finance Trust I                                           8.000%                A2                 603,600
      175,000   Royal Bank of Scotland Group plc, Series L                        5.750%                A1               4,033,750
       91,395   Royal Bank of Scotland Group plc, Series N                        6.350%                A1               2,296,756
       87,500   SunTrust Capital Trust IV                                         7.125%                A1               2,211,125
       74,300   SunTrust Capital Trust V                                          7.050%                A1               1,880,533
       71,100   USB Capital Trust III                                             7.750%               Aa3               1,811,628
      199,300   USB Capital Trust IV                                              7.350%               Aa3               5,088,129
       81,200   USB Capital Trust V                                               7.250%               Aa3               2,058,420
      400,700   USB Capital Trust VI                                              5.750%               Aa3               9,168,016
       36,050   USB Capital Trust VII                                             5.875%               Aa3                 840,686
       33,400   VNB Capital Trust I                                               7.750%              Baa1                 851,032
       47,100   Well Fargo Capital Trust IX                                       5.625%               Aa2               1,077,648
       10,400   Wells Fargo Capital Trust IV                                      7.000%               Aa2                 265,824
       80,735   Wells Fargo Capital Trust V                                       7.000%               Aa2               2,040,981
       15,100   Wells Fargo Capital Trust VI                                      6.950%               Aa2                 381,426
      230,700   Wells Fargo Capital Trust VII                                     5.850%               Aa2               5,543,721
        2,100   Wells Fargo Capital Trust VIII                                    5.625%               Aa2                  48,741
       80,700   Zions Capital Trust B                                             8.000%              Baa1               2,103,042
------------------------------------------------------------------------------------------------------------------------------------
                Total Commercial Banks                                                                                 148,512,948
------------------------------------------------------------------------------------------------------------------------------------

                COMPUTERS & PERIPHERALS - 0.1%

       41,500   IBM Inc. (CORTS)                                                  7.125%                A+               1,045,385
       21,000   IBM Inc., Series 2001-1 (SATURNS)                                 7.125%                A+                 528,990
        4,100   IBM Inc., Trust Certificates, Series 2001-2                       7.100%                A+                 103,935
        2,400   IBM Trust II (CORTS)                                              7.125%                A+                  60,336
        9,400   IBM Trust III (CORTS)                                             7.200%                A+                 240,734
        1,700   IBM Trust IV (CORTS)                                              7.000%                A+                  43,010
------------------------------------------------------------------------------------------------------------------------------------
                Total Computers & Peripherals                                                                            2,022,390
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER FINANCE - 0.3%

       28,200   Household Capital Trust VI                                        8.250%                A2                 716,280
       39,600   Household Capital Trust VII                                       7.500%                A2               1,011,384
       79,400   SLM Corporation                                                   6.000%                 A               1,881,780
------------------------------------------------------------------------------------------------------------------------------------
                Total Consumer Finance                                                                                   3,609,444
------------------------------------------------------------------------------------------------------------------------------------

                DIVERSIFIED FINANCIAL SERVICES - 6.0%

       15,100   BBVA Preferred Capital Ltd., Series B                             7.750%                A1                 380,898
      190,000   CIT Group Inc., Series A,  (3)                                    6.350%              BBB+               4,911,500
       15,400   CIT Group Incorporated (CORTS)                                    7.750%                A3                 415,492
      220,900   Citigroup Capital Trust IX                                        6.000%               Aa2               5,350,198
       86,200   Citigroup Capital Trust VII                                       7.125%               Aa2               2,186,894
      368,100   Citigroup Capital Trust VIII                                      6.950%               Aa2               9,283,482
        4,800   Citigroup Capital Trust XI                                        6.000%               Aa2                 117,168
       33,200   Citigroup Inc., Series F,  (3)                                    6.365%               Aa3               1,709,800
       94,000   Citigroup Inc., Series G,  (3)                                    6.213%               Aa3               4,878,600
       59,300   Citigroup Inc., Series H,  (3)                                    6.231%               Aa3               3,107,320
       64,600   Citigroup Inc., Series M,  (3)                                    5.864%               Aa3               3,304,290
        5,400   General Electric Capital Corporation                              5.875%               AAA                 131,652


                                       17

                        Nuveen Preferred and Convertible Income Fund (JPC) (continued)
                             Portfolio of INVESTMENTS December 31, 2005
       SHARES   DESCRIPTION(1)                                                    COUPON         RATINGS(2)                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES (continued)

       33,100   General Electric Capital Corporation                              6.625%               AAA           $     836,106
        3,800   General Electric Capital Corporation (CORTS)                      6.000%               AAA                  94,050
      782,875   ING Group N.V.                                                    7.050%                 A              20,033,771
      565,718   ING Group N.V.                                                    7.200%                 A              14,521,981
       16,800   ING Group N.V.                                                    6.200%                 A                 416,640
       32,200   JPM Capital Trust (CORTS)                                         7.200%                A2                 833,658
        2,200   JPM Capital Trust I, Series 2001-1, Class A-1 (CORTS)             7.850%                A1                  57,178
       52,200   JPMorgan Chase & Company (PCARS)                                  7.125%                A2               1,306,044
      395,367   JPMorgan Chase Capital Trust X                                    7.000%                A1              10,054,183
       22,800   JPMorgan Chase Capital Trust XVI                                  6.350%                A1                 570,456
       47,200   JPMorgan Chase Trust, Series 2002-6, Class A (SATURNS)            7.125%                A1               1,217,760
------------------------------------------------------------------------------------------------------------------------------------
                Total Diversified Financial Services                                                                    85,719,121
------------------------------------------------------------------------------------------------------------------------------------

                DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%

       19,600   AT&T Inc.                                                         7.000%                 A                 491,568
       19,300   BellSouth Capital Funding (CORTS)                                 7.100%                A1                 497,361
       11,900   BellSouth Corporation                                             7.125%                 A                 299,285
       17,400   BellSouth Corporation (CORTS)                                     7.000%               Aa3                 436,566
       33,100   BellSouth Corporation, Series 2001-3 (SATURNS)                    7.125%                 A                 828,493
       10,000   BellSouth Inc. (CORTS)                                            7.000%                 A                 258,400
       17,700   BellSouth Telecommunications (PPLUS)                              7.300%               Aa3                 445,155
       45,050   Deutsche Telekom International Finance B.V., Series 2001-24,      7.875%                A-               1,130,755
                  Class A-1 (CORTS)
       17,500   Verizon Communications (CORTS)                                    7.625%                A+                 447,300
       22,200   Verizon Communications (CORTS)                                    7.375%                A+                 566,544
        4,700   Verizon Communications, Series 2004-1 (SATURNS)                   6.125%                A+                 110,591
        1,300   Verizon Global Funding Corporation Trust III, Series III (CORTS)  6.250%                A+                  31,967
       13,900   Verizon New England Inc., Series B                                7.000%                A3                 354,450
       44,755   Verizon South Inc., Series F                                      7.000%                A+               1,134,092
------------------------------------------------------------------------------------------------------------------------------------
                Total Diversified Telecommunication Services                                                             7,032,527
------------------------------------------------------------------------------------------------------------------------------------

                ELECTRIC UTILITIES - 1.1%

       10,000   Consolidated Edison Company                                       7.250%                A2                 256,300
        7,000   Consolidated Edison Company of New York Inc.                      7.500%                A1                 176,750
       22,200   DTE Energy Trust I                                                7.800%              Baa3                 565,212
       40,670   Entergy Louisiana Inc.                                            7.600%                A-               1,032,611
       44,570   Georgia Power Capital Trust V                                     7.125%                A3               1,124,501
        6,600   Georgia Power Company                                             5.700%               AAA                 160,974
        3,000   Georgia Power Company                                             5.750%                 A                  69,090
      228,700   Georgia Power Company                                             5.900%                 A               5,523,105
       11,300   National Rural Utilities Cooperative Finance Corporation          7.600%                A3                 284,986
        1,100   National Rural Utilities Cooperative Finance Corporation          7.400%                A3                  28,160
        6,500   National Rural Utilities Cooperative Finance Corporation          6.100%                A3                 155,090
        4,600   National Rural Utilities Cooperative Finance Corporation          5.950%                A3                 108,560
        1,300   Southern Company Capital Trust I (CORTS)                          8.000%              BBB+                  33,670
        2,100   Southern Company Capital Trust I (CORTS)                          7.375%              BBB+                  54,285
      113,432   Tennessee Valley Authority, Series D                              6.750%               AAA               2,722,368
      134,400   Virginia Power Capital Trust                                      7.375%              Baa1               3,443,328
------------------------------------------------------------------------------------------------------------------------------------
                Total Electric Utilities                                                                                15,738,990
------------------------------------------------------------------------------------------------------------------------------------

                FOOD PRODUCTS - 0.4%

       58,000   Dairy Farmers of America Inc., 144A,  (3)                         7.875%              BBB-               5,825,375
------------------------------------------------------------------------------------------------------------------------------------

                GAS UTILITIES - 0.0%

       23,000   AGL Capital Trust II                                              8.000%               BBB                 585,350
------------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE PROVIDERS & SERVICES - 0.5%

      274,000   Aetna Inc.                                                        8.500%              BBB+               6,981,520
------------------------------------------------------------------------------------------------------------------------------------

                INSURANCE - 11.4%

      538,010   Ace Ltd., Series C                                                7.800%              Baa2              14,042,061
      982,000   Aegon N.V.                                                        6.375%                A-              24,805,320
       62,600   Aegon N.V.                                                        6.500%                A-               1,557,488

                                       18


       SHARES   DESCRIPTION(1)                                                    COUPON         RATINGS(2)                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE (continued)
       17,800   Allstate Insurance Company (CORTS)                                8.000%                A2           $     470,632
        4,400   AMBAC Financial Group Inc.                                        7.000%                AA                 110,968
       53,200   AMBAC Financial Group Inc.                                        5.950%                AA               1,276,800
        6,200   AMBAC Financial Group Inc.                                        5.875%                AA                 148,242
    1,220,900   Delphi Financial Group, Inc.                                      8.000%               BBB              31,853,281
      170,005   EverestRe Capital Trust II                                        6.200%              Baa1               3,765,611
      109,800   EverestRe Group Limited                                           7.850%              Baa1               2,797,704
       13,000   Financial Security Assurance Holdings                             6.875%                AA                 330,980
       82,200   Financial Security Assurance Holdings                             6.250%                AA               2,081,304
      225,500   Hartford Capital Trust III, Series C                              7.450%              Baa1               5,698,385
       37,900   Hartford Life Capital Trust II, Series B                          7.625%              Baa1                 965,692
       38,400   Lincoln National Capital Trust V, Series E                        7.650%              Baa1                 975,744
        7,100   Lincoln National Capital Trust VI                                 6.750%              Baa1                 179,630
      557,500   MetLife Inc., Series B,  (3)                                      6.500%              Baa1              14,450,400
        4,300   PartnerRe Limited                                                 7.900%                A3                 109,650
      964,100   PartnerRe Limited, Series C                                       6.750%              BBB+              23,302,297
        2,600   PartnerRe Limited, Series D                                       6.500%              BBB+                  60,918
       81,700   PLC Capital Trust III                                             7.500%              BBB+               2,080,082
       39,100   PLC Capital Trust IV                                              7.250%              BBB+                 996,268
        8,000   PLC Capital Trust V                                               6.125%              BBB+                 190,320
       37,400   Prudential plc                                                    6.750%                 A                 963,798
      325,410   RenaissanceRe Holdings Limited, Series B                          7.300%               BBB               8,219,857
       12,000   RenaissanceRe Holdings Limited, Series C                          6.080%              BBB+                 242,400
       96,100   RenaissanceRe Holdings Ltd., Series A                             8.100%              BBB+               2,429,408
       26,900   Safeco Capital Trust I (CORTS)                                    8.700%              Baa2                 753,738
       25,100   Safeco Capital Trust I (CORTS)                                    8.750%              Baa2                 742,960
       11,500   Safeco Capital Trust I, Series 2001-4 (CORTS)                     8.750%              Baa2                 300,208
       39,100   Safeco Capital Trust III (CORTS)                                  8.072%              Baa2               1,032,240
       14,400   Safeco Capital Trust IV (CORTS)                                   8.375%              Baa2                 386,136
       47,400   Safeco Corporation, Series 2001-7 (SATURNS)                       8.250%              Baa2               1,223,157
       43,900   Safeco Corporation, Series 2002-5 (SATURNS)                       8.250%              Baa2               1,145,351
       19,400   Saint Paul Capital Trust I                                        7.600%              Baa1                 497,610
       34,100   Torchmark Capital Trust I                                         7.750%                A-                 880,121
       74,000   W.R. Berkley Capital Trust, Series 2002-1 (CBTCS)                 8.125%              BBB-                 751,840
       14,200   W.R. Berkley Corporation                                          6.750%              BBB-                 355,000
       86,700   XL Capital Ltd, Series A                                          8.000%              Baa1               2,205,648
      292,100   XL Capital Ltd, Series B                                          7.625%              Baa1               7,448,550
------------------------------------------------------------------------------------------------------------------------------------
                Total Insurance                                                                                        161,827,799
------------------------------------------------------------------------------------------------------------------------------------

                MEDIA - 0.1%
       43,700   CBS Corporation                                                   7.300%              BBB+               1,099,055
        3,700   The Walt Disney Company                                           7.000%                A-                  94,350
------------------------------------------------------------------------------------------------------------------------------------
                Total Media                                                                                              1,193,405
------------------------------------------------------------------------------------------------------------------------------------

                MULTI-UTILITIES - 0.2%
       55,600   Dominion CNG Capital Trust I                                      7.800%              Baa1               1,418,912
       57,400   Energy East Capital Trust I                                       8.250%              BBB-               1,472,884
------------------------------------------------------------------------------------------------------------------------------------
                Total Multi-Utilities                                                                                    2,891,796
------------------------------------------------------------------------------------------------------------------------------------

                OIL, GAS & CONSUMABLE FUELS - 0.9%
      477,200   Nexen, Inc.                                                       7.350%              Baa3              12,321,304
        1,000   TransCanada Pipeline                                              8.250%                A3                  25,810
------------------------------------------------------------------------------------------------------------------------------------
                Total Oil, Gas & Consumable Fuels                                                                       12,347,114
------------------------------------------------------------------------------------------------------------------------------------

                REAL ESTATE - 12.7%
       22,575   AMB Property Corporation, Series O                                7.000%              Baa2                 572,728
       10,700   AvalonBay Communities, Inc., Series H                             8.700%               BBB                 292,110
        3,000   BRE Properties, Series B                                          8.080%              BBB-                  75,840
       22,500   BRE Properties, Series C                                          6.750%              BBB-                 556,200
      345,825   CarrAmerica Realty Corporation, Series E                          7.500%              BBB-               8,732,081
       20,600   Developers Diversified Realty Corporation, Series F               8.600%              BBB-                 529,008
      658,185   Developers Diversified Realty Corporation, Series G               8.000%              BBB-              16,882,445
       74,000   Developers Diversified Realty Corporation, Series H               7.375%              BBB-               1,842,600


                                       19

                        Nuveen Preferred and Convertible Income Fund (JPC) (continued)
                             Portfolio of INVESTMENTS December 31, 2005
       SHARES   DESCRIPTION(1)                                                    COUPON         RATINGS(2)                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE (continued)

       81,100   Duke Realty Corporation, Series L                                 6.600%               BBB           $   1,964,242
      208,656   Equity Office Properties Trust, Series G                          7.750%              BBB-               5,312,382
       19,200   Equity Residential Properties Trust, Series C                     9.125%               BBB                 487,296
       11,800   Equity Residential Properties Trust, Series D                     8.600%               BBB                 301,372
      424,173   Equity Residential Properties Trust, Series N                     6.480%               BBB              10,125,010
        7,000   HRPT Properties Trust, Series A                                   9.875%              BBB-                 178,010
      309,900   HRPT Properties Trust, Series B                                   8.750%              BBB-               8,026,410
      741,483   Kimco Realty Corporation, Series F                                6.650%              BBB+              19,056,113
       13,693   New Plan Excel Realty Trust, Series D                             7.800%              BBB-                 703,478
      974,075   New Plan Excel Realty Trust, Series E                             7.625%              BBB-              24,497,986
       32,982   Prologis Trust, Series C                                          8.540%               BBB               1,931,508
       13,600   Prologis Trust, Series G                                          6.750%               BBB                 335,920
       13,000   PS Business Parks, Inc., Series F                                 8.750%              BBB-                 330,590
        2,000   PS Business Parks, Inc., Series K                                 7.950%              BBB-                  51,600
       51,900   Public Storage, Inc., Series E                                    6.750%              BBB+               1,284,525
       15,000   Public Storage, Inc., Series F                                    6.450%              BBB+                 346,500
      159,800   Public Storage, Inc., Series R                                    8.000%              BBB+               4,044,538
       34,900   Public Storage, Inc., Series S                                    7.875%              BBB+                 885,413
       28,200   Public Storage, Inc., Series T                                    7.625%              BBB+                 715,152
       30,200   Public Storage, Inc., Series U                                    7.625%              BBB+                 764,362
       32,300   Public Storage, Inc., Series V                                    7.500%              BBB+                 833,663
        3,000   Public Storage, Inc., Series X                                    6.450%              BBB+                  69,540
      186,500   Regency Centers Corporation                                       7.450%              BBB-               4,709,125
       32,000   Regency Centers Corporation                                       6.700%              BBB-                 784,000
        7,000   Simon Property Group, Inc., Series G                              7.890%               BBB                 360,500
      500,000   Ventas Realty LP, Series WI                                       7.125%               BB+                 527,500
        2,200   Vornado Realty Trust, Series F                                    6.750%              BBB-                  52,250
       16,800   Vornado Realty Trust, Series G                                    6.625%              BBB-                 391,776
        3,400   Vornado Realty Trust, Series H                                    6.750%              BBB-                  80,580
       51,200   Vornado Realty Trust, Series I                                    6.625%              BBB-               1,188,864
    1,462,445   Wachovia Preferred Funding Corporation                            7.250%                A2              40,860,713
      707,700   Weingarten Realty Trust, Preferred Securities                     6.750%                A-              18,492,201
------------------------------------------------------------------------------------------------------------------------------------
                Total Real Estate                                                                                      179,176,131
------------------------------------------------------------------------------------------------------------------------------------

                SPECIALTY RETAIL - 0.0%

       13,800   Sherwin Williams Company, Series III (CORTS)                      7.250%                A+                 359,076
------------------------------------------------------------------------------------------------------------------------------------

                THRIFTS & MORTGAGE FINANCE - 2.3%

        4,300   Countrywide Capital Trust II, Series II (CORTS)                   8.000%              BBB+                 109,650
       98,600   Countrywide Capital Trust III (PPLUS)                             8.050%              BBB+               2,570,502
    1,201,200   Countrywide Capital Trust IV                                      6.750%              BBB+              30,306,276
------------------------------------------------------------------------------------------------------------------------------------
                Total Thrifts & Mortgage Finance                                                                        32,986,428
------------------------------------------------------------------------------------------------------------------------------------

                U.S. AGENCY - 1.0%

       86,000   Fannie Mae,  (3)                                                  5.125%               AA-               3,799,480
       17,000   Federal Home Loan Mortgage Corporation                            5.300%               AA-                 757,032
       23,200   Federal Home Loan Mortgage Corporation                            5.810%               Aa3               1,102,000
       90,200   Federal Home Loan Mortgage Corporation,  (3)                      6.000%               AA-               4,374,700
       20,600   Federal Home Loan Mortgage Corporation,  (3)                      6.140%               Aa3               1,025,880
       12,000   Federal Home Loan Mortgage Corporation,  (3)                      5.100%               AA-                 513,750
        8,000   Federal Home Loan Mortgage Corporation,  (3)                      5.000%               AA-                 347,200
       47,300   Federal Home Loan Mortgage Corporation,  (3)                      5.100%               AA-               2,033,900
------------------------------------------------------------------------------------------------------------------------------------
                Total U.S. Agency                                                                                       13,953,942
------------------------------------------------------------------------------------------------------------------------------------

                WIRELESS TELECOMMUNICATION SERVICES - 0.8%

       34,100   AT&T Wireless (CORTS)                                             8.000%                 A                 889,158
       18,300   AT&T Wireless, Series 2002-B (SATURNS)                            9.250%                 A                 488,427
       93,500   Telephone and Data Systems Inc.                                   7.600%                A-               2,344,045
       33,900   United States Cellular Corporation                                8.750%                A-                 888,519
      272,100   United States Cellular Corporation                                7.500%                A-               6,856,920
------------------------------------------------------------------------------------------------------------------------------------
                Total Wireless Telecommunication Services                                                               11,467,069
------------------------------------------------------------------------------------------------------------------------------------
                Total $25 Par (or similar) Securities (cost $779,428,006)                                              770,515,997
                --------------------------------------------------------------------------------------------------------------------


                                       20

    PRINCIPAL
 AMOUNT (000)   DESCRIPTION(1)                                                 COUPON      MATURITY  RATINGS(2)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONVERTIBLE BONDS - 36.0% (24.3% OF TOTAL INVESTMENTS)


                AEROSPACE & DEFENSE - 1.8%

$      2,900    AAR Corporation, 144A                                          2.875%       2/01/24      BB-         $   3,900,500
       5,205    Armor Holdings Inc.                                            2.000%      11/01/24       B+             5,172,469
       2,570    Ceradyne Inc.                                                  2.875%      12/15/35      N/R             2,637,463
       6,900    L-3 Communications Corporation, Series 144A                    3.000%       8/01/35      BB+             6,856,875
       6,460    Lockheed Martin Corporation                                    4.090%       8/15/33     BBB+             6,921,115
------------------------------------------------------------------------------------------------------------------------------------
      24,035    Total Aerospace & Defense                                                                               25,488,422
------------------------------------------------------------------------------------------------------------------------------------

                AIRLINES - 0.7%

       2,740    Continental Airlines, Inc.                                     5.000%       6/15/23     CCC+             3,496,925
       5,875    JetBlue Airways Corporation                                    3.750%       3/15/35       B2             6,513,906
------------------------------------------------------------------------------------------------------------------------------------
       8,615    Total Airlines                                                                                          10,010,831
------------------------------------------------------------------------------------------------------------------------------------

                AUTOMOBILES - 0.1%

         785    Fleetwood Enterprises Inc., 144A                               5.000%      12/15/23       B2               965,550
------------------------------------------------------------------------------------------------------------------------------------

                BIOTECHNOLOGY - 2.4%

       8,700    Amgen Inc.                                                     0.000%       3/01/32       A+             6,829,500
       1,320    CV Therapeutics Inc.                                           2.750%       5/16/12      N/R             1,980,000
       1,645    CV Therapeutics Inc.                                           3.250%       8/16/13      N/R             1,836,231
       9,075    Genzyme Corporation                                            1.250%      12/01/23      BBB            10,288,781
       6,000    Invitrogen Corporation                                         2.000%       8/01/23      N/R             6,540,000
       6,900    Medimmune Inc.                                                 1.000%       7/15/23      BBB             6,762,000
------------------------------------------------------------------------------------------------------------------------------------
      33,640    Total Biotechnology                                                                                     34,236,512
------------------------------------------------------------------------------------------------------------------------------------

                CAPITAL MARKETS - 0.3%

       3,595    BlackRock Inc.                                                 2.625%       2/15/35       A+             4,170,200
------------------------------------------------------------------------------------------------------------------------------------

                COMMERCIAL SERVICES & SUPPLIES - 0.5%

       6,435    Electronic Data Systems, Convertible Senior Notes, 144A        3.875%       7/15/23     BBB-             6,451,088
------------------------------------------------------------------------------------------------------------------------------------

                COMMUNICATIONS EQUIPMENT - 1.9%

       7,057    Ciena Corporation                                              3.750%       2/01/08        B             6,510,083
       5,565    Comverse Technology, Inc.                                      0.000%       5/15/23      BB-             8,424,019
       4,095    Lucent Technologies Inc.                                       2.750%       6/15/23       B1             4,105,238
       2,985    Nortel Networks Corp.                                          4.250%       9/01/08       B-             2,813,363
       3,355    Powerwave Technologies Inc.                                    1.825%      11/15/24      N/R             4,244,075
       1,240    Powerwave Technologies Inc.                                    1.875%      11/15/24      N/R             1,568,600
------------------------------------------------------------------------------------------------------------------------------------
      24,297    Total Communications Equipment                                                                          27,665,378
------------------------------------------------------------------------------------------------------------------------------------

                CONTAINERS & PACKAGING - 0.5%

       7,205    Sealed Air Corporation, 144A                                   3.000%       6/30/33      BBB             7,223,013
------------------------------------------------------------------------------------------------------------------------------------

                DIVERSIFIED FINANCIAL SERVICES - 0.5%

       7,500    CapitalSource Inc.                                             3.500%       7/15/34     BBB-             7,237,500
------------------------------------------------------------------------------------------------------------------------------------

                DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%

       2,425    CenturyTel Inc.                                                4.750%       8/01/32     BBB+             2,476,531
------------------------------------------------------------------------------------------------------------------------------------

                ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%

      13,125    Roper Industries Inc.                                          1.481%       1/15/34      BB-             7,251,563
       1,360    Vishay Intertechnology Inc.                                    3.625%       8/01/23       B+             1,332,800
------------------------------------------------------------------------------------------------------------------------------------
      14,485    Total Electronic Equipment & Instruments                                                                 8,584,363
------------------------------------------------------------------------------------------------------------------------------------

                ENERGY EQUIPMENT & SERVICES - 2.2%

       2,600    Cal Dive International Inc.                                    3.250%      12/15/25      N/R             3,510,000
       3,135    Diamond Offshore Drilling, Inc.                                1.500%       4/15/31       A-             4,502,644
       8,800    Nabors Industries Inc.                                         0.000%       6/15/23      N/R            10,417,000
       2,325    Oil States International Inc., Series 144A                     2.375%       7/01/25      N/R             2,766,750
       5,265    Pride International Inc.                                       3.250%       5/01/33      Ba2             6,962,963
       2,440    Schlumberger Limited                                           2.125%       6/01/23       A+             3,172,000
------------------------------------------------------------------------------------------------------------------------------------
      24,565    Total Energy Equipment & Services                                                                       31,331,357
------------------------------------------------------------------------------------------------------------------------------------


                                       21

                        Nuveen Preferred and Convertible Income Fund (JPC) (continued)
                             Portfolio of INVESTMENTS December 31, 2005
    PRINCIPAL
 AMOUNT (000)   DESCRIPTION(1)                                                 COUPON      MATURITY  RATINGS(2)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                GAS UTILITIES - 0.2%

$         40    Southern Union Company, Series B                               5.750%       8/16/06     Baa3         $   2,858,025
------------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE EQUIPMENT & SUPPLIES - 1.9%

       4,315    Advanced Medical Optics                                        2.500%       7/15/24        B             4,406,694
       8,835    Fisher Scientific International Inc.                           3.250%       3/01/24      BB+             8,823,956
      13,680    Medtronic, Inc.                                                1.250%       9/15/21      AA-            13,919,400
------------------------------------------------------------------------------------------------------------------------------------
      26,830    Total Health Care Equipment & Supplies                                                                  27,150,050
------------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE PROVIDERS & SERVICES - 0.4%

       6,210    Roche Holdings Inc., 144A                                      0.000%       7/25/21      N/R             5,020,785
------------------------------------------------------------------------------------------------------------------------------------

                HOTELS, RESTAURANTS & LEISURE - 2.7%

       5,770    Caesars Entertainment Inc.                                     4.115%       4/15/24     BBB-             7,381,619
      11,300    Carnival Corporation                                           1.132%       4/29/33       A-             8,927,000
       3,315    Hilton Hotels Corporation                                      3.375%       4/15/23     BBB-             3,915,844
       5,400    Kerzner International Limited, 144A                            2.375%       4/15/24        B             6,959,250
       6,305    Scientific Games Corporation                                   0.750%      12/01/24       B+             6,785,756
       2,915    Starwood Hotels and Resorts Worldwide Inc.                     3.500%       5/16/23      BB+             3,749,419
------------------------------------------------------------------------------------------------------------------------------------
      35,005    Total Hotels, Restaurants & Leisure                                                                     37,718,888
------------------------------------------------------------------------------------------------------------------------------------

                INDUSTRIAL CONGLOMERATES - 1.5%

      10,275    3M Company                                                     0.000%      11/21/32      Aa1             9,183,281
       5,120    Tyco International Group SA                                    3.125%       1/15/23     BBB+             7,001,600
       3,350    Tyco International Group SA, Convertible Notes, 144A           3.125%       1/15/23     BBB+             4,581,125
------------------------------------------------------------------------------------------------------------------------------------
      18,745    Total Industrial Conglomerates                                                                          20,766,006
------------------------------------------------------------------------------------------------------------------------------------

                INSURANCE - 0.8%

       7,555    American Equity Investment Life Holding Company                5.250%      12/06/24      BB+             8,754,356
       2,300    American International Group Inc.                              0.500%       5/15/07       AA             2,193,625
------------------------------------------------------------------------------------------------------------------------------------
       9,855    Total Insurance                                                                                         10,947,981
------------------------------------------------------------------------------------------------------------------------------------

                INTERNET SOFTWARE & SERVICES - 0.5%

       7,100    Open Solutions Inc.                                            1.467%       2/02/35      N/R             3,754,125
       5,845    Open Solutions Inc., 144A                                      1.467%       2/02/35      N/R             3,090,544
------------------------------------------------------------------------------------------------------------------------------------
       12,945   Total Internet Software & Services                                                                       6,844,669
------------------------------------------------------------------------------------------------------------------------------------

                IT SERVICES - 0.1%

       2,100    Digital River Inc.                                             1.250%       1/01/24      N/R             2,010,750
------------------------------------------------------------------------------------------------------------------------------------

                LEISURE EQUIPMENT & PRODUCTS - 0.5%

       6,195    K2 Corporation, Convertible Notes, 144A                        5.000%       6/15/10      N/R             6,419,569
------------------------------------------------------------------------------------------------------------------------------------

                MACHINERY - 0.3%

       4,180    AGCO Corporation, Series B                                     1.750%      12/31/33      BB-             3,934,425
------------------------------------------------------------------------------------------------------------------------------------

                MEDIA - 3.6%

         325    Comcast Corporation                                            2.000%      10/15/29      BBB            13,000,000
       4,000    Echostar Communications Corporation, Convertible               5.750%       5/15/08        B             3,920,000
                  Subordinated Notes
       6,365    Liberty Media Corporation                                      0.750%       3/30/23      BB+             6,842,375
      10,850    Liberty Media Corporation, Senior Debentures Exchangeable      3.500%       1/15/31      BB+            11,148,375
                  for Motorola Common Stock
       1,775    Lions Gate Entertainment Corporation, 144A                     2.938%      10/15/24      N/R             1,550,906
       2,500    Lions Gate Entertainment Corporation, 144A                     3.625%       3/15/25      N/R             2,159,375
       3,425    Sinclair Broadcast Group, Convertible Senior                   4.875%       7/15/18        B             2,984,031
                  Subordinated Notes, 144A
       2,600    Sirius Satellite Radio Inc.                                    3.250%      10/15/11      CCC             3,737,500
          96    Tribune Company, Exchangeable Subordinated Debentures          2.000%       5/15/29     BBB+             7,187,520
------------------------------------------------------------------------------------------------------------------------------------
      31,936    Total Media                                                                                             52,530,082
------------------------------------------------------------------------------------------------------------------------------------

                MULTI-UTILITIES - 0.5%

       6,325    Dominion Resources Inc., Series C                              2.125%      12/15/23     Baa1             6,925,875
------------------------------------------------------------------------------------------------------------------------------------


                                       22

    PRINCIPAL
 AMOUNT (000)   DESCRIPTION(1)                                                 COUPON      MATURITY  RATINGS(2)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OIL, GAS & CONSUMABLE FUELS - 1.7%

$      1,175    Chesapeake Energy Corporation, 144A                            2.750%      11/15/35       BB         $   1,255,781
      17,480    Devon Energy Corporation                                       4.900%       8/15/08      BBB            20,211,250
       2,075    McMoran Exploration Corporation, Notes, 144A                   6.000%       7/02/08      N/R             3,065,813
------------------------------------------------------------------------------------------------------------------------------------
      20,730    Total Oil, Gas & Consumable Fuels                                                                       24,532,844
------------------------------------------------------------------------------------------------------------------------------------

                PHARMACEUTICALS - 2.6%

       3,250    Alexion Pharmaceuticals Inc.                                   1.375%       2/01/12      N/R             2,766,563
       3,390    Alexion Pharmaceuticals Inc., 144A                             1.375%       2/01/12      N/R             2,885,738
       9,550    Allergan Inc., Convertible Zero Coupon Senior Notes            0.000%      11/06/22        A            11,818,125
       7,050    Alza Corporation                                               0.000%       7/28/20      AAA             5,851,500
       6,575    Teva Pharmaceutical Finance, Series B                          0.250%       2/01/24      BBB             8,218,750
       6,400    Wyeth, 144A                                                    1.000%       1/15/24        A             6,633,856
------------------------------------------------------------------------------------------------------------------------------------
      36,215    Total Pharmaceuticals                                                                                   38,174,532
------------------------------------------------------------------------------------------------------------------------------------

                REAL ESTATE - 0.1%

       1,535    Avatar Holdings Inc., 144A                                     4.500%       4/01/24      N/R             1,698,094
------------------------------------------------------------------------------------------------------------------------------------

                ROAD & RAIL - 0.6%

       7,700    CSX Corporation                                                0.000%      10/30/21      BBB             7,392,000
         585    Yellow Roadway Corporation                                     3.375%      11/25/23     BBB-               721,744
------------------------------------------------------------------------------------------------------------------------------------
       8,285    Total Road & Rail                                                                                        8,113,744
------------------------------------------------------------------------------------------------------------------------------------

                SEMICONDUCTORS & EQUIPMENT - 2.7%

       3,100    Agere Systems Inc.                                             6.500%      12/15/09        B             3,065,125
       5,015    ASM International NV                                           4.250%      12/06/11       B-             4,845,744
       4,890    ASM Lithography Holding NV                                     5.750%      10/15/06       B2             5,596,116
       4,000    FEI Company, Convertible Notes                                 5.500%       8/15/08       B-             3,980,000
       6,200    Intel Corporation, 144A                                        2.950%      12/15/35      N/R             6,083,750
       6,475    LSI Logic Corporation                                          4.000%       5/15/10      Ba3             6,240,281
       3,360    Micron Technology, Inc.                                        2.500%       2/01/10       B2             3,906,000
       5,775    RF Micro Devices, Inc.                                         1.500%       7/01/10       B-             5,334,656
------------------------------------------------------------------------------------------------------------------------------------
      38,815    Total Semiconductors & Equipment                                                                        39,051,672
------------------------------------------------------------------------------------------------------------------------------------

                SOFTWARE - 1.0%

       6,600    Mentor Graphics Corporation, Convertible Subordinated Notes    6.875%       6/15/07      N/R             6,591,750
       3,350    Sybase Inc., 144A                                              1.750%       2/22/25      N/R             3,450,500
       3,475    Sybase, Inc.                                                   1.750%       2/22/25      N/R             3,579,250
------------------------------------------------------------------------------------------------------------------------------------
      13,425    Total Software                                                                                          13,621,500
------------------------------------------------------------------------------------------------------------------------------------

                SPECIALTY RETAIL - 1.5%

       4,510    Dick's Sporting Goods Inc.                                     1.606%       2/18/24        B             3,162,638
       6,710    Lowes Companies, Inc.                                          0.861%      10/19/21       A+             7,817,150
       3,545    Sonic Automotive Inc., Convertible Senior Subordinated Notes   5.250%       5/07/09        B             3,491,825
       8,775    The TJX Companies, Inc.                                        0.000%       2/13/21       A-             7,052,906
------------------------------------------------------------------------------------------------------------------------------------
      23,540    Total Specialty Retail                                                                                  21,524,519
------------------------------------------------------------------------------------------------------------------------------------

                TRADING COMPANIES & DISTRIBUTORS - 0.2%

       2,830    GATX Corporation                                               7.500%       2/01/07     BBB-             3,321,713
------------------------------------------------------------------------------------------------------------------------------------

                WIRELESS TELECOMMUNICATION SERVICES - 0.9%

       3,495    American Tower Corporation                                     3.000%       8/15/12      BB-             5,050,275
       6,500    NII Holdings Inc., 144A                                        2.750%       8/15/25      N/R             7,093,125
------------------------------------------------------------------------------------------------------------------------------------
       9,995   Total Wireless Telecommunication Services                                                               12,143,400
------------------------------------------------------------------------------------------------------------------------------------
     473,318    Total Convertible Bonds (cost $482,939,613)                                                            511,149,868
------------------------------------------------------------------------------------------------------------------------------------


                                       23

                        Nuveen Preferred and Convertible Income Fund (JPC) (continued)
                             Portfolio of INVESTMENTS December 31, 2005
    PRINCIPAL
 AMOUNT (000)   DESCRIPTION(1)                                                 COUPON      MATURITY  RATINGS(2)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CORPORATE BONDS - 15.5% (10.4% OF TOTAL INVESTMENTS)


                AEROSPACE & DEFENSE - 0.3%

$       3,500   K&F Acquisition Inc.                                           7.750%      11/15/14       B-         $   3,552,500
------------------------------------------------------------------------------------------------------------------------------------

                AUTO COMPONENTS - 0.4%

        1,600   Affinia Group Inc.                                             9.000%      11/30/14     CCC+             1,272,000
        2,575   Keystone Automotive Operations Inc.                            9.750%      11/01/13       B-             2,240,250
        2,500   Tenneco Auto, Inc.                                            10.250%       7/15/13       B2             2,743,750
------------------------------------------------------------------------------------------------------------------------------------
        6,675   Total Auto Components                                                                                    6,256,000
------------------------------------------------------------------------------------------------------------------------------------

                CHEMICALS - 0.6%

        2,000   Freeport McMoran Resources Inc.                                7.000%       2/15/08      Ba3             2,050,000
        1,000   Nell AF Sarl                                                   8.375%       8/15/15       B2               995,000
        1,335   OM Group Inc.                                                  9.250%      12/15/11       B-             1,311,638
        3,000   Resolution Performance Products LLC                            8.000%      12/15/09       B+             3,075,000
        1,500   Rockwood Specialties Group Inc., Series WI                     7.500%      11/15/14       B-             1,501,875
------------------------------------------------------------------------------------------------------------------------------------
        8,835   Total Chemicals                                                                                          8,933,513
------------------------------------------------------------------------------------------------------------------------------------

                COMMERCIAL BANKS - 0.2%

        2,500   HBOS plc, Series 144A                                          6.413%       9/29/49       A1             2,537,500
------------------------------------------------------------------------------------------------------------------------------------

                COMMERCIAL SERVICES & SUPPLIES - 0.6%

        1,000   Allied Waste North America                                     7.875%       4/15/13      BB-             1,037,500
          667   Allied Waste North America, Series B                           9.250%       9/01/12      BB-               725,363
        4,015   DST Systems Inc.                                               4.125%       8/15/23      N/R             5,339,950
        1,000   National Mentor Inc.                                           9.625%      12/01/12       B-             1,050,000
------------------------------------------------------------------------------------------------------------------------------------
        6,682   Total Commercial Services & Supplies                                                                     8,152,813
------------------------------------------------------------------------------------------------------------------------------------

                CONTAINERS & PACKAGING - 0.5%

        1,520   Berry Plastics Corporation                                    10.750%       7/15/12       B-             1,641,600
        2,000   MDP Acquisitions plc, Senior Notes                             9.625%      10/01/12       B-             2,010,000
        2,000   Owens-Brockway Glass Containers, Guaranteed Senior Note        8.250%       5/15/13        B             2,075,000
        2,000   Owens-Illinois Inc.                                            7.800%       5/15/18        B             2,000,000
------------------------------------------------------------------------------------------------------------------------------------
        7,520   Total Containers & Packaging                                                                             7,726,600
------------------------------------------------------------------------------------------------------------------------------------

                DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%

        2,000   INTELSAT Bermuda Limited, Series 144A                          8.250%       1/15/13       B+             2,030,000
        1,500   Valor Telecommunications Enterprises LLC                       7.750%       2/15/15       B1             1,575,000
------------------------------------------------------------------------------------------------------------------------------------
        3,500   Total Diversified Telecommunication Services                                                             3,605,000
------------------------------------------------------------------------------------------------------------------------------------

                ELECTRIC UTILITIES - 0.5%

        3,000   Midwest Generation LLC                                         8.750%       5/01/34       B1             3,318,750
          500   Mirant North America LLC, 144A                                 7.375%      12/31/13       B1               508,125
        3,000   Sierra Pacific Resources, Series 144A                          6.750%       8/15/17       B1             3,000,000
------------------------------------------------------------------------------------------------------------------------------------
        6,500   Total Electric Utilities                                                                                 6,826,875
------------------------------------------------------------------------------------------------------------------------------------

                ENERGY EQUIPMENT & SERVICES - 0.2%

        1,000   Lone Star Technologies Inc.                                    9.000%       6/01/11        B             1,055,000
        1,500   Pride International Inc.                                       7.375%       7/15/14      Ba2             1,616,250
------------------------------------------------------------------------------------------------------------------------------------
        2,500   Total Energy Equipment & Services                                                                        2,671,250
------------------------------------------------------------------------------------------------------------------------------------

                FOOD & STAPLES RETAILING - 0.1%

        2,000   Stater Brothers Holdings Inc.                                  8.125%       6/15/12      BB-             1,990,000
------------------------------------------------------------------------------------------------------------------------------------

                FOOD PRODUCTS - 0.5%
        5,943   Dole Foods Company                                             7.875%       7/15/13       B+             6,151,005
          356   Dole Foods Company                                             8.875%       3/15/11       B+               366,680
------------------------------------------------------------------------------------------------------------------------------------
        6,299   Total Food Products                                                                                      6,517,685
------------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE PROVIDERS & SERVICES - 0.6%
        2,000   Omnicare, Inc.                                                 6.875%      12/15/15      BB+             2,040,000
        1,500   Quintiles Transnational Corporation                           10.000%      10/01/13        B             1,680,000
        1,300   Select Medical Corporation                                     7.625%       2/01/15       B-             1,257,750
        1,000   U.S. Oncology Inc.                                             9.000%       8/15/12       B2             1,075,000
        2,500   U.S. Oncology Inc.                                            10.750%       8/15/14       B-             2,787,500
------------------------------------------------------------------------------------------------------------------------------------
        8,300   Total Health Care Providers & Services                                                                   8,840,250
------------------------------------------------------------------------------------------------------------------------------------


                                       24

    PRINCIPAL
 AMOUNT (000)   DESCRIPTION(1)                                                 COUPON      MATURITY  RATINGS(2)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOTELS, RESTAURANTS & LEISURE - 2.3%

$       2,000   Boyd Gaming Corporation                                        8.750%       4/15/12       B+         $   2,155,000
        2,000   Boyd Gaming Corporation                                        7.750%      12/15/12       B+             2,105,000
        2,552   Dominos Inc.                                                   8.250%       7/01/11        B             2,679,600
        1,500   Herbst Gaming Inc.                                             7.000%      11/15/14       B-             1,500,000
        2,900   Intrawest Corporation                                          7.500%      10/15/13       B+             2,950,750
        2,000   Landry's Restaurants Inc., Series B                            7.500%      12/15/14        B             1,880,000
        1,600   Park Place Entertainment                                       8.125%       5/15/11      BB+             1,774,000
        2,500   Park Place Entertainment                                       7.000%       4/15/13     BBB-             2,678,245
        6,000   Penn National Gaming Inc., Senior Subordinated Notes           8.875%       3/15/10        B             6,330,000
          750   Pinnacle Entertainment Inc.                                    8.750%      10/01/13       B-               802,500
        2,000   Pinnacle Entertainment Inc.                                    8.250%       3/15/12       B-             2,077,500
        2,000   Town Sports International Inc.                                 9.625%       4/15/11       B2             2,105,000
        4,000   Universal City Development Partners                           11.750%       4/01/10       B2             4,505,000
------------------------------------------------------------------------------------------------------------------------------------
       31,802   Total Hotels, Restaurants & Leisure                                                                     33,542,595
------------------------------------------------------------------------------------------------------------------------------------

                HOUSEHOLD DURABLES - 1.0%

        2,000   K. Hovnanian Enterprises Inc., Senior Subordinated Notes       8.875%       4/01/12      Ba2             2,088,226
        3,000   KB Home                                                        8.625%      12/15/08      Ba2             3,201,519
        3,300   Stanley Works Capital Trust I, 144A                            5.902%      12/01/45     Baa1             3,284,714
        5,175   Technical Olympic USA Inc., Senior Subordinated Notes         10.375%       7/01/12       B2             5,116,781
------------------------------------------------------------------------------------------------------------------------------------
       13,475   Total Household Durables                                                                                13,691,240
------------------------------------------------------------------------------------------------------------------------------------

                HOUSEHOLD PRODUCTS - 0.1%

        1,650   Central Garden & Pet Company                                   9.125%       2/01/13       B+             1,749,000
------------------------------------------------------------------------------------------------------------------------------------

                INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.1%

        1,239   NRG Energy Inc., Series WI                                     8.000%      12/15/13       B1             1,387,680
------------------------------------------------------------------------------------------------------------------------------------

                INSURANCE - 0.3%
        1,700   AIG Capital Trust I, 144A                                      5.900%      12/21/65        A             1,708,495
        2,000   Fairfax Financial Holdings Ltd.                                7.750%       4/26/12       BB             1,876,164
------------------------------------------------------------------------------------------------------------------------------------
        3,700   Total Insurance                                                                                          3,584,659
------------------------------------------------------------------------------------------------------------------------------------

                IT SERVICES - 0.5%

        1,625   Global Cash Access LLC                                         8.750%       3/15/12       B-             1,736,719
        4,750   SunGard Data Systems Inc., Series 144A                         9.125%       8/15/13       B-             4,940,000
------------------------------------------------------------------------------------------------------------------------------------
        6,375   Total IT Services                                                                                        6,676,719
------------------------------------------------------------------------------------------------------------------------------------

                MACHINERY - 0.6%

        1,220   Terex Corporation, Senior Subordinated Notes                  10.375%       4/01/11        B             1,299,300
        6,095   Terex Corporation, Senior Subordinated Notes                   9.250%       7/15/11        B             6,536,888
        1,000   The Greenbrier Companies, Inc.                                 8.375%       5/15/15       B+             1,025,000
          200   The Greenbrier Companies, Inc., 144A                           8.375%       5/15/15       B+               205,000
------------------------------------------------------------------------------------------------------------------------------------
        8,515   Total Machinery                                                                                          9,066,188
------------------------------------------------------------------------------------------------------------------------------------

                MEDIA - 2.6%

        4,000   Allbritton Communications Company, Series B                    7.750%      12/15/12       B-             4,040,000
        2,000   American Media Operations Inc.                                 8.875%       1/15/11     CCC+             1,710,000
        3,530   American Media Operations Inc., Series B                      10.250%       5/01/09     CCC+             3,238,775
        5,000   Cablevision Systems Corporation                                7.250%       7/15/08       B+             5,012,500
        1,000   Cablevision Systems Corporation, Series B                      8.125%       8/15/09       B+             1,015,000
        2,000   Charter Communications Operating LLC, 144A                     8.000%       4/30/12       B2             2,000,000
        1,500   Lowes Cineplex Entertainment Corporation, Series WI            9.000%       8/01/14       B3             1,522,500
        2,800   Mail-Well I Corporation, Senior Unsecured Note, 144A           9.625%       3/15/12       B+             3,038,000
        1,950   Panamsat Corporation                                           9.000%       8/15/14       B+             2,052,375
        6,000   Primedia Inc., Senior Notes                                    8.875%       5/15/11        B             5,565,000
        4,550   Vertis Inc.                                                    9.750%       4/01/09       B3             4,737,688
        4,000   Young Broadcasting Inc., Senior Subordinated Note             10.000%       3/01/11      CCC             3,765,000
------------------------------------------------------------------------------------------------------------------------------------
       38,330   Total Media                                                                                             37,696,838
------------------------------------------------------------------------------------------------------------------------------------

                METALS & MINING - 0.2%

        2,000   Chaparral Steel Company                                       10.000%       7/15/13       B1             2,165,000
------------------------------------------------------------------------------------------------------------------------------------


                                       25

                        Nuveen Preferred and Convertible Income Fund (JPC) (continued)
                             Portfolio of INVESTMENTS December 31, 2005
    PRINCIPAL
 AMOUNT (000)   DESCRIPTION(1)                                                 COUPON      MATURITY  RATINGS(2)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OIL, GAS & CONSUMABLE FUELS - 0.7%

$       2,400   Baytex Energy Ltd.                                             9.625%       7/15/10       B-         $   2,532,000
          400   Chaparral Energy Inc., 144A                                    8.500%      12/01/15        B               416,000
        2,345   Chesapeake Energy Corporation                                  7.750%       1/15/15       BB             2,497,425
        2,000   Hilcorp Energy I LP/Hilcorp Finance Company, Series 144A       7.750%      11/01/15        B             2,045,000
        2,000   SemGroup LP, 144A                                              8.750%      11/15/15       B1             2,055,000
          250   Whiting Petroleum Corporation, Series 144A                     7.000%       2/01/14       B2               251,875
------------------------------------------------------------------------------------------------------------------------------------
        9,395   Total Oil, Gas & Consumable Fuels                                                                        9,797,300
------------------------------------------------------------------------------------------------------------------------------------

                PAPER & FOREST PRODUCTS - 0.5%

        2,000   Georgia Pacific Corporation, Debentures                        7.700%       6/15/15      Ba2             1,940,000
        5,000   Georgia Pacific Corporation, Notes                             8.125%       5/15/11      Ba2             5,031,250
------------------------------------------------------------------------------------------------------------------------------------
        7,000   Total Paper & Forest Products                                                                            6,971,250
------------------------------------------------------------------------------------------------------------------------------------

                PERSONAL PRODUCTS - 0.1%

        1,500   Prestige Brands Inc.                                           9.250%       4/15/12       B-             1,485,000
------------------------------------------------------------------------------------------------------------------------------------

                PHARMACEUTICALS - 0.2%

        2,000   Alpharma Inc., Reg S                                           8.625%       5/01/11       B-             2,182,500
------------------------------------------------------------------------------------------------------------------------------------

                REAL ESTATE - 0.2%

        1,625   CB Richard Ellis Services Inc.                                 9.750%       5/15/10      BB-             1,779,370
        1,000   Trustreet Properties, Inc.                                     7.500%       4/01/15       B+             1,005,000
------------------------------------------------------------------------------------------------------------------------------------
        2,625   Total Real Estate                                                                                        2,784,370
------------------------------------------------------------------------------------------------------------------------------------

                SEMICONDUCTORS & EQUIPMENT - 0.1%

          800   Avago Technologies Finance Pte. Ltd., 144A                    10.125%      12/01/13        B               826,000
------------------------------------------------------------------------------------------------------------------------------------

                SPECIALTY RETAIL - 0.9%

        4,100   Asbury Automotive Group Inc.                                   9.000%       6/15/12        B             4,120,500
        1,000   GSC Holdings Corporation, 144A                                 8.000%      10/01/12      Ba3               945,000
        1,120   Movie Gallery Inc., Series WI                                 11.000%       5/01/12       B3               879,200
        2,000   Stripes Acquisition/Susser Finance Corporation, Series 144A   10.625%      12/15/13        B             2,040,000
        5,000   Warnaco Inc., Senior Notes                                     8.875%       6/15/13       B+             5,412,500
------------------------------------------------------------------------------------------------------------------------------------
       13,220   Total Specialty Retail                                                                                  13,397,200
------------------------------------------------------------------------------------------------------------------------------------

                TEXTILES & APPAREL - 0.2%

        3,000   Jostens IH Corporation                                         7.625%      10/01/12       B-             3,030,000

------------------------------------------------------------------------------------------------------------------------------------
                TRADING COMPANIES & DISTRIBUTORS - 0.1%

        2,000   United Rentals North America Inc.                              6.500%       2/15/12      BB-             1,957,500
------------------------------------------------------------------------------------------------------------------------------------
      213,437   Total Corporate Bonds (cost $220,800,130)                                                              219,601,025
------------------------------------------------------------------------------------------------------------------------------------
    PRINCIPAL
AMOUNT (000)/
       SHARES   DESCRIPTION(1)                                                 COUPON      MATURITY  RATINGS(2)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL PREFERRED SECURITIES - 29.6% (20.0% OF TOTAL INVESTMENTS)


                CAPITAL MARKETS - 4.1%

       2,500    Ahmanson Capital Trust I, 144A                                 8.360%      12/01/26     Baa1             2,646,975
       1,000    BT Capital Trust, Series B1                                    7.900%       1/15/27       A2             1,056,801
       4,850    BT Institutional Capital Trust A, 144A                         8.090%      12/01/26       A2             5,150,128
       3,000    BT Institutional Capital Trust B, 144A                         7.750%      12/01/26       A2             3,171,900
       1,250    C.A. Preferred Fund Trust II                                   7.000%      10/30/49       A1             1,296,193
      27,500    C.A. Preferred Funding Trust                                   7.000%       1/30/49       A1            28,445,175
       3,000    First Security Capital I                                       8.410%      12/15/26      Aa2             3,202,908
       8,000    UBS Preferred Funding Trust I                                  8.622%      10/29/49      AA-             9,160,296
       3,800    Washington Mutual Capital Trust I                              8.375%       6/01/27     Baa1             4,096,313
------------------------------------------------------------------------------------------------------------------------------------
                Total Capital Markets                                                                                   58,226,689
------------------------------------------------------------------------------------------------------------------------------------

                COMMERCIAL BANKS - 19.1%

       3,000    AB Svensk Exportkredit, 144A                                   6.375%      10/27/49      AA-             3,074,043
       9,500    Abbey National Capital Trust I                                 8.963%       6/30/50       A2            12,963,672
       6,500    AgFirst Farm Credit Bank                                       7.300%      12/15/53      N/R             6,678,841


                                       26

    PRINCIPAL
AMOUNT (000)/
       SHARES   DESCRIPTION(1)                                                 COUPON      MATURITY  RATINGS(2)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS (continued)

       3,000    Bank One Capital III                                           8.750%       9/01/30       A1         $   4,044,363
       1,000    BankAmerica Capital II, Series 2                               8.000%      12/15/26      Aa3             1,062,330
       6,000    BankBoston Capital Trust I, Series B                           8.250%      12/15/26      Aa3             6,392,466
       2,000    BanPonce Trust I, Series A                                     8.327%       2/01/27     Baa1             2,122,020
      13,030    Barclays Bank plc, 144A (5)                                    8.550%       6/15/49      Aa3            15,049,090
       3,000    Centura Capital Trust I, 144A                                  8.845%       6/01/27       A2             3,264,099
       1,500    DBS Capital Funding Corporation, 144A                          7.657%       3/15/49       A1             1,661,471
       1,000    First Chicago NBD Institutional Capital, 144A                  7.950%      12/01/26       A1             1,058,388
       6,200    First Empire Capital Trust I                                   8.234%       2/01/27     Baa1             6,618,568
       2,000    First Midwest Bancorp Inc.                                     6.950%      12/01/33     Baa2             2,220,352
      30,000    HBOS Capital Funding LP, Notes                                 6.850%       3/23/49       A1            30,506,520
       2,400    HSBC Capital Funding LP, 144A                                  9.547%      12/31/49       A1             2,811,408
       5,750    HSBC Capital Funding LP, Debt                                 10.176%       6/30/50       A1             8,809,805
      11,000    KBC Bank Fund Trust III, 144A                                  9.860%       5/02/50       A2            12,731,488
       1,000    KeyCorp Capital II                                             6.875%       3/17/29       A3             1,105,898
       6,300    KeyCorp Institutional Capital Trust A                          7.826%      12/01/26       A3             6,671,505
      18,600    Lloyds TSB Bank plc, Subordinated Note                         6.900%      11/22/49      Aa2            18,909,820
      20,000    M&I Capital Trust A                                            7.650%      12/01/26       A2            21,142,800
       5,000    NB Capital Trust IV                                            8.250%       4/15/27      Aa3             5,355,760
       1,000    North Fork Capital Trust I, Capital Securities                 8.700%      12/15/26       A3             1,069,163
      12,000    North Fork Capital Trust II                                    8.000%      12/15/27       A3            12,985,740
       1,000    Popular North American Capital Trust I                         6.564%       9/15/34     Baa1             1,031,876
      16,500    RBS Capital Trust B                                            6.800%      12/31/49       A1            16,754,414
         100    Reliance Capital Trust I, Series B                             8.170%       5/01/28      N/R               109,077
       2,365    SocGen Real Estate Company LLC, 144A                           7.640%      12/29/49       A1             2,461,643
       8,000    Sparebanken Rogaland, Notes, 144A                              6.443%       5/01/49     Baa1             8,061,040
      10,500    St. George Funding Company LLC                                 8.485%       6/30/17     Baa1            11,452,403
       1,650    Swedbank ForeningsSparbanken AB, 144A                          9.000%       9/17/50       A2             1,895,264
       2,000    Unicredito Italiano Capital Trust, 144A                        9.200%       4/05/51       A-             2,318,756
         300    Union Planters Preferred Fund, 144A                            7.750%       7/15/53       A2            33,693,750
         100    Wachovia Capital Trust I, Capital Securities, 144A             7.640%       1/15/27       A1               105,902
       5,000    Zions Institutional Capital Trust, Series A                    8.536%      12/15/26     Baa1             5,340,080
------------------------------------------------------------------------------------------------------------------------------------
                Total Commercial Banks                                                                                 271,533,815
------------------------------------------------------------------------------------------------------------------------------------

                DIVERSIFIED FINANCIAL SERVICES - 1.6%

       4,000    BNP Paribas Capital Trust                                      7.200%      12/31/49       A+             4,106,356
      14,025    Chase Capital Trust I, Series A                                7.670%      12/01/26       A1            14,823,948
          15    Citigroup Capital X                                            6.100%       9/30/33      Aa2               353,655
       2,800    Old Mutual Capital Funding, Notes                              8.000%       6/22/53     Baa2             2,945,190
------------------------------------------------------------------------------------------------------------------------------------
                Total Diversified Financial Services                                                                    22,229,149
------------------------------------------------------------------------------------------------------------------------------------

                DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%

          10    Centaur Funding Corporation, Series B, 144A                    9.080%       4/21/20       A-            12,900,538
------------------------------------------------------------------------------------------------------------------------------------

                INSURANCE - 2.2%

         250    Allstate Financing II                                          7.830%      12/01/45       A2               263,859
       2,300    American General Capital II                                    8.500%       7/01/30      Aa3             3,098,808
       4,000    Mangrove Bay, Class 3, 144A                                    6.102%       7/15/33     BBB+             3,982,656
       1,000    MIC Financing Trust I                                          8.375%       2/01/27       A+             1,024,851
       7,250    Prudential plc                                                 6.500%       6/29/49        A             7,194,770
       9,500    Sun Life Canada Capital Trust, Capital Securities, 144A        8.526%       5/06/47       A+            10,244,715
       5,000    Zurich Capital Trust I, 144A                                   8.376%       6/01/37       A-             5,413,095
------------------------------------------------------------------------------------------------------------------------------------
                Total Insurance                                                                                         31,222,754
------------------------------------------------------------------------------------------------------------------------------------

                OIL, GAS & CONSUMABLE FUELS - 0.6%

       1,200    KN Capital Trust I, Preferred Securities                       8.560%       4/15/27     Baa3             1,285,772
       6,110    KN Capital Trust III                                           7.630%       4/15/28     Baa3             6,783,811
------------------------------------------------------------------------------------------------------------------------------------
                Total Oil, Gas & Consumable Fuels                                                                        8,069,583
------------------------------------------------------------------------------------------------------------------------------------


                                       27

                        Nuveen Preferred and Convertible Income Fund (JPC) (continued)
                             Portfolio of INVESTMENTS December 31, 2005
    PRINCIPAL
AMOUNT (000)/
       SHARES   DESCRIPTION(1)                                                 COUPON      MATURITY  RATINGS(2)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE FINANCE - 1.0%

      12,250    Dime Capital Trust I, Series A                                 9.330%       5/06/27     Baa1         $  13,412,562
       1,000    Great Western Financial Trust II, Series A                     8.206%       2/01/27     Baa1             1,068,140
------------------------------------------------------------------------------------------------------------------------------------
                Total Thrifts & Mortgage Finance                                                                        14,480,702
------------------------------------------------------------------------------------------------------------------------------------

                U.S. AGENCY - 0.1%

          48    Fannie Mae                                                     5.100%       4/15/49      AA-             2,069,356
------------------------------------------------------------------------------------------------------------------------------------
                Total Capital Preferred Securities (cost $427,858,329)                                                 420,732,586
------------------------------------------------------------------------------------------------------------------------------------
    PRINCIPAL
 AMOUNT (000)   DESCRIPTION(1)                                                 COUPON      MATURITY                          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.7% (1.1% OF TOTAL INVESTMENTS)

                Repurchase Agreement with State Street Bank, dated 12/30/05, repurchase price $24,139,066, collateralized by $17,905,000,
$     24,130     U.S. Treasury Bonds, 7.875%, due 2/15/21, value $24,619,375   3.250%       1/03/06                     24,130,352
============------------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $24,130,352)                                                         24,130,352
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $2,085,896,857) - 148.3%                                                     2,105,496,592
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                    22,449,324
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.9)%                                                      (708,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                       $1,419,945,916
                ====================================================================================================================

                INTEREST RATE SWAPS OUTSTANDING AT DECEMBER 31, 2005

                                                FIXED RATE
                                                      PAID   FIXED RATE    FLOATING RATE  FLOATING RATE                  UNREALIZED
                                    NOTIONAL   BY THE FUND      PAYMENT         RECEIVED        PAYMENT  TERMINATION   APPRECIATION
                COUNTERPARTY          AMOUNT  (ANNUALIZED)    FREQUENCY   BY THE FUND(4)      FREQUENCY         DATE  (DEPRECIATION)
                --------------------------------------------------------------------------------------------------------------------
                JPMorgan         $71,000,000        1.974%      Monthly           4.370%        Monthly    1/22/2006     $  137,305
                JPMorgan          71,000,000        3.395%      Monthly           4.320%        Monthly    7/06/2006        509,201
                JPMorgan          71,000,000        2.994%      Monthly           4.370%        Monthly    1/22/2008      2,520,576
                Morgan Stanley    71,000,000        2.567%      Monthly           4.370%        Monthly    1/22/2007      1,652,492
                Morgan Stanley    71,000,000        3.406%      Monthly           4.370%        Monthly    1/22/2009      2,820,188
                --------------------------------------------------------------------------------------------------------------------
                                                                                                                         $7,639,762
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below Baa by Moody's Investor Services, Inc. or BBB by Standard and Poor's group are considered to be below investment grade.

                    (3)  Security is eligible for the Dividends Received
                         Deduction.

                    (4)  Based on LIBOR (London Interbank Offered Rate).

                    (5) Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

                    N/R  Investment is not rated.

                   144A Securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                  Reg S Regulation S allows U.S. companies to sell securities to persons or entities located outside of the U.S. without registering those securities with the Securities and Exchange Commission. Specifically,
                         Reg S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

                    CBTCS Corporate Backed Trust Certificates.

                    CORTS Corporate Backed Trust Securities.

                    PCARS Public Credit and Repackaged Securities.

                    PPLUS PreferredPlus Trust.

                    SATURNS Structured Asset Trust Unit Repackaging.

                                 See accompanying notes to financial statements.

                        Nuveen Preferred and Convertible Income Fund 2 (JQC)
                        Portfolio of
                                INVESTMENTS December 31, 2005
       SHARES   DESCRIPTION(1)                                                    COUPON         RATINGS(2)                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONVERTIBLE PREFERRED SECURITIES - 12.5% (8.5% OF TOTAL INVESTMENTS)


                CHEMICALS - 0.6%

      179,435   Celanese Corporation                                              4.250%               N/R           $   5,051,095
      152,195   Huntsman Corporation                                              5.000%               N/R               6,160,854
------------------------------------------------------------------------------------------------------------------------------------
                Total Chemicals                                                                                         11,211,949
------------------------------------------------------------------------------------------------------------------------------------

                COMMERCIAL BANKS - 2.3%

   12,090,000   Fortis Insurance NV, 144A                                         7.750%                A+              14,644,013
      130,500   HSBC Finance Corporation                                          8.875%                A1               5,174,978
      351,450   Marshall and Ilsley Corporation                                   6.500%                A2               9,306,396
      273,600   National Australia Bank Limited                                   7.875%               N/R              10,779,840
      115,725   Washington Mutual, Inc., Unit 1 Trust                             5.375%              Baa1               6,316,502
------------------------------------------------------------------------------------------------------------------------------------
                Total Commercial Banks                                                                                  46,221,729
------------------------------------------------------------------------------------------------------------------------------------

                CONSTRUCTION MATERIALS - 0.4%

      161,900   TXI Capital Trust I                                               6.500%                B2               8,370,230
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER FINANCE - 0.7%

   13,400,000   SLM Corporation                                                   4.150%                 A              13,782,972
------------------------------------------------------------------------------------------------------------------------------------

                ELECTRIC UTILITIES - 1.2%

       90,550   Entergy Corporation                                               7.625%               BBB               4,504,863
      154,500   FPL Group Inc.                                                    8.000%                A-               9,574,365
    2,630,000   PG&E Corporation                                                  9.500%               N/R               7,337,700
       76,430   PNM Resources Inc.                                                6.750%              Baa3               3,599,089
------------------------------------------------------------------------------------------------------------------------------------
                Total Electric Utilities                                                                                25,016,017
------------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%

      124,000   Baxter International Inc.                                         7.000%              Baa1               6,665,000
------------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE PROVIDERS & SERVICES - 0.4%

      109,300   Omnicare Capital Trust II, Series B                               4.000%                BB               8,117,711
------------------------------------------------------------------------------------------------------------------------------------

                HOUSEHOLD DURABLES - 0.4%

      187,325   Newell Financial Trust I                                          5.250%              BBB-               7,820,819
------------------------------------------------------------------------------------------------------------------------------------

                INSURANCE - 2.8%
      100,500   Aspen Insurance Holdings Limited                                  5.625%              BBB-               4,924,500
      503,775   Genworth Financial Inc.                                           6.000%                 A              19,173,677
      154,575   IPC Holdings Limited                                              7.250%              BBB-               4,231,491
      570,475   MetLife Inc., Convertible, Series B                               6.375%              BBB+              15,716,586
       62,000   Platinum Underwriters Holdings Limited, Series A                  6.000%               BB+               1,958,580
      276,200   The Chubb Corporation                                             7.000%                 A               9,716,716
------------------------------------------------------------------------------------------------------------------------------------
                Total Insurance                                                                                         55,721,550
------------------------------------------------------------------------------------------------------------------------------------

                MEDIA - 0.3%

      137,000   Emmis Communications Corporation, Series A                        6.250%              CCC+               6,107,460
------------------------------------------------------------------------------------------------------------------------------------

                METALS & MINING - 0.3%

        4,265   Freeport McMoran Copper & Gold, Inc.                              5.500%                B-               5,118,000
------------------------------------------------------------------------------------------------------------------------------------

                OIL, GAS & CONSUMABLE FUELS - 1.3%

       34,725   Amerada Hess Corporation                                          7.000%                BB               3,753,078
       91,900   Chesapeake Energy Corporation                                     4.500%                B+               8,869,269
       31,950   Chesapeake Energy Corporation, 144A                               5.000%                 B               3,378,713
      222,100   Teekay Shipping Corporation                                       7.250%               BB-              10,087,782
------------------------------------------------------------------------------------------------------------------------------------
                Total Oil, Gas & Consumable Fuels                                                                       26,088,842
------------------------------------------------------------------------------------------------------------------------------------

                PHARMACEUTICALS - 0.6%

      217,875   Schering-Plough Corporation                                       6.000%               BBB              11,719,496
------------------------------------------------------------------------------------------------------------------------------------


                                       29

                        Nuveen Preferred and Convertible Income Fund 2 (JQC) (continued)
                             Portfolio of INVESTMENTS December 31, 2005
       SHARES   DESCRIPTION(1)                                                    COUPON         RATINGS(2)                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE FINANCE - 0.4%

       86,650   New York Community Bancorp Inc Capital Trust V                    6.000%              Baa2           $   4,046,555
      140,000   PMI Group Inc.                                                    5.875%                A1               3,451,000
------------------------------------------------------------------------------------------------------------------------------------
                Total Thrifts & Mortgage Finance                                                                         7,497,555
------------------------------------------------------------------------------------------------------------------------------------

                U.S. AGENCY - 0.5%

          111   Fannie Mae                                                        5.375%               AA-              10,227,623
------------------------------------------------------------------------------------------------------------------------------------
                Total Convertible Preferred Securities (cost $232,961,858)                                             249,686,953
------------------------------------------------------------------------------------------------------------------------------------

                $25 PAR (OR SIMILAR) SECURITIES - 50.9% (34.8% OF TOTAL INVESTMENTS)


                AUTOMOBILES - 0.0%

        3,000   DaimlerChrysler AG (CORTS)                                        7.875%                A3                  73,860
        2,200   DaimlerChrysler Corp. (PPLUS)                                     7.250%                A3                  53,020
------------------------------------------------------------------------------------------------------------------------------------
                Total Automobiles                                                                                          126,880
------------------------------------------------------------------------------------------------------------------------------------

                CAPITAL MARKETS - 4.4%

      113,300   Bear Stearns Capital Trust III                                    7.800%                A2               2,883,485
       27,000   BNY Capital Trust IV, Series E                                    6.875%                A1                 679,050
      306,984   BNY Capital Trust V, Series F                                     5.950%                A1               7,438,222
      218,000   Compass Capital Trust III                                         7.350%                A3               5,519,760
       31,600   CSFB USA, Series 2002-10 (SATURNS)                                7.000%               Aa3                 794,740
       49,000   First Union Capital II, Series II (CORTS)                         7.500%                A1               1,273,020
       22,600   First Union Institutional Capital II (CORTS)                      8.200%                A1                 610,426
       18,800   First Union Institutional Capital II, Series III (CORTS)          7.500%                A1                 472,068
        5,300   Goldman Sachs Capital I (CORTS)                                   6.000%                A1                 124,524
        1,400   Goldman Sachs Capital I, Series A (CORTS)                         6.000%                A1                  32,438
        8,800   Goldman Sachs Group Inc.,  (3)                                    6.200%                A2                 224,400
        9,400   Goldman Sachs Group Inc., PPLUS, Series GSC-3                     6.000%                A1                 219,960
       12,300   Goldman Sachs Group Inc., Series 2003-06 (SATURNS)                6.000%               Aa3                 291,018
        4,800   Goldman Sachs Group Inc., Series 2004-04 (SATURNS)                6.000%                A1                 111,600
        1,300   Goldman Sachs Group Inc., Series 2004-06 (SATURNS)                6.000%                A1                  30,290
      198,350   Lehman Brothers Holdings Inc., Series C,  (3)                     5.940%              BBB+               9,917,500
       96,800   Lehman Brothers Holdings Inc., Series D,  (3)                     5.670%                A3               4,680,280
      425,000   Lehman Brothers Holdings Inc., Series F,  (3)                     6.500%                A-              11,156,250
       71,500   Merrill Lynch Capital Trust II                                    8.000%                A1               1,850,420
       48,400   Merrill Lynch Preferred Capital Trust                             7.750%                A1               1,239,040
      264,400   Merrill Lynch Preferred Capital Trust III                         7.000%                A1               6,773,928
      188,800   Merrill Lynch Preferred Capital Trust IV                          7.120%                A1               4,857,824
      283,400   Merrill Lynch Preferred Capital Trust V                           7.280%                A1               7,402,408
      117,980   Morgan Stanley (PPLUS)                                            7.050%               Aa3               3,014,389
      211,850   Morgan Stanley Capital Trust II                                   7.250%                A1               5,395,820
      203,200   Morgan Stanley Capital Trust III                                  6.250%                A1               4,956,048
      138,400   Morgan Stanley Capital Trust IV                                   6.250%                A1               3,354,816
       14,100   Morgan Stanley Capital Trust V                                    5.750%                A+                 320,634
       13,400   UBS Preferred Funding Trust III                                   7.250%               AA-                 339,690
       50,300   Washington Mutual Capital Trust I, Series 2001-22,                7.650%              Baa1               1,270,075
                   Class A-1 (CORTS)
------------------------------------------------------------------------------------------------------------------------------------
                Total Capital Markets                                                                                   87,234,123
------------------------------------------------------------------------------------------------------------------------------------

                COMMERCIAL BANKS - 11.2%

       58,700   Abbey National plc, Series B                                      7.250%                A1               1,490,980
       36,200   Abbey National plc, Series B                                      7.375%                 A                 955,318
      303,200   Abbey National PLC, Series C                                      7.375%                A2               7,761,920
      863,770   ABN AMRO Capital Fund Trust V                                     5.900%                 A              20,462,711
       79,779   ABN AMRO Capital Fund Trust VI                                    6.250%                 A               1,994,475
       17,021   ABN AMRO Capital Trust Fund VII                                   6.080%                 A                 415,312
      115,200   ASBC Capital I                                                    7.625%              Baa1               2,951,424
      203,410   BAC Capital Trust I                                               7.000%               Aa3               5,158,478
      560,200   BAC Capital Trust II                                              7.000%               Aa3              14,262,692
      163,900   BAC Capital Trust III                                             7.000%               Aa3               4,181,089
    1,010,000   Banco Santander                                                   6.410%                A2              25,351,000
       71,750   Banco Totta & Acores Finance, Series A                            8.875%                A3               1,838,594
        5,600   BancorpSouth Capital Trust I                                      8.150%              Baa2                 142,464
       13,400   Banesto Holdings, Series A, 144A                                 10.500%                A2                 402,000
      167,700   Bank One Capital Trust VI                                         7.200%                A1               4,283,058
       53,200   BankNorth Capital Trust II                                        8.000%                A3               1,371,496
      145,700   Chittenden Capital Trust I                                        8.000%              Baa1               3,740,119


                                       30

       SHARES   DESCRIPTION(1)                                                    COUPON         RATINGS(2)                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS (continued)

      146,500   Cobank ABC, 144A,  (3)                                            7.000%               N/R           $   7,577,126
      118,600   Comerica Capital Trust I                                          7.600%                A3               2,994,650
       17,400   Fleet Capital Trust II (CORTS)                                    8.000%               Aa3                 443,700
      512,200   Fleet Capital Trust VII                                           1.800%               Aa3              12,917,684
      430,300   Fleet Capital Trust VIII                                          7.200%               Aa3              10,938,226
       62,400   HSBC Finance Corporation                                          6.875%                A1               1,621,152
       37,600   KeyCorp (PCARS)                                                   7.500%                A3                 955,040
      135,700   KeyCorp Capital Trust V                                           5.875%                A3               3,182,165
       29,600   KeyCorp, Series 2001-7 (CORTS)                                    7.750%                A3                 771,080
       35,800   KeyCorp, Series B (CORTS)                                         8.250%                A3                 898,938
       92,600   National Commerce Capital Trust II                                7.700%                A1               2,361,300
       63,900   National Westminster Bank plc, Series A                           7.875%               Aa2               1,623,699
       21,700   ONB Capital Trust II                                              8.000%              Baa2                 558,558
       54,400   PNC Capital Trust                                                 6.125%                A3               1,312,672
       26,400   Regions Finance Trust I                                           8.000%                A2                 663,960
      270,700   Royal Bank of Scotland Group plc, Series L                        5.750%                A1               6,239,635
      124,740   Royal Bank of Scotland Group plc, Series N                        6.350%                A1               3,134,716
      160,600   SunTrust Capital Trust IV                                         7.125%                A1               4,058,362
      110,300   SunTrust Capital Trust V                                          7.050%                A1               2,791,693
      664,800   USB Capital Trust III                                             7.750%               Aa3              16,939,104
      348,900   USB Capital Trust IV                                              7.350%               Aa3               8,907,417
      301,200   USB Capital Trust V                                               7.250%               Aa3               7,635,420
       31,800   USB Capital Trust VI                                              5.750%               Aa3                 727,584
       39,200   USB Capital Trust VII                                             5.875%               Aa3                 914,144
       39,100   VNB Capital Trust I                                               7.750%              Baa1                 996,268
       11,000   Well Fargo Capital Trust IX                                       5.625%               Aa2                 251,680
       40,000   Wells Fargo Capital Trust IV                                      7.000%               Aa2               1,022,400
      483,400   Wells Fargo Capital Trust V                                       7.000%               Aa2              12,220,352
      115,100   Wells Fargo Capital Trust VI                                      6.950%               Aa2               2,907,426
      236,550   Wells Fargo Capital Trust VII                                     5.850%               Aa2               5,684,297
       21,800   Wells Fargo Capital Trust VIII                                    5.625%               Aa2                 505,978
      117,800   Zions Capital Trust B                                             8.000%              Baa1               3,069,868
------------------------------------------------------------------------------------------------------------------------------------
                Total Commercial Banks                                                                                 223,589,424
------------------------------------------------------------------------------------------------------------------------------------

                COMPUTERS & PERIPHERALS - 0.1%

       17,600   IBM Inc. (CORTS)                                                  7.125%                A+                 443,344
       28,700   IBM Inc., Series 2001-1 (SATURNS)                                 7.125%                A+                 722,953
       13,700   IBM Trust II (CORTS)                                              7.125%                A+                 344,418
        8,000   IBM Trust III (CORTS)                                             7.200%                A+                 204,880
       24,800   IBM Trust IV (CORTS)                                              7.000%                A+                 627,440
------------------------------------------------------------------------------------------------------------------------------------
                Total Computers & Peripherals                                                                            2,343,035
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER FINANCE - 0.7%

       40,900   Household Capital Trust VI                                        8.250%                A2               1,038,860
       99,400   Household Capital Trust VII                                       7.500%                A2               2,538,676
       28,400   SLM Corporation                                                   6.000%                 A                 673,080
      174,000   SLM Corporation, Series A,  (3)                                   6.970%              BBB+               9,218,520
------------------------------------------------------------------------------------------------------------------------------------
                Total Consumer Finance                                                                                  13,469,136
------------------------------------------------------------------------------------------------------------------------------------

                DIVERSIFIED FINANCIAL SERVICES - 5.5%

       13,800   BBVA Preferred Capital Ltd., Series B                             7.750%                A1                 348,105
      236,500   CIT Group Inc., Series A,  (3)                                    6.350%              BBB+               6,113,525
       27,700   CIT Group Incorporated (CORTS)                                    7.750%                A3                 747,346
      270,700   Citigroup Capital Trust IX                                        6.000%               Aa2               6,556,354
      197,400   Citigroup Capital Trust VII                                       7.125%               Aa2               5,008,038
    1,138,322   Citigroup Capital Trust VIII                                      6.950%               Aa2              28,708,481
       24,000   Citigroup Inc., Series H,  (3)                                    6.231%               Aa3               1,257,600
        3,200   Citigroup, Series CIT (CORTS)                                     6.750%                A3                  80,320
       63,100   General Electric Capital Corporation                              5.875%               AAA               1,538,378
       40,500   General Electric Capital Corporation                              6.625%               AAA               1,023,030
        1,900   General Electric Capital Corporation (CORTS)                      6.000%               AAA                  47,025
      755,475   ING Group N.V.                                                    7.050%                 A              19,332,605
      592,320   ING Group N.V.                                                    7.200%                 A              15,204,854
       43,200   JPM Capital Trust (CORTS)                                         7.200%                A2               1,118,448


                                       31

                        Nuveen Preferred and Convertible Income Fund 2 (JQC) (continued)
                             Portfolio of INVESTMENTS December 31, 2005
       SHARES   DESCRIPTION(1)                                                    COUPON         RATINGS(2)                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES (continued)

        9,900   JPM Capital Trust I, Series 2001-1, Class A-1 (CORTS)             7.850%                A1           $     257,301
       71,965   JPMorgan Chase & Company (PCARS)                                  7.125%                A2               1,800,564
       22,000   JPMorgan Chase Capital Trust IX, Series I                         7.500%                A1                 560,780
      712,420   JPMorgan Chase Capital Trust X                                    7.000%                A1              18,116,841
       32,200   JPMorgan Chase Capital Trust XVI                                  6.350%                A1                 805,644
       73,600   JPMorgan Chase Trust, Series 2002-6, Class A (SATURNS)            7.125%                A1               1,898,880
------------------------------------------------------------------------------------------------------------------------------------
                Total Diversified Financial Services                                                                   110,524,119
------------------------------------------------------------------------------------------------------------------------------------

                DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%

       68,900   AT&T Inc.                                                         7.000%                 A               1,728,012
       37,900   BellSouth Capital Funding (CORTS)                                 7.100%                A1                 976,683
       29,100   BellSouth Corporation (CORTS)                                     7.000%               Aa3                 730,119
       50,600   BellSouth Corporation, Series 2001-3 (SATURNS)                    7.125%                 A               1,266,518
       32,600   BellSouth Inc. (CORTS)                                            7.000%                 A                 842,384
       71,000   BellSouth Telecommunications (PPLUS)                              7.300%               Aa3               1,785,650
       60,600   Deutsche Telekom International Finance B.V., Series 2001-24,      7.875%                A-               1,521,060
                  Class A-1 (CORTS)
       27,300   Verizon Communications (CORTS)                                    7.625%                A+                 697,788
       48,100   Verizon Communications (CORTS)                                    7.375%                A+               1,227,512
       50,700   Verizon New England Inc., Series B                                7.000%                A3               1,292,850
       30,300   Verizon South Inc., Series F                                      7.000%                 A                 767,802
------------------------------------------------------------------------------------------------------------------------------------
                Total Diversified Telecommunication Services                                                            12,836,378
------------------------------------------------------------------------------------------------------------------------------------

                ELECTRIC UTILITIES - 0.6%

        6,000   Consolidated Edison Company                                       7.250%                A2                 153,780
       16,300   Consolidated Edison Company of New York Inc.                      7.500%                A1                 411,575
       21,100   DTE Energy Trust I                                                7.800%              Baa3                 537,206
       28,900   Entergy Louisiana Inc.                                            7.600%                A-                 733,771
        8,300   Entergy Mississippi Inc.                                          7.250%                A-                 215,136
        3,000   Georgia Power Capital Trust V                                     7.125%                A3                  75,690
        6,900   Georgia Power Company                                             5.700%               AAA                 168,291
        1,500   Georgia Power Company                                             5.900%                 A                  36,225
      130,000   Interstate Power and Light Company,  (3)                          7.100%              BBB-               3,513,900
       11,700   Mississippi Power Capital Trust II                                7.200%                A2                 295,659
        4,500   National Rural Utilities Cooperative Finance Corporation          7.600%                A3                 113,490
        5,200   National Rural Utilities Cooperative Finance Corporation          7.400%                A3                 133,120
        1,500   National Rural Utilities Cooperative Finance Corporation          6.100%                A3                  35,790
        1,900   National Rural Utilities Cooperative Finance Corporation          5.950%                A3                  44,840
       33,600   Northern States Power Company                                     8.000%                A3                 864,864
       34,300   Southern Company Capital Trust I (CORTS)                          7.375%              BBB+                 886,655
       15,300   Southern Company Capital Trust I (CORTS)                          8.190%              BBB+                 420,138
       13,100   Southern Company Capital Trust VI                                 7.125%              BBB+                 337,587
        8,100   Tennessee Valley Authority, Series A                              4.081%               AAA                 195,291
      122,500   Virginia Power Capital Trust                                      7.375%              Baa1               3,138,450
------------------------------------------------------------------------------------------------------------------------------------
                Total Electric Utilities                                                                                12,311,458
------------------------------------------------------------------------------------------------------------------------------------

                FOOD PRODUCTS - 0.4%

       75,000   Dairy Farmers of America Inc., 144A,  (3)                         7.875%              BBB-               7,532,813
------------------------------------------------------------------------------------------------------------------------------------

                GAS UTILITIES - 0.1%

       75,300   AGL Capital Trust II                                              8.000%               BBB               1,916,385
------------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE PROVIDERS & SERVICES - 0.7%

      587,500   Aetna Inc.                                                        8.500%              BBB+              14,969,500
------------------------------------------------------------------------------------------------------------------------------------

                INDUSTRIAL CONGLOMERATES - 0.0%

        5,000   General Electric Company, Series GE (CORTS)                       6.800%               AAA                 130,150
------------------------------------------------------------------------------------------------------------------------------------

                INSURANCE - 11.3%

    1,127,233   Ace Ltd., Series C                                                7.800%              Baa2              29,420,781
    1,398,400   Aegon N.V.                                                        6.375%                A-              35,323,584
        6,100   Allstate Corporation (PCARS)                                      7.150%                A2                 154,513
        1,500   AMBAC Financial Group Inc.                                        7.000%                AA                  37,830
       90,300   AMBAC Financial Group Inc.                                        5.950%                AA               2,167,200
      676,401   Delphi Financial Group, Inc.                                      8.000%               BBB              17,647,302
      198,456   EverestRe Capital Trust II                                        6.200%              Baa1               4,395,800


                                       32

       SHARES   DESCRIPTION(1)                                                    COUPON         RATINGS(2)                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE (continued)

       95,500   EverestRe Group Limited                                           7.850%              Baa1           $   2,433,340
       12,600   Financial Security Assurance Holdings                             6.875%                AA                 320,796
      338,200   Hartford Capital Trust III, Series C                              7.450%              Baa1               8,546,314
       45,700   Hartford Life Capital Trust II, Series B                          7.625%              Baa1               1,164,436
       56,500   Lincoln National Capital Trust V, Series E                        7.650%              Baa1               1,435,665
    1,404,000   Lincoln National Capital Trust VI                                 6.750%              Baa1              35,521,200
      827,600   MetLife Inc., Series B,  (3)                                      6.500%              Baa1              21,451,392
       82,700   PartnerRe Limited                                                 7.900%                A3               2,108,850
      903,702   PartnerRe Limited, Series C                                       6.750%              BBB+              21,842,477
       80,400   PLC Capital Trust III                                             7.500%              BBB+               2,046,984
       68,700   PLC Capital Trust IV                                              7.250%              BBB+               1,750,476
       23,900   PLC Capital Trust V                                               6.125%              BBB+                 568,581
       38,800   Prudential plc                                                    6.750%                 A                 999,876
      124,700   RenaissanceRe Holdings Limited, Series B                          7.300%               BBB               3,149,922
        3,400   RenaissanceRe Holdings Limited, Series C                          6.080%              BBB+                  68,680
      115,800   RenaissanceRe Holdings Ltd., Series A                             8.100%              BBB+               2,927,424
       23,100   Safeco Capital Trust I (CORTS)                                    8.750%              Baa2                 683,760
       29,300   Safeco Capital Trust I (CORTS)                                    8.700%              Baa2                 820,986
       22,100   Safeco Capital Trust I, Series 2001-4 (CORTS)                     8.750%              Baa2                 576,921
       47,200   Safeco Capital Trust III (CORTS)                                  8.072%              Baa2               1,246,080
       17,200   Safeco Capital Trust IV (CORTS)                                   8.375%              Baa2                 461,218
       39,300   Safeco Corporation, Series 2001-7 (SATURNS)                       8.250%              Baa2               1,014,137
       39,800   Safeco Corporation, Series 2002-5 (SATURNS)                       8.250%              Baa2               1,038,382
        6,700   Saint Paul Capital Trust I                                        7.600%              Baa1                 171,855
       61,600   Torchmark Capital Trust I                                         7.750%                A-               1,589,896
      121,600   W.R. Berkley Capital Trust, Series 2002-1 (CBTCS)                 8.125%              BBB-               1,235,456
      709,300   W.R. Berkley Corporation                                          6.750%              BBB-              17,732,500
       68,800   XL Capital Ltd, Series A                                          8.000%              Baa1               1,750,272
      103,900   XL Capital Ltd, Series B                                          7.625%              Baa1               2,649,450
------------------------------------------------------------------------------------------------------------------------------------
                Total Insurance                                                                                        226,454,336
------------------------------------------------------------------------------------------------------------------------------------

                IT SERVICES - 0.0%

        2,500   Vertex Industries Inc. (PPLUS)                                    7.625%                A+                  63,988
------------------------------------------------------------------------------------------------------------------------------------

                MEDIA - 0.1%

       52,700   CBS Corporation                                                   7.300%              BBB+               1,325,405
        5,500   The Walt Disney Company                                           7.000%                A-                 140,250
        1,200   Walt Disney Company (CORTS)                                       6.875%                A-                  30,780
------------------------------------------------------------------------------------------------------------------------------------
                Total Media                                                                                              1,496,435
------------------------------------------------------------------------------------------------------------------------------------

                MULTILINE RETAIL - 0.0%

        4,000   Nordstrom Inc. (CORTS)                                            7.625%                A-                 102,800
------------------------------------------------------------------------------------------------------------------------------------

                MULTI-UTILITIES - 0.2%

       52,400   Dominion CNG Capital Trust I                                      7.800%              Baa1               1,337,248
       30,700   Dominion Resources Capital Trust II                               8.400%              Baa2                 780,701
       88,100   Energy East Capital Trust I                                       8.250%              BBB-               2,260,646
------------------------------------------------------------------------------------------------------------------------------------
                Total Multi-Utilities                                                                                    4,378,595
------------------------------------------------------------------------------------------------------------------------------------

                OIL, GAS & CONSUMABLE FUELS - 0.9%

      685,000   Nexen, Inc.                                                       7.350%              Baa3              17,686,700
------------------------------------------------------------------------------------------------------------------------------------

                PHARMACEUTICALS - 0.1%

       50,000   Bristol Myers Squibb Company (CORTS)                              6.250%                A+               1,280,000
------------------------------------------------------------------------------------------------------------------------------------

                REAL ESTATE - 11.2%

      243,757   AMB Property Corporation, Series O                                7.000%              Baa2               6,184,115
       77,100   AvalonBay Communities, Inc., Series H                             8.700%               BBB               2,104,830
      220,400   BRE Properties, Series B                                          8.080%              BBB-               5,571,712
      111,466   BRE Properties, Series D                                          6.750%              BBB-               2,730,917
      617,657   CarrAmerica Realty Corporation, Series E                          7.500%              BBB-              15,595,839
      104,300   Developers Diversified Realty Corporation, Series G               8.000%              BBB-               2,675,295
    1,264,845   Developers Diversified Realty Corporation, Series H               7.375%              BBB-              31,494,641
      125,600   Duke Realty Corporation, Series L                                 6.600%               BBB               3,042,032
       98,000   Duke-Weeks Realty Corporation                                     6.625%               BBB               2,413,740


                                       33

                        Nuveen Preferred and Convertible Income Fund 2 (JQC) (continued)
                             Portfolio of INVESTMENTS December 31, 2005
       SHARES   DESCRIPTION(1)                                                    COUPON         RATINGS(2)                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE (continued)

       25,000   Duke-Weeks Realty Corporation, Series B                           7.990%               BBB           $   1,262,500
        5,400   Duke-Weeks Realty Corporation, Series I                           8.450%               BBB                 135,270
      193,200   Equity Office Properties Trust, Series G                          7.750%              BBB-               4,918,872
        3,200   Equity Residential Properties Trust, Series C                     9.125%               BBB                  81,216
       15,400   Equity Residential Properties Trust, Series D                     8.600%               BBB                 393,316
      348,622   Equity Residential Properties Trust, Series N                     6.480%               BBB               8,321,607
      140,000   Federal Realty Investment Trust                                   8.500%              BBB-               3,607,800
       10,400   First Industrial Realty Trust, Inc., Series C                     8.625%              BBB-                 267,176
      426,229   HRPT Properties Trust, Series A                                   9.875%              BBB-              10,839,003
      459,400   HRPT Properties Trust, Series B                                   8.750%              BBB-              11,898,460
       99,800   New Plan Excel Realty Trust, Series E                             7.625%              BBB-               2,509,970
        3,997   Prologis Trust, Series C                                          8.540%               BBB                 234,074
       96,275   Prologis Trust, Series G                                          6.750%               BBB               2,377,993
      299,600   PS Business Parks, Inc.                                           7.000%              BBB-               7,250,320
        2,000   PS Business Parks, Inc., Series F                                 8.750%              BBB-                  50,860
          700   PS Business Parks, Inc., Series K                                 7.950%              BBB-                  18,060
      243,000   PS Business Parks, Inc., Series L                                 7.600%              BBB-               6,160,050
      149,000   Public Storage, Inc., Series E                                    6.750%              BBB+               3,687,750
       14,600   Public Storage, Inc., Series F                                    6.450%              BBB+                 337,260
       31,400   Public Storage, Inc., Series Q                                    8.600%              BBB+                 785,628
      156,850   Public Storage, Inc., Series R                                    8.000%              BBB+               3,969,874
       55,860   Public Storage, Inc., Series S                                    7.875%              BBB+               1,417,168
       45,000   Public Storage, Inc., Series T                                    7.625%              BBB+               1,141,200
      174,000   Public Storage, Inc., Series U                                    7.625%              BBB+               4,403,940
       31,500   Public Storage, Inc., Series V                                    7.500%              BBB+                 813,015
      166,100   Regency Centers Corporation                                       7.450%              BBB-               4,194,025
       20,500   Simon Property Group, Inc., Series F                              8.750%              Baa2                 521,725
       20,650   Simon Property Group, Inc., Series G                              7.890%               BBB               1,063,475
        2,600   United Dominion Realty Trust                                      8.600%              BBB-                  66,872
      500,000   Ventas Realty LP, Series WI                                       7.125%               BB+                 527,500
       30,000   Vornado Realty Trust, Series E                                    7.000%              BBB-                 756,600
        1,200   Vornado Realty Trust, Series F                                    6.750%              BBB-                  28,500
      165,000   Vornado Realty Trust, Series G                                    6.625%              BBB-               3,847,800
      183,000   Vornado Realty Trust, Series H                                    6.750%              BBB-               4,337,100
       76,776   Vornado Realty Trust, Series I                                    6.625%              BBB-               1,782,739
    1,987,734   Wachovia Preferred Funding Corporation                            7.250%                A2              55,537,288
      130,300   Weingarten Realty Trust, Series E                                 6.950%                A-               3,329,165
------------------------------------------------------------------------------------------------------------------------------------
                Total Real Estate                                                                                      224,688,292
------------------------------------------------------------------------------------------------------------------------------------

                SPECIALTY RETAIL - 0.0%

       30,300   Sherwin Williams Company, Series III (CORTS)                      7.250%                A+                 788,406
------------------------------------------------------------------------------------------------------------------------------------

                THRIFTS & MORTGAGE FINANCE - 1.0%

       81,500   Countrywide Capital Trust II, Series II (CORTS)                   8.000%              BBB+               2,078,250
       70,800   Countrywide Capital Trust III (PPLUS)                             8.050%              BBB+               1,845,756
      668,400   Countrywide Capital Trust IV                                      6.750%              BBB+              16,863,732
        3,800   Countrywide Financial Corporation Capital Trust I (CORTS)         8.000%              BBB+                  98,002
        4,200   Washington Mutual Incorporated (CORTS)                            7.750%              Baa1                 106,260
------------------------------------------------------------------------------------------------------------------------------------
                Total Thrifts & Mortgage Finance                                                                        20,992,000
------------------------------------------------------------------------------------------------------------------------------------

                U.S. AGENCY - 1.0%

        6,700   Fannie Mae,  (3)                                                  4.750%               AA-                 273,494
       23,100   Fannie Mae,  (3)                                                  5.125%               AA-               1,020,558
       30,000   Fannie Mae,  (3)                                                  5.810%               AA-               1,500,000
       44,300   Fannie Mae,  (3)                                                  6.129%               AA-               2,222,310
       23,000   Federal Home Loan Mortgage Corporation                            5.300%               AA-               1,024,220
       34,700   Federal Home Loan Mortgage Corporation,  (3)                      5.000%               AA-               1,505,980
       59,100   Federal Home Loan Mortgage Corporation,  (3)                      6.000%               AA-               2,866,350
      108,000   Federal Home Loan Mortgage Corporation,  (3)                      6.140%               Aa3               5,378,400
       40,000   Federal Home Loan Mortgage Corporation,  (3)                      5.100%               AA-               1,712,500
       48,300   Federal Home Loan Mortgage Corporation,  (3)                      5.100%               AA-               2,076,900
------------------------------------------------------------------------------------------------------------------------------------
                Total U.S. Agency                                                                                       19,580,712
------------------------------------------------------------------------------------------------------------------------------------


                                       34

       SHARES   DESCRIPTION(1)                                                    COUPON         RATINGS(2)                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WIRELESS TELECOMMUNICATION SERVICES - 0.8%

       60,100   AT&T Wireless (CORTS)                                             8.000%                 A           $   1,567,108
       28,000   AT&T Wireless, Series 2002-B (SATURNS)                            9.250%                 A                 747,320
      117,300   Telephone and Data Systems Inc.                                   7.600%                 A-              2,940,711
       50,600   United States Cellular Corporation                                8.750%                 A-              1,326,226
      344,100   United States Cellular Corporation                                7.500%                 A-              8,671,320
------------------------------------------------------------------------------------------------------------------------------------
                Total Wireless Telecommunication Services                                                               15,252,685
------------------------------------------------------------------------------------------------------------------------------------
                Total $25 Par (or similar) Securities (cost $1,038,896,453)                                          1,019,748,350
------------------------------------------------------------------------------------------------------------------------------------

    PRINCIPAL
 AMOUNT (000)   DESCRIPTION(1)                                                 COUPON      MATURITY  RATINGS(2)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONVERTIBLE BONDS - 33.8% (23.0% OF TOTAL INVESTMENTS)


                AEROSPACE & DEFENSE - 1.6%

$      3,860    AAR Corporation, 144A                                          2.875%       2/01/24      BB-             5,191,700
       4,600    Armor Holdings Inc.                                            2.000%      11/01/24       B+             4,571,250
       3,515    Ceradyne Inc.                                                  2.875%      12/15/35      N/R             3,607,269
       9,450    L-3 Communications Corporation, Series 144A                    3.000%       8/01/35      BB+             9,390,938
       8,815    Lockheed Martin Corporation                                    4.090%       8/15/33     BBB+             9,444,215
------------------------------------------------------------------------------------------------------------------------------------
      30,240    Total Aerospace & Defense                                                                               32,205,372
------------------------------------------------------------------------------------------------------------------------------------

                AIRLINES - 0.7%

       3,735    Continental Airlines, Inc.                                     5.000%       6/15/23     CCC+             4,766,794
       7,985    JetBlue Airways Corporation                                    3.750%       3/15/35       B2             8,853,369
------------------------------------------------------------------------------------------------------------------------------------
      11,720    Total Airlines                                                                                          13,620,163
------------------------------------------------------------------------------------------------------------------------------------

                AUTOMOBILES - 0.1%

       1,025    Fleetwood Enterprises Inc., 144A                               5.000%      12/15/23       B2             1,260,750
------------------------------------------------------------------------------------------------------------------------------------

                BIOTECHNOLOGY - 2.6%

      11,800    Amgen Inc.                                                     0.000%       3/01/32       A+             9,263,000
       5,000    Cephalon Inc.                                                  0.000%       6/15/33       B-             5,968,750
       1,780    CV Therapeutics Inc.                                           2.750%       5/16/12      N/R             2,670,000
       2,250    CV Therapeutics Inc.                                           3.250%       8/16/13      N/R             2,511,563
      12,400    Genzyme Corporation                                            1.250%      12/01/23      BBB            14,058,500
       8,000    Invitrogen Corporation                                         2.000%       8/01/23      N/R             8,720,000
       9,450    Medimmune Inc.                                                 1.000%       7/15/23      BBB             9,261,000
------------------------------------------------------------------------------------------------------------------------------------
      50,680    Total Biotechnology                                                                                     52,452,813
------------------------------------------------------------------------------------------------------------------------------------

                CAPITAL MARKETS - 0.3%

       4,855    BlackRock Inc.                                                 2.625%       2/15/35       A+             5,631,800
------------------------------------------------------------------------------------------------------------------------------------

                COMMERCIAL BANKS - 0.2%

       4,000    U.S. Bancorp, Series 144A                                      2.660%       8/21/35      Aa2             3,975,000
------------------------------------------------------------------------------------------------------------------------------------

                COMMERCIAL SERVICES & SUPPLIES - 0.4%

       7,000    Electronic Data Systems, Convertible Senior Notes, 144A        3.875%       7/15/23     BBB-             7,017,500
------------------------------------------------------------------------------------------------------------------------------------

                COMMUNICATIONS EQUIPMENT - 1.3%

       9,200    Ciena Corporation                                              3.750%       2/01/08        B             8,487,000
       5,595    Lucent Technologies Inc.                                       2.750%       6/15/23       B1             5,608,988
       3,905    Nortel Networks Corp.                                          4.250%       9/01/08       B-             3,680,463
       4,475    Powerwave Technologies Inc.                                    1.825%      11/15/24      N/R             5,660,875
       1,700    Powerwave Technologies Inc.                                    1.875%      11/15/24      N/R             2,150,500
------------------------------------------------------------------------------------------------------------------------------------
      24,875    Total Communications Equipment                                                                          25,587,826
------------------------------------------------------------------------------------------------------------------------------------

                CONSTRUCTION & ENGINEERING - 0.4%

       8,500    Quanta Services Incorporated                                   4.000%       7/01/07        B             8,245,000
------------------------------------------------------------------------------------------------------------------------------------

                CONTAINERS & PACKAGING - 0.5%

       9,825    Sealed Air Corporation, 144A                                   3.000%       6/30/33      BBB             9,849,563
------------------------------------------------------------------------------------------------------------------------------------

                DIVERSIFIED FINANCIAL SERVICES - 0.6%

      10,325    CapitalSource Inc.                                             3.500%       7/15/34     BBB-             9,963,625
       2,650    JMH Finance Limited                                            4.750%       9/06/07      N/R             2,674,619
------------------------------------------------------------------------------------------------------------------------------------
      12,975    Total Diversified Financial Services                                                                    12,638,244
------------------------------------------------------------------------------------------------------------------------------------


                                       35

                        Nuveen Preferred and Convertible Income Fund 2 (JQC) (continued)
                             Portfolio of INVESTMENTS December 31, 2005
    PRINCIPAL
 AMOUNT (000)   DESCRIPTION(1)                                                 COUPON      MATURITY  RATINGS(2)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%

$      3,325    CenturyTel Inc.                                                4.750%       8/01/32     BBB+         $   3,395,656
------------------------------------------------------------------------------------------------------------------------------------

                ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%

      17,940    Roper Industries Inc.                                          1.481%       1/15/34      BB-             9,911,850
       3,510    Vishay Intertechnology Inc.                                    3.625%       8/01/23       B+             3,439,800
------------------------------------------------------------------------------------------------------------------------------------
      21,450    Total Electronic Equipment & Instruments                                                                13,351,650
------------------------------------------------------------------------------------------------------------------------------------

                ENERGY EQUIPMENT & SERVICES - 2.1%

       3,495    Cal Dive International Inc.                                    3.250%      12/15/25      N/R             4,718,250
       4,200    Diamond Offshore Drilling, Inc.                                1.500%       4/15/31       A-             6,032,250
      12,025    Nabors Industries Inc.                                         0.000%       6/15/23      N/R            14,234,594
       3,185    Oil States International Inc., Series 144A                     2.375%       7/01/25      N/R             3,790,150
       7,115    Pride International Inc.                                       3.250%       5/01/33      Ba2             9,409,588
       3,325    Schlumberger Limited                                           2.125%       6/01/23       A+             4,322,500
------------------------------------------------------------------------------------------------------------------------------------
      33,345    Total Energy Equipment & Services                                                                       42,507,332
------------------------------------------------------------------------------------------------------------------------------------

                GAS UTILITIES - 0.1%

          30    Southern Union Company, Series B                               5.750%       8/16/06     Baa3             2,167,785
------------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE EQUIPMENT & SUPPLIES - 1.7%

       5,745    Advanced Medical Optics                                        2.500%       7/15/24        B             5,867,081
       8,195    Fisher Scientific International Inc.                           3.250%       3/01/24      BB+             8,184,756
      18,695    Medtronic, Inc.                                                1.250%       9/15/21      AA-            19,022,163
------------------------------------------------------------------------------------------------------------------------------------
      32,635    Total Health Care Equipment & Supplies                                                                  33,074,000
------------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE PROVIDERS & SERVICES - 0.3%

       8,510    Roche Holdings Inc., 144A                                      0.000%       7/15/21      N/R             6,880,335
------------------------------------------------------------------------------------------------------------------------------------

                HOTELS, RESTAURANTS & LEISURE - 2.9%

       7,875    Caesars Entertainment Inc.                                     4.115%       4/15/24     BBB-            10,074,566
      18,205    Carnival Corporation                                           1.132%       4/29/33       A-            14,381,950
       8,535    Hilton Hotels Corporation                                      3.375%       4/15/23     BBB-            10,081,969
       7,125    Kerzner International Limited, 144A                            2.375%       4/15/24        B             9,182,344
       8,475    Scientific Games Corporation                                   0.750%      12/01/24       B+             9,121,219
       3,875    Starwood Hotels and Resorts Worldwide Inc.                     3.500%       5/16/23      BB+             4,984,219
------------------------------------------------------------------------------------------------------------------------------------
      54,090    Total Hotels, Restaurants & Leisure                                                                     57,826,267
------------------------------------------------------------------------------------------------------------------------------------

                INDUSTRIAL CONGLOMERATES - 1.1%

       5,720    3M Company                                                     0.000%      11/21/32      Aa1             5,112,250
       7,200    Tyco International Group SA                                    3.125%       1/15/23     BBB+             9,846,000
       4,650    Tyco International Group SA, Convertible Notes, 144A           3.125%       1/15/23     BBB+             6,358,875
------------------------------------------------------------------------------------------------------------------------------------
      17,570    Total Industrial Conglomerates                                                                          21,317,125
------------------------------------------------------------------------------------------------------------------------------------

                INSURANCE - 0.6%

      10,315    American Equity Investment Life Holding Company                5.250%      12/06/24      BB+            11,952,506
------------------------------------------------------------------------------------------------------------------------------------

                INTERNET SOFTWARE & SERVICES - 0.4%

       7,800    Open Solutions Inc.                                            1.467%       2/02/35      N/R             4,124,250
       7,885    Open Solutions Inc., 144A                                      1.467%       2/02/35      N/R             4,169,194
------------------------------------------------------------------------------------------------------------------------------------
      15,685    Total Internet Software & Services                                                                       8,293,444
------------------------------------------------------------------------------------------------------------------------------------

                IT SERVICES - 0.1%

       2,900    Digital River Inc.                                             1.250%       1/01/24      N/R             2,776,750
------------------------------------------------------------------------------------------------------------------------------------

                LEISURE EQUIPMENT & PRODUCTS - 0.1%

       1,165    K2 Corporation, Convertible Notes, 144A                        5.000%       6/15/10      N/R             1,207,231
------------------------------------------------------------------------------------------------------------------------------------

                MACHINERY - 0.3%

       5,635    AGCO Corporation, Series B                                     1.750%      12/31/33      BB-             5,303,944
------------------------------------------------------------------------------------------------------------------------------------

                MEDIA - 3.3%

         415    Comcast Corporation                                            2.000%      10/15/29      BBB            16,600,000
       8,480    Liberty Media Corporation                                      0.750%       3/30/23      BB+             9,116,000
      14,725    Liberty Media Corporation, Senior Debentures Exchangeable      3.500%       1/15/31      BB+            15,129,938
                  for Motorola Common Stock
      26,800    Liberty Media Corporation, Senior Debentures, Exchangeable
                  for PCS Common Stock, Series 1                               4.000%      11/15/29      BB+            15,845,500
       2,395    Lions Gate Entertainment Corporation, 144A                     2.938%      10/15/24      N/R             2,092,631


                                       36

    PRINCIPAL
 AMOUNT (000)   DESCRIPTION(1)                                                 COUPON      MATURITY  RATINGS(2)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MEDIA (continued)

$      3,300    Lions Gate Entertainment Corporation, 144A                     3.625%       3/15/25      N/R         $  $2,850,375
       3,500    Sirius Satellite Radio Inc.                                    3.250%      10/15/11      CCC             5,031,250
------------------------------------------------------------------------------------------------------------------------------------
      59,615    Total Media                                                                                             66,665,694
------------------------------------------------------------------------------------------------------------------------------------

                MULTI-UTILITIES - 0.5%

       8,625    Dominion Resources Inc., Series C                              2.125%      12/15/23     Baa1             9,444,375
------------------------------------------------------------------------------------------------------------------------------------

                OIL, GAS & CONSUMABLE FUELS - 1.6%

       1,600    Chesapeake Energy Corporation, 144A                            2.750%      11/15/35       BB             1,710,000
      23,475    Devon Energy Corporation                                       4.900%       8/15/08      BBB            27,142,969
       1,720    McMoran Exploration Corporation, Notes, 144A                   6.000%       7/02/08      N/R             2,541,300
------------------------------------------------------------------------------------------------------------------------------------
      26,795    Total Oil, Gas & Consumable Fuels                                                                       31,394,269
------------------------------------------------------------------------------------------------------------------------------------

                PHARMACEUTICALS - 2.2%

       4,150    Alexion Pharmaceuticals Inc.                                   1.375%       2/01/12      N/R             3,532,688
       4,580    Alexion Pharmaceuticals Inc., 144A                             1.375%       2/01/12      N/R             3,898,725
      13,055    Allergan Inc., Convertible Zero Coupon Senior Notes            0.000%      11/06/22        A            16,155,563
       9,450    Teva Pharmaceutical Finance, Series B                          0.250%       2/01/24      BBB            11,812,500
       8,500    Wyeth, 144A                                                    1.000%       1/15/24        A             8,810,590
------------------------------------------------------------------------------------------------------------------------------------
      39,735    Total Pharmaceuticals                                                                                   44,210,066
------------------------------------------------------------------------------------------------------------------------------------

                REAL ESTATE - 0.1%

       2,040    Avatar Holdings Inc., 144A                                     4.500%       4/01/24      N/R             2,256,750
------------------------------------------------------------------------------------------------------------------------------------

                ROAD & RAIL - 0.5%

      10,500    CSX Corporation                                                0.000%      10/30/21      BBB            10,080,000
------------------------------------------------------------------------------------------------------------------------------------

                SEMICONDUCTORS & EQUIPMENT - 2.5%

       8,325    Agere Systems Inc.                                             6.500%      12/15/09        B             8,231,344
       6,710    ASM International NV                                           4.250%      12/06/11       B-             6,483,538
       5,500    ASM Lithography Holding NV                                     5.750%      10/15/06       B2             6,294,200
       8,450    Intel Corporation, 144A                                        2.950%      12/15/35      N/R             8,291,563
       9,220    LSI Logic Corporation                                          4.000%       5/15/10      Ba3             8,885,775
       4,590    Micron Technology, Inc.                                        2.500%       2/01/10       B2             5,335,875
       7,370    RF Micro Devices, Inc.                                         1.500%       7/01/10       B-             6,808,038
------------------------------------------------------------------------------------------------------------------------------------
      50,165    Total Semiconductors & Equipment                                                                        50,330,333
------------------------------------------------------------------------------------------------------------------------------------

                SOFTWARE - 0.8%

       7,100    Mentor Graphics Corporation, Convertible Subordinated Notes    6.875%       6/15/07      N/R             7,091,125
       4,525    Sybase Inc., 144A                                              1.750%       2/22/25      N/R             4,660,750
       4,880    Sybase, Inc.                                                   1.750%       2/22/25      N/R             5,026,400
------------------------------------------------------------------------------------------------------------------------------------
      16,505    Total Software                                                                                          16,778,275
------------------------------------------------------------------------------------------------------------------------------------

                SPECIALTY RETAIL - 2.0%

       7,820    Charming Shoppes Inc.                                          4.750%       6/01/12      BB-            11,055,525
       6,130    Dick's Sporting Goods Inc.                                     1.606%       2/18/24        B             4,298,663
       9,170    Lowes Companies, Inc.                                          0.861%      10/19/21       A+            10,683,050
       5,135    Sonic Automotive Inc., Convertible Senior Subordinated Notes   5.250%       5/07/09        B             5,057,975
      11,975    The TJX Companies, Inc.                                        0.000%       2/13/21       A-             9,624,906
------------------------------------------------------------------------------------------------------------------------------------
      40,230    Total Specialty Retail                                                                                  40,720,119
------------------------------------------------------------------------------------------------------------------------------------

                TRADING COMPANIES & DISTRIBUTORS - 0.2%

       3,860    GATX Corporation                                               7.500%       2/01/07     BBB-             4,530,675
------------------------------------------------------------------------------------------------------------------------------------

                WIRELESS TELECOMMUNICATION SERVICES - 0.8%

       4,755    American Tower Corporation                                     3.000%       8/15/12      BB-             6,870,975
       9,000    NII Holdings Inc., 144A                                        2.750%       8/15/25      N/R             9,821,250
------------------------------------------------------------------------------------------------------------------------------------
      13,755    Total Wireless Telecommunication Services                                                               16,692,225
------------------------------------------------------------------------------------------------------------------------------------
     644,175    Total Convertible Bonds (cost $639,874,795)                                                            675,640,837
------------------------------------------------------------------------------------------------------------------------------------


                                       37

                        Nuveen Preferred and Convertible Income Fund 2 (JQC) (continued)
                             Portfolio of INVESTMENTS December 31, 2005
    PRINCIPAL
 AMOUNT (000)   DESCRIPTION(1)                                                 COUPON      MATURITY  RATINGS(2)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CORPORATE BONDS - 15.1% (10.3% OF TOTAL INVESTMENTS)


                AEROSPACE & DEFENSE - 0.2%

$       3,500   K&F Acquisition Inc.                                           7.750%      11/15/14       B-         $   3,552,500
------------------------------------------------------------------------------------------------------------------------------------

                AUTO COMPONENTS - 0.3%

        1,950   Affinia Group Inc.                                             9.000%      11/30/14     CCC+             1,550,250
        1,300   Keystone Automotive Operations Inc.                            9.750%      11/01/13       B-             1,131,000
        3,000   Tenneco Auto, Inc.                                            10.250%       7/15/13       B2             3,292,500
------------------------------------------------------------------------------------------------------------------------------------
        6,250   Total Auto Components                                                                                    5,973,750
------------------------------------------------------------------------------------------------------------------------------------

                BUILDING PRODUCTS - 0.2%

        4,000   Jacuzzi Brands, Inc.                                           9.625%       7/01/10        B             4,270,000
------------------------------------------------------------------------------------------------------------------------------------

                CHEMICALS - 0.7%

        2,000   Nell AF Sarl                                                   8.375%       8/15/15       B2             1,990,000
        6,500   OM Group Inc.                                                  9.250%      12/15/11       B-             6,386,250
        3,500   Resolution Performance Products LLC                            8.000%      12/15/09       B+             3,587,500
        3,000   Rockwood Specialties Group Inc., Series WI                     7.500%      11/15/14       B-             3,003,750
------------------------------------------------------------------------------------------------------------------------------------
       15,000   Total Chemicals                                                                                         14,967,500
------------------------------------------------------------------------------------------------------------------------------------

                COMMERCIAL BANKS - 0.2%

        4,000   HBOS plc, Series 144A                                          6.413%       9/29/49       A1             4,060,000
------------------------------------------------------------------------------------------------------------------------------------

                COMMERCIAL SERVICES & SUPPLIES - 0.5%

        5,500   DST Systems Inc.                                               4.125%       8/15/23      N/R             7,315,000
        2,000   National Mentor Inc.                                           9.625%      12/01/12       B-             2,100,000
------------------------------------------------------------------------------------------------------------------------------------
        7,500   Total Commercial Services & Supplies                                                                     9,415,000
------------------------------------------------------------------------------------------------------------------------------------

                CONTAINERS & PACKAGING - 0.6%

        2,000   Berry Plastics Corporation                                    10.750%       7/15/12       B-             2,160,000
        3,450   MDP Acquisitions plc, Senior Notes                             9.625%      10/01/12       B-             3,467,250
        3,000   Owens-Brockway Glass Containers, Guaranteed Senior Note        8.250%       5/15/13        B             3,112,500
        3,000   Owens-Illinois Inc.                                            7.500%       5/15/10        B             3,060,000
------------------------------------------------------------------------------------------------------------------------------------
       11,450   Total Containers & Packaging                                                                            11,799,750
------------------------------------------------------------------------------------------------------------------------------------

                DIVERSIFIED CONSUMER SERVICES - 0.1%

        2,000   Service Corporation International                              7.700%       4/15/09       BB             2,110,000
------------------------------------------------------------------------------------------------------------------------------------

                DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%

        2,000   INTELSAT Bermuda Limited, Series 144A                          8.250%       1/15/13       B+             2,030,000
          750   Syniverse Technologies Inc., Series B                          7.750%       8/15/13        B               759,375
------------------------------------------------------------------------------------------------------------------------------------
        2,750   Total Diversified Telecommunication Services                                                             2,789,375
------------------------------------------------------------------------------------------------------------------------------------

                ELECTRIC UTILITIES - 0.2%

        2,000   Midwest Generation LLC                                         8.750%       5/01/34       B1             2,212,500
          500   Mirant North America LLC., 144A                                7.375%      12/31/13       B1               508,125
        1,000   Sierra Pacific Resources, Series 144A                          6.750%       8/15/17       B1             1,000,000
------------------------------------------------------------------------------------------------------------------------------------
        3,500   Total Electric Utilities                                                                                 3,720,625
------------------------------------------------------------------------------------------------------------------------------------

                ENERGY EQUIPMENT & SERVICES - 0.1%

        2,500   Pride International Inc.                                       7.375%       7/15/14      Ba2             2,693,750
------------------------------------------------------------------------------------------------------------------------------------

                FOOD & STAPLES RETAILING - 0.1%

        3,000   Stater Brothers Holdings Inc.                                  8.125%       6/15/12      BB-             2,985,000
------------------------------------------------------------------------------------------------------------------------------------

                FOOD PRODUCTS - 0.8%

        7,610   Del Monte Corporation                                          8.625%      12/15/12        B             8,123,675
        7,000   Dole Foods Company                                             8.750%       7/15/13       B+             7,245,000
        1,096   Dole Foods Company                                             8.625%       5/01/09       B+             1,128,880
------------------------------------------------------------------------------------------------------------------------------------
       15,706   Total Food Products                                                                                     16,497,555
------------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE PROVIDERS & SERVICES - 0.4%

        3,000   Quintiles Transnational Corporation                           10.000%      10/01/13        B             3,360,000
          700   Select Medical Corporation                                     7.625%       2/01/15       B-               677,250
        3,000   U.S. Oncology Inc.                                            10.750%       8/15/14       B-             3,345,000
------------------------------------------------------------------------------------------------------------------------------------
        6,700   Total Health Care Providers & Services                                                                   7,382,250
------------------------------------------------------------------------------------------------------------------------------------


                                       38

    PRINCIPAL
 AMOUNT (000)   DESCRIPTION(1)                                                 COUPON      MATURITY  RATINGS(2)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOTELS, RESTAURANTS & LEISURE - 2.1%

$       5,190   Aztar Corporation                                              9.000%       8/15/11      Ba3         $   5,520,863
        2,345   Boyd Gaming Corporation                                        8.750%       4/15/12       B+             2,526,738
        4,075   Boyd Gaming Corporation                                        7.750%      12/15/12       B+             4,288,938
        3,172   Dominos Inc.                                                   8.250%       7/01/11        B             3,330,600
        1,500   Herbst Gaming Inc.                                             7.000%      11/15/14       B-             1,500,000
        4,100   Intrawest Corporation                                          7.500%      10/15/13       B+             4,171,750
        2,000   Landry's Restaurants Inc., Series B                            7.500%      12/15/14        B             1,880,000
        2,000   MGM Mirage, Inc.                                               6.750%       8/01/07       BB             2,037,500
        1,000   Park Place Entertainment                                       9.375%       2/15/07      BB+             1,043,750
        1,000   Park Place Entertainment                                       7.875%       3/15/10      BB+             1,080,000
        4,000   Penn National Gaming Inc., Senior Subordinated Notes           8.875%       3/15/10       B+             4,220,000
        3,000   Pinnacle Entertainment Inc.                                    8.750%      10/01/13       B-             3,210,000
        2,000   Pinnacle Entertainment Inc.                                    8.250%       3/15/12       B-             2,077,500
        4,000   Universal City Development Partners                           11.750%       4/01/10       B2             4,505,000
------------------------------------------------------------------------------------------------------------------------------------
       39,382   Total Hotels, Restaurants & Leisure                                                                     41,392,639
------------------------------------------------------------------------------------------------------------------------------------

                HOUSEHOLD DURABLES - 0.7%

        4,500   K. Hovnanian Enterprises Inc., Senior Subordinated Notes       8.875%       4/01/12      Ba2             4,698,509
        5,000   KB Home                                                        8.625%      12/15/08      Ba2             5,335,865
        4,600   Stanley Works Capital Trust I, 144A                            5.902%      12/01/45     Baa1             4,578,693
------------------------------------------------------------------------------------------------------------------------------------
       14,100   Total Household Durables                                                                                14,613,067
------------------------------------------------------------------------------------------------------------------------------------

                INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.1%

        1,239   NRG Energy Inc., Series WI                                     8.000%      12/15/13      Ba3             1,387,680
------------------------------------------------------------------------------------------------------------------------------------

                INSURANCE - 0.2%

        2,300   AIG Capital Trust I, 144A                                      5.900%      12/21/65        A             2,311,493
        2,500   Fairfax Financial Holdings Ltd                                 7.750%       4/26/12       BB             2,345,205
------------------------------------------------------------------------------------------------------------------------------------
        4,800   Total Insurance                                                                                          4,656,698
------------------------------------------------------------------------------------------------------------------------------------

                IT SERVICES - 0.4%

        1,950   Global Cash Access LLC                                         8.750%       3/15/12       B-             2,084,063
        4,750   SunGard Data Systems Inc., Series 144A                         9.125%       8/15/13       B-             4,940,000
------------------------------------------------------------------------------------------------------------------------------------
        6,700   Total IT Services                                                                                        7,024,063
------------------------------------------------------------------------------------------------------------------------------------

                MACHINERY - 0.4%

        3,000   Terex Corporation, Senior Subordinated Notes                  10.375%       4/01/11        B             3,195,000
        3,000   Terex Corporation, Senior Subordinated Notes                   9.250%       7/15/11        B             3,217,500
        1,000   The Greenbrier Companies, Inc.                                 8.375%       5/15/15       B+             1,025,000
          800   The Greenbrier Companies, Inc., 144A                           8.375%       5/15/15       B+               820,000
------------------------------------------------------------------------------------------------------------------------------------
        7,800   Total Machinery                                                                                          8,257,500
------------------------------------------------------------------------------------------------------------------------------------

                MEDIA - 3.7%

        6,900   Allbritton Communications Company, Series B                    7.750%      12/15/12       B-             6,969,000
        2,000   AMC Entertainment Inc.                                         8.000%       3/01/14       B3             1,820,000
        1,345   American Media Operations Inc.                                 8.875%       1/15/11     CCC+             1,149,975
        5,100   American Media Operations Inc., Series B                      10.250%       5/01/09     CCC+             4,679,250
        3,000   Cablevision Systems Corporation                                7.250%       7/15/08       B+             3,007,500
        2,000   Cablevision Systems Corporation                                8.125%       7/15/09       B+             2,030,000
        5,000   Cablevision Systems Corporation, Series B                      8.125%       8/15/09       B+             5,075,000
        2,000   Charter Communications Operating LLC, 144A                     8.000%       4/30/12       B2             2,000,000
        6,000   Cinemark USA Inc.                                              9.000%       2/01/13       B-             6,375,000
        1,000   Dex Media West LLC                                             8.500%       8/15/10       B1             1,052,500
        2,198   Dex Media West LLC                                             9.875%       8/15/13        B             2,450,770
        3,000   Lowes Cineplex Entertainment Corporation, Series WI            9.000%       8/01/14       B3             3,045,000
        3,855   Mail-Well I Corporation, Senior Unsecured Note, 144A           9.625%       3/15/12       B+             4,182,675
        4,000   Medianews Group Inc.                                           6.375%       4/01/14       B+             3,710,000
        1,950   Panamsat Corporation                                           9.000%       8/15/14       B+             2,052,375
        7,000   Primedia Inc., Senior Notes                                    8.875%       5/15/11        B             6,492,500
        2,000   R. H. Donnelley Finance Corp 1                                10.875%      12/15/12       B+             2,265,000
        2,000   Sun Media Corporation                                          7.625%       2/15/13      Ba3             2,060,000
        6,200   Vertis Inc.                                                    9.750%       4/01/09       B3             6,455,750
        2,000   Young Broadcasting Inc.                                        8.750%       1/15/14      CCC             1,772,500
        5,500   Young Broadcasting Inc., Senior Subordinated Note             10.000%       3/01/11      CCC             5,176,875
------------------------------------------------------------------------------------------------------------------------------------
       74,048   Total Media                                                                                             73,821,670
------------------------------------------------------------------------------------------------------------------------------------


                                       39

                        Nuveen Preferred and Convertible Income Fund 2 (JQC) (continued)
                             Portfolio of INVESTMENTS December 31, 2005
    PRINCIPAL
 AMOUNT (000)   DESCRIPTION(1)                                                 COUPON      MATURITY  RATINGS(2)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                METALS & MINING - 0.3%

$       3,000   Chaparral Steel Company                                       10.000%       7/15/13       B1         $   3,247,500
        1,682   United States Steel Corporation                                9.750%       5/15/10       BB             1,837,585
------------------------------------------------------------------------------------------------------------------------------------
        4,682   Total Metals & Mining                                                                                    5,085,085
------------------------------------------------------------------------------------------------------------------------------------

                MULTI-UTILITIES - 0.0%

          500   Northwestern Corporation                                       5.875%      11/01/14      BB+               503,440
------------------------------------------------------------------------------------------------------------------------------------

                OIL, GAS & CONSUMABLE FUELS - 0.6%

          600   Chaparral Energy Inc., 144A                                    8.500%      12/01/15        B               624,000
        4,345   Chesapeake Energy Corporation                                  7.750%       1/15/15       BB             4,627,425
        2,000   Hilcorp Energy I LP/Hilcorp Finance Company, Series 144A       7.750%      11/01/15        B             2,045,000
        2,000   Premcor Refining Group Inc.                                    7.500%       6/15/15     BBB-             2,133,242
        3,000   SemGroup LP, 144A                                              8.750%      11/15/15       B1             3,082,500
          250   Whiting Petroleum Corporation, Series 144A                     7.000%       2/01/14       B2               251,875
------------------------------------------------------------------------------------------------------------------------------------
       12,195   Total Oil, Gas & Consumable Fuels                                                                       12,764,042
------------------------------------------------------------------------------------------------------------------------------------

                PAPER & FOREST PRODUCTS - 0.3%

        2,000   Georgia Pacific Corporation, Debentures                        7.700%       6/15/15      BB-             1,940,000
        5,000   Georgia Pacific Corporation, Notes                             8.125%       5/15/11      BB-             5,031,250
------------------------------------------------------------------------------------------------------------------------------------
        7,000   Total Paper & Forest Products                                                                            6,971,250
------------------------------------------------------------------------------------------------------------------------------------

                PERSONAL PRODUCTS - 0.1%

        1,600   Prestige Brands Inc.                                           9.250%       4/15/12       B-             1,584,000
------------------------------------------------------------------------------------------------------------------------------------

                PHARMACEUTICALS - 0.1%

        2,000   Alpharma Inc., Reg S                                           8.625%       5/01/11       B-             2,182,500
------------------------------------------------------------------------------------------------------------------------------------

                REAL ESTATE - 0.1%

        1,000   Trustreet Properties, Inc.                                     7.500%       4/01/15       B+             1,005,000
------------------------------------------------------------------------------------------------------------------------------------

                SEMICONDUCTORS & EQUIPMENT - 0.1%

        1,200   Avago Technologies Finance Pte. Ltd., 144A                    10.125%      12/01/13        B             1,239,000
------------------------------------------------------------------------------------------------------------------------------------

                SPECIALTY RETAIL - 0.9%

        6,000   Asbury Automotive Group Inc.                                   9.000%       6/15/12        B             6,030,000
        1,000   GSC Holdings Corporation, 144A                                 8.000%      10/01/12      Ba3               945,000
        1,110   Movie Gallery Inc., Series WI                                 11.000%       5/01/12       B3               871,350
        1,000   Quiksilver Inc.                                                6.875%       4/15/15      BB-               967,500
        8,000   Warnaco Inc., Senior Notes                                     8.875%       6/15/13       B+             8,660,000
------------------------------------------------------------------------------------------------------------------------------------
       17,110   Total Specialty Retail                                                                                  17,473,850
------------------------------------------------------------------------------------------------------------------------------------

                TEXTILES & APPAREL - 0.2%

        4,000   Jostens IH Corporation                                         7.625%      10/01/12       B-             4,040,000
------------------------------------------------------------------------------------------------------------------------------------

                TRADING COMPANIES & DISTRIBUTORS - 0.1%

        2,000   United Rentals North America Inc.                              6.500%       2/15/12      BB-             1,957,500
------------------------------------------------------------------------------------------------------------------------------------

                WIRELESS TELECOMMUNICATION SERVICES - 0.2%

        4,000   Nextel Communications, Inc., Series D                          7.375%       8/01/15       A-             4,224,568
------------------------------------------------------------------------------------------------------------------------------------
      293,212   Total Corporate Bonds (cost $304,127,859)                                                              302,400,607
------------------------------------------------------------------------------------------------------------------------------------
    PRINCIPAL
AMOUNT (000)/
       SHARES   DESCRIPTION(1)                                                 COUPON      MATURITY  RATINGS(2)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL PREFERRED SECURITIES - 32.2% (21.9% OF TOTAL INVESTMENTS)

                CAPITAL MARKETS - 5.7%
       6,273    BT Capital Trust, Series B1                                    7.900%       1/15/27       A2             6,629,313
      15,000    BT Institutional Capital Trust A, 144A                         8.090%      12/01/26       A2            15,928,230
       2,000    BT Institutional Capital Trust B, 144A                         7.750%      12/01/26       A2             2,114,600
       1,250    C.A. Preferred Fund Trust II                                   7.000%      10/30/49       A1             1,296,193
      32,750    C.A. Preferred Funding Trust                                   7.000%       1/30/49       A1            33,875,618
       3,000    Compass Trust I, Series A                                      8.230%       1/15/27       A3             3,173,604
       3,500    First Union Capital Trust II, Series A                         7.950%      11/15/29       A1             4,454,139
         500    First Union Institutional Capital II                           7.850%       1/01/27       A1               530,632


                                       40

    PRINCIPAL
AMOUNT (000)/
       SHARES   DESCRIPTION(1)                                                 COUPON      MATURITY  RATINGS(2)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL MARKETS (continued)

       2,000    First Union Institutional Capital Securities I                 8.040%      12/01/26       A1         $   2,122,250
      19,335    Mellon Capital Trust I, Series A                               7.720%      12/01/26       A2            20,485,142
       9,000    State Street Institutional Capital Trust, 144A                 8.035%       3/15/27       A1             9,610,524
      12,419    Washington Mutual Capital Trust I                              8.375%       6/01/27     Baa1            13,387,396
------------------------------------------------------------------------------------------------------------------------------------
                Total Capital Markets                                                                                  113,607,641
------------------------------------------------------------------------------------------------------------------------------------

                COMMERCIAL BANKS - 17.9%

       2,000    AB Svensk Exportkredit, 144A                                   6.375%      10/27/49      AA-             2,049,362
       8,000    Abbey National Capital Trust I                                 8.963%       6/30/50       A2            10,916,776
      43,100    AgFirst Farm Credit Bank                                       7.300%      12/15/53      N/R            44,285,853
      12,120    Bank One Capital III                                           8.750%       9/01/30       A1            16,339,227
       1,974    BankAmerica Capital II, Series 2                               8.000%      12/15/26      Aa3             2,097,039
       2,600    BankAmerica Institutional Capital Trust, Series B, 144A        7.700%      12/31/26      Aa3             2,750,834
       5,000    BankAmerica Institutional Trust, 144A                          8.070%      12/31/26      Aa3             5,323,220
       2,000    BankBoston Capital Trust I, Series B                           8.250%      12/15/26      Aa3             2,130,822
       1,000    BanPonce Trust I, Series A                                     8.327%       2/01/27     Baa1             1,061,010
       4,500    Barclays Bank plc                                              6.278%      12/15/55      Aa3             4,533,750
       4,000    Barclays Bank plc, 144A                                        8.550%       6/15/49      Aa3             4,619,828
         500    Barnett Capital I                                              8.060%      12/01/26      Aa3               530,878
       2,200    DBS Capital Funding Corporation, 144A                          7.657%       3/15/49       A1             2,436,823
       4,315    First Chicago NBD Institutional Capital Trust, Series B, 144A  7.750%      12/01/26       A1             4,560,183
       6,000    First Chicago NBD Institutional Capital, 144A                  7.950%      12/01/26       A1             6,350,328
       5,750    First Empire Capital Trust I                                   8.234%       2/01/27     Baa1             6,138,188
      11,550    First Empire Capital Trust II                                  8.277%       6/01/27     Baa1            12,429,867
       4,250    First Midwest Bancorp Inc.                                     6.950%      12/01/33     Baa2             4,718,248
      41,650    HBOS Capital Funding LP, Notes                                 6.850%       3/23/49       A1            42,353,219
      12,838    HSBC Capital Funding LP, 144A                                  9.547%      12/31/49       A1            15,038,690
      14,000    HSBC Capital Funding LP, Debt                                 10.176%       6/30/50       A1            21,449,960
      19,605    KBC Bank Fund Trust III, 144A                                  9.860%       5/02/50       A2            22,690,984
       4,000    KeyCorp Capital III                                            7.750%       7/15/29       A3             4,852,504
      15,000    KeyCorp Institutional Capital Trust A                          7.826%      12/01/26       A3            15,884,535
      17,000    Lloyds TSB Bank plc, Subordinated Note                         6.900%      11/22/49      Aa2            17,283,169
       1,000    Nordbanken AB, 144A                                            8.950%      11/29/49        A             1,129,288
      18,500    North Fork Capital Trust II                                    8.000%      12/15/27       A3            20,019,683
         500    PNC Institutional Capital Securities, 144A                     7.950%      12/15/26       A3               530,274
       2,000    Popular North American Capital Trust I                         6.564%       9/15/34     Baa1             2,063,752
      16,750    RBS Capital Trust B                                            6.800%      12/31/49       A1            17,008,260
       2,000    Reliance Capital Trust I, Series B                             8.170%       5/01/28      N/R             2,181,538
       1,202    Republic New York Capital II, Capital Securities               7.530%      12/04/26       A1             1,267,831
       6,200    Royal Bank of Scotland Group plc                               9.118%       3/31/49       A1             7,109,056
       4,000    SocGen Real Estate Company LLC, 144A                           7.640%      12/29/49       A1             4,163,456
       4,472    St. George Funding Company LLC, 144A                           8.485%      12/31/47     Baa1             4,877,870
       2,250    Swedbank ForeningsSparbanken AB, 144A                          9.000%       9/17/50       A2             2,584,451
      13,330    Unicredito Italiano Capital Trust, 144A                        9.200%       4/05/51       A-            15,454,509
       3,800    Union Planters Capital Trust A                                 8.200%      12/15/26       A2             4,038,184
       2,000    Zions Institutional Capital Trust, Series A                    8.536%      12/15/26     Baa1             2,136,032
------------------------------------------------------------------------------------------------------------------------------------
                Total Commercial Banks                                                                                  357,389,481
------------------------------------------------------------------------------------------------------------------------------------

                DIVERSIFIED FINANCIAL SERVICES - 2.6%

       9,000    BNP Paribas Capital Trust                                      7.200%      12/31/49       A+             9,239,301
       1,000    Citigroup Capital III                                          7.625%      12/01/36      Aa2             1,248,709
      10,000    ING Capital Funding Trust III                                  8.439%      12/30/49        A            11,382,080
       2,150    JPM Capital Trust I                                            7.540%       1/15/27       A1             2,271,036
       3,000    JPM Capital Trust II                                           7.950%       2/01/27       A1             3,196,953
      23,600    Old Mutual Capital Funding, Notes                              8.000%       6/22/53     Baa2            24,823,778
------------------------------------------------------------------------------------------------------------------------------------
                Total Diversified Financial Services                                                                    52,161,857
------------------------------------------------------------------------------------------------------------------------------------

                DIVERSIFIED TELECOMMUNICATION SERVICES - 1.2%

          19    Centaur Funding Corporation, Series B, 144A                    9.080%       4/21/20       A-            24,720,525
------------------------------------------------------------------------------------------------------------------------------------

                INSURANCE - 3.9%

         987    Allstate Financing II                                          7.830%      12/01/45       A2             1,041,716


                                       41

                        Nuveen Preferred and Convertible Income Fund 2 (JQC) (continued)
                             Portfolio of INVESTMENTS December 31, 2005
    PRINCIPAL
AMOUNT (000)/
       SHARES   DESCRIPTION(1)                                                 COUPON      MATURITY  RATINGS(2)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE (continued)

      10,000    American General Capital II                                    8.500%       7/01/30      Aa3         $  13,473,070
       4,980    American General Institutional Capital, 144A                   8.125%       3/15/46      Aa3             6,483,831
      14,250    Mangrove Bay, Class 3, 144A                                    6.102%       7/15/33     BBB+            14,188,212
       3,750    Prudential plc                                                 6.500%       6/29/49        A             3,721,433
      13,500    Sun Life Canada Capital Trust, Capital Securities, 144A        8.526%       5/06/47       A+            14,558,279
      23,000    Zurich Capital Trust I, 144A                                   8.376%       6/01/37       A-            24,900,237
------------------------------------------------------------------------------------------------------------------------------------
                Total Insurance                                                                                         78,366,778
------------------------------------------------------------------------------------------------------------------------------------

                OIL, GAS & CONSUMABLE FUELS - 0.7%

      12,355    KN Capital Trust III                                           7.630%       4/15/28     Baa3            13,717,509
------------------------------------------------------------------------------------------------------------------------------------

                THRIFTS & MORTGAGE FINANCE - 0.2%

         500    Countrywide Capital Trust I                                    8.000%      12/15/26     BBB+               511,673
       3,365    Great Western Financial Trust II, Series A                     8.206%       2/01/27     Baa1             3,594,291
------------------------------------------------------------------------------------------------------------------------------------
                Total Thrifts & Mortgage Finance                                                                         4,105,964
------------------------------------------------------------------------------------------------------------------------------------

                U.S. AGENCY - 0.0%

           8    Fannie Mae                                                     5.100%       4/15/49      AA-               347,035
------------------------------------------------------------------------------------------------------------------------------------
                Total Capital Preferred Securities (cost $655,426,603)                                                 644,416,790
------------------------------------------------------------------------------------------------------------------------------------
    PRINCIPAL
 AMOUNT (000)   DESCRIPTION(1)                                                 COUPON      MATURITY                          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 2.2% (1.5% OF TOTAL INVESTMENTS)

                Repurchase Agreement with State Street Bank, dated 12/30/05, repurchase price $44,921,363, collateralized by
                 $46,235,000, U.S. Treasury Notes, 4.000%, due 6/15/09,
$      44,905    valued at $45,805,523                                         3.250%       1/03/06                     44,905,147
=============-----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $44,905,147)                                                         44,905,147
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $2,916,192,715) - 146.7%                                                     2,936,798,684
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                    30,280,796
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.2)%                                                      (965,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                       $2,002,079,480
                ====================================================================================================================

                INTEREST RATE SWAPS OUTSTANDING AT DECEMBER 31, 2005:

                                                FIXED RATE
                                                      PAID   FIXED RATE    FLOATING RATE  FLOATING RATE                  UNREALIZED
                                    NOTIONAL   BY THE FUND      PAYMENT         RECEIVED        PAYMENT  TERMINATION   APPRECIATION
                COUNTERPARTY          AMOUNT  (ANNUALIZED)    FREQUENCY   BY THE FUND(4)      FREQUENCY         DATE  (DEPRECIATION)
                --------------------------------------------------------------------------------------------------------------------
                JPMorgan         $97,000,000        3.395%      Monthly           4.320%        Monthly    7/06/2006    $   695,669
                JPMorgan          97,000,000        3.360%      Monthly           4.370%        Monthly    1/23/2009      3,986,124
                Morgan Stanley    97,000,000        2.025%      Monthly           4.370%        Monthly    1/23/2006        181,185
                Morgan Stanley    97,000,000        3.048%      Monthly           4.370%        Monthly    1/23/2008      3,343,454
                Royal Bank
                  of Canada       97,000,000        2.679%      Monthly           4.370%        Monthly    1/23/2007      2,148,218
                --------------------------------------------------------------------------------------------------------------------
                                                                                                                        $10,354,650
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below Baa by Moody's Investor Services, Inc. or BBB by Standard and Poor's group are considered to be below investment grade.

                    (3)  Security is eligible for the Dividends Received
                         Deduction.

                    (4)  Based on LIBOR (London Interbank Offered Rate).

                    N/R  Investment is not rated.

                    144A Securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                   Reg S Regulation S allows U.S. companies to sell securities to persons or entities located outside of the U.S. without registering those securities with the Securities and Exchange Commission. Specifically, Reg S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

                   CBTCS Corporate Backed Trust Certificates.

                   CORTS Corporate Backed Trust Securities.

                   PCARS Public Credit and Repackaged Securities.

                   PPLUS PreferredPlus Trust.

                 SATURNS Structured Asset Trust Unit Repackaging.

                                 See accompanying notes to financial statements.

                        Statement of
                             ASSETS AND LIABILITIES December 31, 2005
                                                                                                     PREFERRED AND    PREFERRED AND
                                                                                                       CONVERTIBLE      CONVERTIBLE
                                                                                                            INCOME         INCOME 2
                                                                                                             (JPC)            (JQC)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $2,085,896,857 and $2,916,192,715, respectively)                        $2,105,496,592   $2,936,798,684
Cash                                                                                                       160,781               --
Unrealized appreciation on interest rate swaps                                                           7,639,762       10,354,650
Receivables:
   Dividends                                                                                             3,220,058        3,003,505
   Interest                                                                                             12,891,661       19,767,406
   Investments sold                                                                                        830,593        2,437,650
   Reclaims                                                                                                     --           69,108
Other assets                                                                                                85,704          106,549
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                   2,130,325,151    2,972,537,552
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                                  --        1,461,252
Payable for investments purchased                                                                          548,039        1,608,984
Accrued expenses:
   Management fees                                                                                         958,784        1,293,984
   Other                                                                                                   533,725          648,334
FundPreferred shares dividends payable                                                                     338,687          445,518
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                  2,379,235        5,458,072
------------------------------------------------------------------------------------------------------------------------------------
FundPreferred shares, at liquidation value                                                             708,000,000      965,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                              $1,419,945,916   $2,002,079,480
====================================================================================================================================
Common shares outstanding                                                                              100,123,177      141,007,000
====================================================================================================================================
Net asset value per Common share outstanding (net assets applicable to
   Common shares, divided by Common shares outstanding)                                             $        14.18   $        14.20
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                                             $    1,001,232   $    1,410,070
Paid-in surplus                                                                                      1,416,573,486    1,996,472,573
Undistributed (Over-distribution of) net investment income                                             (24,775,814)     (26,435,019)
Accumulated net realized gain (loss) from investments and derivative transactions                          (92,485)        (328,763)
Net unrealized appreciation (depreciation) of investments and derivative transactions                   27,239,497       30,960,619
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                              $1,419,945,916   $2,002,079,480
====================================================================================================================================
Authorized shares:
   Common                                                                                                Unlimited        Unlimited
   FundPreferred shares                                                                                  Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              OPERATIONS Year Ended December 31, 2005
                                                                                                     PREFERRED AND    PREFERRED AND
                                                                                                       CONVERTIBLE      CONVERTIBLE
                                                                                                            INCOME         INCOME 2
                                                                                                             (JPC)            (JQC)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign tax withheld of $16,529 and $27,074, respectively)                          $ 65,842,132    $  84,962,721
Interest                                                                                                61,953,435       92,552,309
------------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                127,795,567      177,515,030
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                         18,402,455       25,009,419
Dividend expense on securities sold short                                                                  148,139          174,994
FundPreferred shares - auction fees                                                                      1,750,967        2,375,283
FundPreferred shares - dividend disbursing agent fees                                                       32,241           53,466
Shareholders' servicing agent fees and expenses                                                             11,641           11,876
Custodian's fees and expenses                                                                              539,903          705,587
Trustees' fees and expenses                                                                                 32,184           49,115
Professional fees                                                                                          105,450          163,302
Shareholders' reports - printing and mailing expenses                                                      341,174          434,161
Stock exchange listing fees                                                                                 38,795           54,382
Investor relations expense                                                                                 325,278          431,740
Other expenses                                                                                             208,595          349,537
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                    21,936,822       29,812,862
   Custodian fee credit                                                                                     (7,767)          (6,623)
   Expense reimbursement                                                                                (6,940,916)      (9,609,892)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                            14,988,139       20,196,347
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                  112,807,428      157,318,683
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) Net realized gain (loss) from:
   Investments                                                                                          19,497,960       12,860,799
   Futures                                                                                                (425,117)         245,100
   Interest rate swaps                                                                                   1,556,692        2,000,191
Change in net unrealized appreciation (depreciation) of:
   Investments                                                                                         (96,969,970)    (119,738,770)
   Futures                                                                                                 325,875          424,500
   Interest rate swaps                                                                                   3,055,918        4,331,569
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                                                (72,958,642)     (99,876,611)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From net investment income                                                                             (21,981,246)     (29,789,687)
From accumulated net realized gains                                                                       (482,035)        (944,714)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from distributions to
   FundPreferred shareholders                                                                          (22,463,281)     (30,734,401)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares from operations                     $ 17,385,505    $  26,707,671
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS
                                                         PREFERRED AND                                PREFERRED AND
                                                   CONVERTIBLE INCOME (JPC)                      CONVERTIBLE INCOME 2 (JQC)
                                     ----------------------------------------------  -----------------------------------------------
                                                               FIVE                                            FIVE
                                         YEAR ENDED    MONTHS ENDED      YEAR ENDED      YEAR ENDED    MONTHS ENDED      YEAR ENDED
                                           12/31/05        12/31/04         7/31/04        12/31/05        12/31/04         7/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $  112,807,428  $    51,569,038   $  125,132,929   $  157,318,683   $   72,289,589   $  163,337,100
Net realized gain (loss) from:
   Investments                      19,497,960        2,985,875       27,972,286       12,860,799        8,940,540        8,739,463
   Futures                            (425,117)              --               --          245,100               --               --
   Interest rate swaps               1,556,692         (974,786)      (2,330,892)       2,000,191       (1,354,773)      (3,205,449)
Change in net unrealized
   appreciation (depreciation) of:
   Investments                     (96,969,970)      85,689,077       39,651,341     (119,738,770)     120,207,237       90,207,632
   Futures                             325,875         (325,875)              --          424,500         (424,500)              --
   Interest rate swaps               3,055,918         (989,371)       5,573,214        4,331,569       (1,354,625)       7,377,706
Distributions to
   FundPreferred shareholders:
   From net investment income      (21,981,246)      (4,040,083)      (8,171,424)     (29,789,687)      (7,259,855)     (11,296,561)
   From accumulated net
      realized gains                  (482,035)      (1,465,951)        (384,871)        (944,714)        (211,517)              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to
   Common shares from operations    17,385,505      132,447,924      187,442,583       26,707,671      190,832,096      255,159,891
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
   COMMON SHAREHOLDERS
From net investment income        (114,775,658)     (50,311,897)    (121,827,639)    (153,140,768)     (68,740,915)    (164,952,618)
From accumulated net
   realized gains                  (16,385,704)     (23,388,774)      (4,581,333)     (12,048,934)      (2,777,838)         (25,575)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to
   Common shares from
      distributions to
   Common shareholders            (131,161,362)     (73,700,671)    (126,408,972)    (165,189,702)     (71,518,753)    (164,978,193)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Offering costs adjustments               --           (4,237)        (188,221)              --           (4,047)         176,684
   Net proceeds from shares
      issued to shareholders
      due to reinvestment
      of distributions                      --               --        1,175,103               --               --               --
FundPreferred shares offering
   costs and adjustments                    --           (4,237)         (20,355)          (1,595)          (4,047)     (19,723,013)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets applicable
   to Common shares from capital
   share transactions                       --           (8,474)         966,527           (1,595)          (8,094)     (19,546,329)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets applicable
   to Common shares               (113,775,857)      58,738,779       62,000,138     (138,483,626)     119,305,249       70,635,369
Net assets applicable to
   Common shares at
   the beginning of period       1,533,721,773    1,474,982,994    1,412,982,856    2,140,563,106    2,021,257,857    1,950,622,488
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable
   to Common shares
   at the end of period         $1,419,945,916   $1,533,721,773   $1,474,982,994   $2,002,079,480   $2,140,563,106   $2,021,257,857
====================================================================================================================================
Undistributed (Over-distribution
   of) net investment income
   at the end of period         $  (24,775,814)  $  (11,275,840)  $   (5,581,774)  $  (26,435,019)  $  (14,268,017)  $   (6,443,674)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The funds (the "Funds") covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Preferred and Convertible Income Fund (JPC) and Nuveen Preferred and Convertible Income Fund 2 (JQC). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies.

Each Fund seeks to provide high current income by investing primarily in a portfolio of preferred securities, convertible securities and, to a lesser degree, high yield securities. Each Fund may also invest in other debt instruments and common stocks acquired upon conversion of a convertible security.

The Board of Trustees of the Funds approved a change in the Funds' fiscal year end from July 31 to December 31 upon completion of the Funds' July 31, 2004 fiscal year.

Effective January 1, 2005, Nuveen Institutional Advisory Corp. ("NIAC") the Funds' previous adviser, and its affiliate, Nuveen Advisory Corp. ("NAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NIAC or NAC.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
Exchange-listed securities and instruments, other than futures, are generally valued at the last sales price on the exchange on which such securities or instruments are primarily traded. Securities or instruments traded on an exchange for which there are no transactions on a given day or securities or instruments not listed on an exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. Prices of other derivative instruments are provided by an independent pricing service approved by the Funds' Board of Trustees. The prices of fixed-income securities are generally also provided by an independent pricing service approved by the Funds' Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular security or instrument, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustee's designee. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 2005, there were no such outstanding purchase commitments in either fund.

Investment Income
Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Distributions to Common shareholders are declared monthly. With respect to the Real Estate Investment Trust ("REIT") securities held in the Funds' Portfolio of Investments, distributions received by the Funds are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period is not known until after the fiscal year-end. For the fiscal year ended December 31, 2005, the character of distributions to the Funds from the REITs was as follows:

                                                          PREFERRED   PREFERRED
                                                                AND         AND
                                                        CONVERTIBLE CONVERTIBLE
                                                             INCOME    INCOME 2
                                                              (JPC)       (JQC)
--------------------------------------------------------------------------------
Ordinary income                                               66.92%      71.62%
Long-term and short-term capital gains                        33.08       28.38
Return of REIT capital                                           --          --
================================================================================

For the fiscal period ended December 31, 2004, the character of distributions to the Funds from the REITs was as follows:

                                                          PREFERRED   PREFERRED
                                                                AND         AND
                                                        CONVERTIBLE CONVERTIBLE
                                                             INCOME    INCOME 2
                                                              (JPC)       (JQC)
--------------------------------------------------------------------------------
Ordinary income                                               83.15%      83.29%
Long-term and short-term capital gains                        14.69       15.13
Return of REIT capital                                         2.16        1.58
================================================================================

For the fiscal year ended July 31, 2004, the character of distributions to the Funds from the REITs was as follows:

                                                          PREFERRED   PREFERRED
                                                                AND         AND
                                                        CONVERTIBLE CONVERTIBLE
                                                             INCOME    INCOME 2
                                                              (JPC)       (JQC)
--------------------------------------------------------------------------------
Ordinary income                                               83.54%      81.49%
Long-term and short-term capital gains                        16.33       18.44
Return of REIT capital                                          .13         .07
================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



For the fiscal year ended December 31, 2005, and the fiscal period ended December 31, 2004, each Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITS. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

For the fiscal year ended July 31, 2004, each Fund applied a percentage estimate for the breakdown of income type, to its receipts from the REITs and treated as income in the Statement of Operations only the amount of ordinary income so calculated. Each Fund adjusted that estimated breakdown of income type (and consequently its net investment income) as necessary in the following calendar year when the REITs informed their shareholders of the actual breakdown of income type.

For the fiscal year ended December 31, 2005, and the fiscal period ended December 31, 2004, each Fund applied the actual character of distributions reported by the REITs in which the Fund invests to the distributions paid to each Fund's shareholders.

With respect to the portion of each Fund's monthly distribution to its shareholders derived from the Fund's investments in REIT securities for the fiscal year ended July 31, 2004, each Fund treated that portion of its distribution as being entirely from net investment income. The Funds recharacterized those distributions as being from ordinary income, long-term and short-term capital gains, and return of capital, if necessary, in the subsequent calendar year, based upon the income type breakdown information conveyed at that time by the REITs whose securities were held in each Fund's portfolio. Consequently, the financial statements for the fiscal year ended July 31, 2004, reflected an over-distribution of net investment income that was at least partly attributable to the fact that, as of the date of the financial statements, some of the amounts received by the Funds from the portfolio REITs, but none of the dividends paid by the Funds to shareholders from the portfolio REITs were treated as something other than ordinary income.

FundPreferred Shares
The Funds have issued and outstanding FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's FundPreferred shares are issued in more than one Series. The dividend rate paid by the Fund on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                                          PREFERRED    PREFERRED
                                                                AND          AND
                                                        CONVERTIBLE  CONVERTIBLE
                                                             INCOME     INCOME 2
                                                              (JPC)        (JQC)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                                   4,720        3,860
   Series M2                                                     --        3,860
   Series T                                                   4,720        3,860
   Series T2                                                     --        3,860
   Series W                                                   4,720        3,860
   Series W2                                                     --        3,860
   Series TH                                                  4,720        3,860
   Series TH2                                                    --        3,860
   Series F                                                   4,720        3,860
   Series F2                                                  4,720        3,860
--------------------------------------------------------------------------------
Total                                                        28,320       38,600
================================================================================

Interest Rate Swap Transactions
The Funds may invest in certain derivative financial instruments. The Funds' use of interest rate swap transactions is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap transactions involve each Fund's agreement with the counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate each Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Funds help manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the swap counterparties.

Futures Contracts
Each Fund may use futures contracts to hedge against changes in the values of securities the Fund owns. Each Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses on futures contracts. Risk may arise from the potential inability of the counterparty to meet the terms of the contract. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time is was closed. At December 31, 2005, there were no open futures contracts in either Fund.

Notes to
    FINANCIAL STATEMENTS (continued)



Short Sales
The Funds are authorized to make short sales of securities if the Funds own at least an equal amount of such securities or securities convertible into securities of the same issuer. To secure its obligation to deliver securities sold short, the Funds have instructed the custodian to segregate assets in an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund is obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and records such amounts as expense in the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains or losses are included in "Change in net unrealized appreciation (depreciation) of investments." At December 31, 2005, there were no outstanding short sales in either Fund.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Offering Costs
Costs incurred by Preferred and Convertible Income 2 (JQC) in connection with its offering of FundPreferred shares ($19,728,655) during the fiscal year ended July 31, 2004, were recorded as a reduction to paid-in surplus.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common and FundPreferred shares were as follows:

                                       PREFERRED AND                                 PREFERRED AND
                                  CONVERTIBLE INCOME (JPC)                      CONVERTIBLE INCOME 2 (JQC)
                          ---------------------------------------       ----------------------------------------
                              YEAR    FOR THE FIVE           YEAR           YEAR    FOR THE FIVE            YEAR
                             ENDED    MONTHS ENDED          ENDED          ENDED    MONTHS ENDED           ENDED
                          12/31/05        12/31/04        7/31/04       12/31/05        12/31/04         7/31/04
----------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of
   distributions                --              --         79,185             --              --              --
----------------------------------------------------------------------------------------------------------------
                                --              --         79,185             --              --              --
================================================================================================================
FundPreferred shares sold       --              --             --             --              --          38,600
================================================================================================================

3. INVESTMENT TRANSACTIONS
Purchases and sales (including maturities and transactions in securities sold short but excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2005, were as follows:

                                                       PREFERRED       PREFERRED
                                                             AND             AND
                                                     CONVERTIBLE     CONVERTIBLE
                                                          INCOME        INCOME 2
                                                           (JPC)           (JQC)
--------------------------------------------------------------------------------
Purchases                                           $773,346,851  $1,001,583,371
Sales and maturities                                 790,526,712   1,006,461,840
================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



4. INCOME TAX INFORMATION
The following information is presented on an income tax basis based on the information currently available to the Funds. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions.

At December 31, 2005, the cost of investments was as follows:

                                                       PREFERRED       PREFERRED
                                                             AND             AND
                                                     CONVERTIBLE     CONVERTIBLE
                                                          INCOME        INCOME 2
                                                           (JPC)           (JQC)
--------------------------------------------------------------------------------
Cost of investments                               $2,110,480,376  $2,944,047,652
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2005, were as follows:

                                                                                   PREFERRED       PREFERRED
                                                                                         AND             AND
                                                                                 CONVERTIBLE     CONVERTIBLE
                                                                                      INCOME        INCOME 2
                                                                                       (JPC)           (JQC)
------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                                 $ 70,993,985    $ 88,656,751
   Depreciation                                                                  (75,977,769)    (95,905,719)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                       $ (4,983,784)   $ (7,248,968)
============================================================================================================

The tax components of undistributed net ordinary income and net realized gains at December 31, 2005, were as follows:

                                                          PREFERRED    PREFERRED
                                                                AND          AND
                                                        CONVERTIBLE  CONVERTIBLE
                                                             INCOME     INCOME 2
                                                              (JPC)        (JQC)
--------------------------------------------------------------------------------

Undistributed net ordinary income*                         $247,471   $1,795,011
Undistributed net long-term capital gains                        --           --
================================================================================

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal periods ended December 31, 2005, December 31, 2004, and July 31, 2004, was designated for purposes of the dividends paid deduction as follows:

                                                         PREFERRED     PREFERRED
                                                               AND           AND
                                                       CONVERTIBLE   CONVERTIBLE
                                                            INCOME      INCOME 2
YEAR ENDED DECEMBER 31, 2005                                 (JPC)         (JQC)
--------------------------------------------------------------------------------
Distributions from ordinary income*                   $136,580,519  $182,688,579
Distributions from net long-term capital gains**        16,867,739    12,933,648
================================================================================


                                                         PREFERRED     PREFERRED
                                                               AND           AND
                                                       CONVERTIBLE   CONVERTIBLE
                                                            INCOME      INCOME 2
FIVE MONTHS ENDED DECEMBER 31, 2004                          (JPC)         (JQC)
--------------------------------------------------------------------------------

Distributions from net ordinary income*                $82,128,245   $89,938,792
Distributions from net long-term capital gains           7,112,884     2,762,657
================================================================================


                                                         PREFERRED     PREFERRED
                                                               AND           AND
                                                       CONVERTIBLE   CONVERTIBLE
                                                            INCOME      INCOME 2
YEAR ENDED JULY 31, 2004                                     (JPC)         (JQC)
--------------------------------------------------------------------------------

Distributions from net ordinary income*               $134,895,598  $162,336,998
Distributions from net long-term capital gains                  --        22,781
================================================================================

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
** The Fund designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax period ended December 31, 2005.

Calculation of certain of the amounts presented above (namely, undistributed net ordinary income for tax purposes) involves the application of complex aspects of the Internal Revenue Code to certain securities held by the Funds. In calculating the amount of taxable income derived from these securities, management made assumptions as to the correct tax treatment of certain of those securities and made estimates about the tax characteristics of income received from those securities, based on information currently available to the Funds. The use of these assumptions and estimates will not affect the qualification of the Funds as regulated investment companies under Subchapter M of the Internal Revenue Code, nor is it expected that these assumptions and estimates will be used in computing taxable income for purposes of preparing the federal and state income and excise tax returns.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily Managed Assets of each Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                 FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $500 million                                                .7000%
For the next $500 million                                                 .6750
For the next $500 million                                                 .6500
For the next $500 million                                                 .6250
For Managed Assets over $2 billion                                        .6000
================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of December 31, 2005, the complex-level fee rate was .1895%.

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion(2)                                    .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the overall strategy and asset allocation decisions. The Adviser has entered into Sub-Advisory Agreements with Spectrum Asset Management, Inc. ("Spectrum"), Froley, Revy Investment Co., Inc. ("Froley, Revy") and Symphony Asset Management, LLC ("Symphony"). Spectrum manages the portion of the Funds' investment portfolios allocated to preferred securities. Froley, Revy manages the portion of the Funds' investment portfolios allocated to convertible securities. Symphony manages the portion of the Funds' investment portfolios allocated to debt securities. Spectrum, Froley, Revy and Symphony are compensated for their services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds.

The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first eight years of Preferred and Convertible Income's (JPC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
MARCH 31,                                        MARCH 31,
--------------------------------------------------------------------------------
2003*                    .32%                         2008                  .32%
2004                     .32                          2009                  .24
2005                     .32                          2010                  .16
2006                     .32                          2011                  .08
2007                     .32
================================================================================
*From the commencement of operations.

The Adviser has not agreed to reimburse Preferred and Convertible Income (JPC) for any portion of its fees and expenses beyond March 31, 2011.

For the first eight years of Preferred and Convertible Income 2's (JQC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
JUNE 30,                                          JUNE 30,
--------------------------------------------------------------------------------
2003*                    .32%                         2008                  .32%
2004                     .32                          2009                  .24
2005                     .32                          2010                  .16
2006                     .32                          2011                  .08
2007                     .32
================================================================================
*From the commencement of operations.

The Adviser has not agreed to reimburse Preferred and Convertible Income 2 (JQC) for any portion of its fees and expenses beyond June 30, 2011.

6. ANNOUNCEMENT REGARDING PARENT COMPANY OF ADVISER
In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which resulted in the automatic termination of each agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Trustees had approved new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreements took effect upon such settlement.

7. SUBSEQUENT EVENTS
Distributions to Common Shareholders
The Funds declared Common share distributions which were paid on February 1, 2006, to shareholders of record on January 15, 2006, as follows:

                                                          PREFERRED    PREFERRED
                                                                AND          AND
                                                        CONVERTIBLE  CONVERTIBLE
                                                             INCOME     INCOME 2
                                                              (JPC)        (JQC)
--------------------------------------------------------------------------------
Distribution per share                                       $.0850       $.0840
================================================================================


Announcement of Open-Market Share Repurchase Program
On February 3, 2006, the Funds' Board of Trustees approved an open market share repurchase program, as part of a broad, ongoing program of activity designed to support the market prices of the Funds' Common shares. At the Adviser's discretion, each Fund may repurchase up to 10% of its outstanding Common shares.

                        Financial
                               HIGHLIGHTS

        Selected data for a Common share outstanding throughout each period:
                                                     Investment Operations                                Less Distributions
                               --------------------------------------------------------------------  -------------------------------
                                                           Distributions    Distributions
                                                                from Net             from                   Net
                   Beginning                                  Investment          Capital            Investment    Capital
                      Common                        Net        Income to         Gains to             Income to   Gains to
                       Share          Net     Realized/    FundPreferred    FundPreferred                Common     Common
                   Net Asset   Investment    Unrealized           Share-           Share-                Share-     Share-
                       Value     Income(a)   Gain (Loss)         holders+         holders+    Total     holders    holders    Total
====================================================================================================================================
PREFERRED AND
CONVERTIBLE INCOME (JPC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2005                  $15.32        $1.13         $(.74)           $(.22)            $ --     $ .17      $(1.15)     $(.16)  $(1.31)
8/01/04-12/31/04       14.73          .52           .85             (.04)            (.01)     1.32        (.50)      (.23)    (.73)
Year Ended 7/31:
2004                   14.12         1.25           .71             (.08)              --      1.88       (1.22)      (.05)   (1.27)
2003(b)                14.33          .30          (.02)            (.02)              --       .26        (.30)        --     (.30)

PREFERRED AND
CONVERTIBLE INCOME 2 (JQC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2005                   15.18         1.12          (.70)            (.21)            (.01)      .20       (1.09)      (.09)   (1.18)
8/01/04-12/31/04       14.33          .51           .90             (.05)              --      1.36        (.49)      (.02)    (.51)
Year Ended 7/31:
2004                   13.83         1.16           .73             (.08)              --      1.81       (1.17)        --    (1.17)
2003(c)                14.33          .04          (.53)              --               --      (.49)         --         --       --
====================================================================================================================================
                                                                          Total Returns
                                                                      --------------------
                                                                                   Based
                           Offering                                                   on
                          Costs and         Ending                                Common
                      FundPreferred         Common                     Based       Share
                              Share          Share     Ending             on         Net
                       Underwriting      Net Asset     Market         Market       Asset
                          Discounts          Value      Value          Value**     Value**
==========================================================================================
PREFERRED AND
CONVERTIBLE
INCOME (JPC)
------------------------------------------------------------------------------------------
Year Ended 12/31:
2005                           $ --         $14.18     $11.97          (7.63)%      1.32%
8/01/04-12/31/04                 --          15.32      14.33           8.06        9.07
Year Ended 7/31:
2004                             --          14.73      13.95           4.34       13.44
2003(b)                        (.17)         14.12      14.57           (.89)        .58

PREFERRED AND
CONVERTIBLE
INCOME 2 (JQC)
------------------------------------------------------------------------------------------
Year Ended 12/31:
2005                             --          14.20      12.11          (4.40)       1.41
8/01/04-12/31/04                 --          15.18      13.87           6.20        9.59
Year Ended 7/31:
2004                           (.14)         14.33      13.54            .10       12.25
2003(c)                        (.01)         13.83      14.69          (2.07)      (3.49)
==========================================================================================
                                                         Ratios/Supplemental Data
                       -------------------------------------------------------------------------------------------
                                       Before Credit/Reimbursement     After Credit/Reimbursement***
                                      -----------------------------    -----------------------------
                                                     Ratio of Net                     Ratio of Net
                                        Ratio of       Investment        Ratio of       Investment
                            Ending      Expenses        Income to        Expenses        Income to
                               Net    to Average          Average      to Average          Average
                            Assets    Net Assets       Net Assets      Net Assets       Net Assets
                        Applicable    Applicable       Applicable      Applicable       Applicable      Portfolio
                         to Common     to Common        to Common       to Common        to Common       Turnover
                       Shares (000)       Shares++         Shares++        Shares++         Shares++         Rate
==================================================================================================================
PREFERRED AND
CONVERTIBLE
INCOME (JPC)
------------------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2005                    $1,419,946          1.50%            7.25%           1.03%            7.72%            37%
8/01/04-12/31/04         1,533,722          1.51*            7.66*           1.04*            8.13*            13
Year Ended 7/31:
2004                     1,474,983          1.53             7.90            1.05             8.37             19
2003(b)                  1,412,983          1.29*            5.67*            .87*            6.09*            21

PREFERRED AND
CONVERTIBLE
INCOME 2 (JQC)
------------------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2005                     2,002,079          1.46             7.25             .99             7.72             34
8/01/04-12/31/04         2,140,563          1.47*            7.81*           1.00*            8.28*            13
Year Ended 7/31:
2004                     2,021,258          1.47             7.51            1.00             7.98             27
2003(c)                  1,950,622           .97*            2.86*            .65*            3.18*             5
==================================================================================================================
                            FundPreferred Shares at End of Period
                          ----------------------------------------
                            Aggregate    Liquidation
                               Amount      and Market        Asset
                          Outstanding           Value     Coverage
                                 (000)      Per Share    Per Share
==================================================================
PREFERRED AND
CONVERTIBLE
INCOME (JPC)
------------------------------------------------------------------
Year Ended 12/31:
2005                         $708,000         $25,000      $75,139
8/01/04-12/31/04              708,000          25,000       79,157
Year Ended 7/31:
2004                          708,000          25,000       77,083
2003(b)                       708,000          25,000       74,893

PREFERRED AND
CONVERTIBLE
INCOME 2 (JQC)
------------------------------------------------------------------
Year Ended 12/31:
2005                          965,000          25,000       76,867
8/01/04-12/31/04              965,000          25,000       80,455
Year Ended 7/31:
2004                          965,000          25,000       77,364
2003(c)                            --              --           --
==================================================================

*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   o Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.
     o Income ratios reflect income earned on assets attributable to FundPreferred shares.
     o Each ratio includes the effect of the dividend expense on securities sold short as follows:

                                                        Ratio of
                                                        Dividend
                                                      Expense on
                                                      Securities
                                                   Sold Short to
                                                     Average Net
                                               Assets Applicable
                                                to Common Shares
                                              ------------------
       PREFERRED AND CONVERTIBLE INCOME (JPC)
       Year Ended 12/31:
       2005                                                  .01%
       8/01/04-12/31/04                                      .04*
       Year Ended 7/31:
       2004                                                  .03
       2003(b)                                                --

       PREFERRED AND CONVERTIBLE INCOME 2 (JQC)
       Year Ended 12/31:
       2005                                                  .01%
       8/01/04-12/31/04                                      .05*
       Year Ended 7/31:
       2004                                                  .03
       2003(c)                                                --

(a) Per share Net Investment Income is calculated using the average daily shares method.

(b) For the period March 26, 2003 (commencement of operations) through July 31, 2003.

(c) For the period June 25, 2003 (commencement of operations) through July 31, 2003.

                                 See accompanying notes to financial statements.

                                  56-57 SPREAD

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)     Chairman of        1994    Chairman (since 1996) and Director of Nuveen Investments,             156
3/28/49                        the Board                  Inc., Nuveen Investments, LLC, Nuveen Advisory Corp. and
333 W. Wacker Drive            and Trustee                Nuveen Institutional Advisory Corp.(3); Director (since 1996)
Chicago, IL 60606                                         of Institutional Capital Corporation; Chairman and Director
                                                          (since 1997) of Nuveen Asset Management; Chairman and
                                                          Director of Rittenhouse Asset Management, Inc. (since 1999);
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           156
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (since 1989) as Senior Vice President of The                  156
7/29/34                                                   Northern Trust Company; Director (since 2002) Community
333 W. Wacker Drive                                       Advisory Board for Highland Park and Highwood, United
Chicago, IL 60606                                         Way of the North Shore.

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       156
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College and Iowa College Foundation; formerly,
                                                          Director, Alliant Energy; formerly, Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                156
3/6/48                                                    Business at the University of Connecticut (since 2002);
333 W. Wacker Drive                                       previously, Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003); Director
                                                          (since 1997), Credit Research Center at Georgetown University;
                                                          Director (since 2004) of Xerox Corporation; Director
                                                          SS&C Technologies, Inc. (May 2005 - October 2005).

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert               Board member       2005    Retired (since 2004) as Chairman, JPMorgan Fleming Asset              154
10/28/42                                                  Management, President and CEO, Banc One Investment
333 W. Wacker Drive                                       Advisors Corporation, and President, One Group Mutual
Chicago, IL 60606                                         Funds; prior thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One Investment
                                                          Management Group; Board of Regents, Luther College;
                                                          member of the Wisconsin Bar Association; member of Board
                                                          of Directors, Friends of Boerner Botanical Gardens.

                                       58

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman of Miller-Valentine Partners Ltd., a real estate             156
9/24/44                                                   investment company; formerly, Senior Partner and Chief
333 W. Wacker Drive                                       Operating Officer (retired, December 2004), of Miller-Valentine
Chicago, IL 60606                                         Group; formerly, Vice President, Miller-Valentine Realty;
                                                          Board Member, Chair of the Finance Committee and member
                                                          of the Audit Committee of Premier Health Partners, the
                                                          not-for-profit company of Miami Valley Hospital; Vice
                                                          President, Dayton Philharmonic Orchestra Association; Board
                                                          Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development
                                                          Coalition; formerly, Member, Community Advisory Board,
                                                          National City Bank, Dayton, Ohio and Business Advisory
                                                          Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     156
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member       2005    Senior Vice President for Business and Finance,                       156
1/22/50                                                   Northwestern University (since 1997); Director (since 2003),
333 W. Wacker Drive                                       Chicago Board Options Exchange; Director (since 2003),
Chicago, IL 60606                                         National Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since
                                                          1997), Board of Directors, Rubicon, a pure captive insurance company owned by Northwestern University; Director (since
                                                          1997), Evanston Chamber of Commerce and Evanston
                                                          Inventure, a business development organization.
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               156
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel, of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (2002-2004), General Counsel (1998-2004)
                                                          and Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Managing Director (since 2002) and Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          1997), of Nuveen Asset Management; Managing Director
                                                          (since 2004) and Assistant Secretary (since 1994) of Nuveen
                                                          Investments, Inc.; Assistant Secretary of NWQ Investment
                                                          Management Company, LLC. (since 2002); Vice President and
                                                          Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management,
                                                          Inc. (since 2003); Chartered Financial Analyst.


                                       59

Board Members
      AND OFFICERS (CONTINUED)
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), formerly Vice President               156
9/22/63                                                   (since 2002); formerly, Assistant Vice President (since 2000)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 156
2/3/66                         and Assistant              President (since 2000) of Nuveen Investments, LLC.
333 W. Wacker Drive            Secretary
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999); Vice          156
11/28/67                       and Treasurer              President and Treasurer (since 1999) of Nuveen Investments,
333 W. Wacker Drive                                       Inc.; Vice President and Treasurer (1999-2004) of Nuveen
Chicago, IL 60606                                         Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Vice President and Treasurer of Nuveen Asset Management
                                                          (since 2002) and of Nuveen Investments Advisers Inc. (since
                                                          2002); Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC. (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
John N. Desmond                Vice President     2005    Vice President, Director of Investment Operations, Nuveen             156
8/24/61                                                   Investments, LLC (since January 2005); formerly, Director,
333 W. Wacker Drive                                       Business Manager, Deutsche Asset Management (2003-2004),
Chicago, IL 60606                                         Director, Business Development and Transformation, Deutsche
                                                          Trust Bank Japan (2002-2003); previously, Senior Vice
                                                          President, Head of Investment Operations and Systems,
                                                          Scudder Investments Japan, (2000-2002), Senior Vice
                                                          President, Head of Plan Administration and Participant
                                                          Services, Scudder Investments (1995-2002).

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     1998    Vice President (since 2002), Assistant Secretary and                  156
9/24/64                        and Secretary              Assistant General Counsel (since 1998) formerly, Assistant
333 W. Wacker Drive                                       Vice President (since 1998) of Nuveen Investments, LLC;
Chicago, IL 60606                                         Vice President (2002-2004) and Assistant Secretary (1998-2004)
                                                          formerly, Assistant Vice President of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp.(3); Vice President and
                                                          Assistant Secretary (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004), formerly, Vice President of           156
10/24/45                                                  Nuveen Investments, LLC, Managing Director (2004) formerly,
333 W. Wacker Drive                                       Vice President (1998-2004) of Nuveen Advisory Corp. and
Chicago, IL 60606                                         Nuveen Institutional Advisory Corp.(3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002), formerly, Vice President of           156
3/2/64                                                    Nuveen Investments; Managing Director (1997-2004) of
333 W. Wacker Drive                                       Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp.(3); Managing Director of Nuveen Asset Management
                                                          (since 2001); Vice President of Nuveen Investments Advisers
                                                          Inc. (since 2002); Chartered Financial Analyst.


                                       60

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         156
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President     2004    Vice President and Deputy Director of Compliance (since 2004)         156
4/13/56                        and Chief                  of Nuveen Investments, LLC, Nuveen Investments Advisers Inc.,
333 W. Wacker Drive            Compliance                 Nuveen Asset Management and Rittenhouse Asset Management,
Chicago, IL 60606              Officer                    Inc.; previously, Vice President and Deputy Director of Compliance
                                                          (2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory
                                                          Corp.(3); formerly, Senior Attorney (1994-2004), The Northern
                                                          Trust Company.

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    156
3/22/63                                                   LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President of Nuveen Investments, LLC (since 1999).               156
8/27/61
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             156
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Vice President (since 2005)
                                                          and Assistant Secretary of Nuveen Investments, Inc.; Vice
                                                          President (since 2005) and Assistant Secretary (since 1997)
                                                          of Nuveen Asset Management; Vice President (since 2000),
                                                          Assistant Secretary and Assistant General Counsel (since
                                                          1998) of Rittenhouse Asset Management, Inc.; Vice President
                                                          and Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.
(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
       EASILY AND CONVENIENTLY

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN EXCHANGE-TRADED CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION

In April, 2005, The St. Paul Travelers Companies, Inc. (`'St. Paul Travelers ") sold the majority of its controlling equity interest in Nuveen Investments, Inc. (`'Nuveen") to the general public. Nuveen is the parent of Nuveen Asset Management ("NAM"), which is each Fund's investment manager. This sale was deemed to be an `'assignment" of the investment management agreement between each Fund and NAM and, if applicable, of the sub-advisory agreement between NAM and the Fund's sub-adviser. As required by law, the shareholders of each Fund were asked to approve a new investment management agreement and, if applicable, a new subadvisory agreement that reflected this change in ownership. The shareholders of each Fund voted this approval at a Shareholders' Meeting on July 26, 2005. There were no changes to the investment objectives or management of any Fund as a result of these actions.

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION
The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com. You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE
Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

INVESTMENTS IN SYNTHETIC CONVERTIBLE SECURITIES
Although the Funds' respective prospectuses indicated that they did not currently intend to invest in "synthetic convertible securities", the Funds have now determined to invest up to 10% of their respective Managed Assets in such securities. Synthetic convertibles possess the two principal characteristics of a true convertible security: a fixed-income component, and an equity component. Synthetic convertibles are usually created by third parties (such as investment banks) and typically involve the marrying of non-convertible fixed-income instruments such as bonds or preferred stocks with equity instruments such as warrants or options. Because synthetic convertible securities can sometimes be comprised of two separate and unrelated instruments from unrelated obligors, their performance may differ somewhat from true convertibles.

DISTRIBUTION INFORMATION
Nuveen Preferred and Convertible Income Fund (JPC) and Nuveen Preferred and Convertible Income Fund 2 (JQC) designate 11.37% and 8.68%, respectively, of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and 14.38% and 12.43%, respectively, as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $135 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

                                        o Share prices
                                        o Fund details
           Learn more                   o Daily financial news
about Nuveen Funds at                   o Investor education
   WWW.NUVEEN.COM/ETF                   o Interactive planning tools



Logo: NUVEEN Investments


                                                                     EAN-F-1205D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



                 Nuveen Preferred and Convertible Income Fund 2

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                        AUDIT FEES BILLED     AUDIT-RELATED FEES           TAX FEES        ALL OTHER FEES
FISCAL YEAR ENDED                            TO FUND            BILLED TO FUND          BILLED TO FUND     BILLED TO FUND
--------------------------------------------------------------------------------------------------------------------------
December 31, 2005                                  $ 23,698                     $ 0                $ 4,307        $ 3,750
--------------------------------------------------------------------------------------------------------------------------
Percentage approved                                      0%                      0%                     0%             0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------------
December 31, 2004 (1)                              $ 21,861                     $ 0               $ 10,296        $ 2,600
--------------------------------------------------------------------------------------------------------------------------
Percentage approved                                      0%                      0%                     0%             0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------------

The above "All Other Fees" are fees paid to audit firms to perform agreed upon procedures required by the rating agencies to rate fund preferred shares. The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.

(1) This fund changed its fiscal year end from July 31 to December 31. For the stub period ending, 12/31/04 the fund incurred the following fees : Audit fees of $21,861 ; Tax fees of $894 ; and All Other fees of $1,800.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                      AUDIT-RELATED FEES     TAX FEES BILLED TO        ALL OTHER FEES
                                      BILLED TO ADVISER AND       ADVISER AND         BILLED TO ADVISER
                                         AFFILIATED FUND        AFFILIATED FUND      AND AFFILIATED FUND
                                        SERVICE PROVIDERS      SERVICE PROVIDERS      SERVICE PROVIDERS
-----------------------------------------------------------------------------------------------------------
December 31, 2005                                       $ 0               $ 282,575                    $ 0
-----------------------------------------------------------------------------------------------------------
Percentage approved                                      0%                      0%                     0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------
December 31, 2004                                       $ 0                     $ 0                    $ 0
-----------------------------------------------------------------------------------------------------------
Percentage approved                                      0%                      0%                     0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------

The above "Tax Fees" are primarily fees billed to the Adviser for Fund tax return preparation.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                             TOTAL NON-AUDIT FEES
                                                             BILLED TO ADVISER AND
                                                            AFFILIATED FUND SERVICE         TOTAL NON-AUDIT FEES
                                                            PROVIDERS (ENGAGEMENTS          BILLED TO ADVISER AND
                                                            RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                                      TOTAL NON-AUDIT FEES  OPERATIONS AND FINANCIAL         PROVIDERS (ALL OTHER
                                         BILLED TO FUND     REPORTING OF THE FUND)                ENGAGEMENTS)          TOTAL
-----------------------------------------------------------------------------------------------------------------------------
December 31, 2005                             $  8,057               $ 282,575                      $ 0             $ 290,632
December 31, 2004 (2)                         $ 12,896                     $ 0                      $ 0             $  12,896

The above "Non-Audit Fees billed to Adviser" for 2005 include "Tax-Fees" billed to Adviser in the amount of $282,575 from previous table.

(2) This fund changed its fiscal year end from July 31 to December 31. For the stub period ending, 12/31/04 the fund incurred total Non-Audit fees of $2,694.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Spectrum Asset Management, Inc. ("Spectrum") for preferred securities, Froley, Revy Investment Company Inc. ("Froley, Revy") for convertible securities and Symphony Asset Management, LLC ("Symphony") for high yield fixed income securities, (Spectrum, Froley, Revy and Symphony are also collectively referred to as "Sub-Advisers") as Sub-Advisers to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically will monitor each Sub-Adviser's voting to ensure that they are carrying out their duties. The Sub-Advisers' proxy voting policies and procedures are summarized as follows:

SYMPHONY

Symphony uses the proxy voting services of Institutional Shareholder Services ("ISS"). The ISS Proxy Voting Services provide Symphony and its clients with an independent source of proxy voting research and services. The use of ISS is designed to offer client-centered proxy voting which minimizes conflicts of interests between Symphony's interests and those of its clients.

In order to monitor how ISS votes client proxies, Symphony has established a Proxy Voting Review Committee (the "Committee"). The Committee is composed of Symphony's Chief Operating Officer and its Chief Investment Officer. Each year, the Committee reviews ISS proxy voting policies and practices to determine whether such policies and practices are consistent with Symphony's fiduciary duty to the clients for whom Symphony is responsible for voting proxies. During the year, the Committee review how ISS votes on specific issues. From time to time, the Committee discusses the proxy voting process with representatives of ISS in order to ensure that Symphony's client interests are being protected. When Symphony disagrees with ISS' policies with respect to certain issues, Symphony will direct the voting of its clients' proxies according to what Symphony believes is the best interests of its clients.

Clients who have questions about how particular proxies are voted for their account may request such information from Symphony by calling (800) 847-6369.

FROLEY, REVY

Froley, Revy will vote proxies upon a client's request as set forth in the Investment Management contract. Proxies will be voted in the best interests of the account's participants and beneficiaries. Thus, the primary consideration in voting a proxy is the ultimate economic value of the stock based on Froley, Revy's independent analysis of the stock's investment potential. Froley, Revy utilizes a proxy committee. With respect to each proxy issue, the committee will analyze the economic impact on the company of voting in favor or against the proposal. The committee will vote based on the best ultimate long-term economic interest of the plan. Froley, Revy may determine not to vote proxies relating to certain securities if Froley, Revy determines it would be in its clients' overall best interest not to vote. If Froley, Revy manages the assets of a company or its pension plan and any of Froley, Revy's clients hold any securities of that company, to avoid conflicts of interest, the client will be asked to vote the proxy.

Clients that would like to obtain a copy of Froley, Revy's proxy policies and procedures and/or the voting history for their account may do so by writing to the offices of Froley, Revy Investment Co., Inc. at 10900 Wilshire Blvd. Suite 900, Los Angeles, CA 90024, Attn: Compliance Department.

SPECTRUM

Spectrum has adopted a Policy on Proxy Voting for Investment Advisory Clients (the "Voting Policy"), which provides that Spectrum aims to ensure that, when delegated proxy voting authority by a client, Spectrum acts (1) solely in the interest of the client in providing for ultimate long-term stockholder value, and (2) without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Spectrum relies on the custodian bank to deliver proxies to Spectrum for voting.

Spectrum has selected Institutional Shareholder Services, Inc. ("ISS") to assist with Spectrum's proxy voting responsibilities. Spectrum generally follows ISS standard proxy voting guidelines which embody the positions and factors Spectrum considers important in casting proxy votes. In connection with each proxy vote, ISS prepares a written analysis and recommendation based on its guidelines. In order to avoid any conflict of interest for ISS, the CCO will require ISS to deliver additional information or certify that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum also may obtain voting recommendations from two proxy voting services as an additional check on the independence of ISS' voting recommendations.

Spectrum may, on any particular proxy vote, diverge from ISS' guidelines or recommendations. In such a case, Spectrum's Voting Policy requires that: (i) the requesting party document the reason for the request; (ii) the approval of the Chief Investment Officer; (iii) notification to appropriate compliance personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) a written record of the process.

When Spectrum determines not to follow ISS' guidelines or recommendations, Spectrum classifies proxy voting issues into three broad categories: (1) Routine Administrative Items; (2) Special Interest Issues; and (3) Issues having the Potential for Significant Economic Impact, and casts proxy votes in accordance with the philosophy and decision guidelines developed for that category in the Voting Policy.

         o Routine Administrative Items. Spectrum is willing to defer to management on matters of a routine administrative nature. Examples of issues on which Spectrum will normally defer to management's recommendation include selection of auditors, increasing the authorized number of common shares and the election of unopposed directors.

         o Special Interest Issues. In general, Spectrum will abstain from voting on shareholder social, political, environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

         o Issues Having the Potential for Significant Economic Impact. Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and value of its shares and believes such issues should be carefully analyzed and decided by shareholders. Examples of such issues are classification of board of directors' cumulative voting and supermajority provisions, defensive strategies (e.g., greenmail prevention), business combinations and restructurings and executive and director compensation.

Conflicts of Interest. There may be a material conflict of interest when Spectrum votes, on behalf of a client, a proxy that is solicited by an affiliated person of Spectrum or another Spectrum client. To avoid such conflicts, Spectrum has established procedures under its Voting Policy to seek to ensure that voting decisions are based on a client's best interests and are not the product of a material conflict. In addition to employee monitoring for potential conflicts, the CCO reviews Spectrum's and its affiliates' material business relationships and personal and financial relationships of senior personnel of Spectrum and its affiliates to monitor for conflicts of interest.

If a conflict of interest is identified, Spectrum considers both financial and non-financial materiality to determine if a conflict of interest is material. If a material conflict of interest is found to exist, the CCO discloses the conflict to affected clients and obtains consent from each client in the manner in which Spectrum proposed to vote.

Spectrum clients can obtain a copy of the Voting Policy or information on how Spectrum voted their proxies by calling Spectrum's Compliance Department at
(203) 322-0189.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The portfolios of the Funds are managed by three different sub-advisers:
Spectrum for preferred securities; Froley Revy for convertible securities and Symphony for high yield fixed-income securities. Following is disclosure regarding the portfolio managers responsible for each asset class:

SPECTRUM ASSET MANAGEMENT - PREFERRED SECURITIES

A.       PORTFOLIO MANAGER BIOGRAPHIES

BERNARD M. SUSSMAN is Chief Investment Officer and Chairman of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was with Goldman Sachs & Co. for nearly 18 years.

MARK A. LIEB is Chief Financial Officer and is responsible for business development. Prior to founding Spectrum in 1987, Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc.

L. PHILLIP JACOBY, IV is a Senior Vice President and joined Spectrum in 1995. From 1989-1995, Mr. Jacoby was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was co-portfolio manager of a $600 million preferred stock portfolio.

B.       OTHER ACCOUNTS MANAGED BY SPECTRUM

------------------------------------------------------------------------------------------------------------------------------------
(a)(1)        (a)(2) For each person identified in column (a)(1), provide      (a)(3) PERFORMANCE FEE ACCOUNTS. For each of the
Identify      number of accounts other than the Funds managed by the person    categories in column (a)(2), provide number of
portfolio     within each category below and the total assets in the accounts  accounts and the total assets in the accounts
manager(s) of managed within each category below                               with respect to which the ADVISORY FEE IS BASED
the Adviser                                                                    ON THE PERFORMANCE OF THE ACCOUNT
to be named
in the Fund
prospectus
------------------------------------------------------------------------------------------------------------------------------------
              Registered Investment   Other Pooled        Other Accounts       Registered     Other Pooled         Other Accounts
              Companies               Investment                               Investment     Investment Vehicles
                                      Vehicles                                 Companies
------------- --------- ------------ ---------- -------- ---------- --------- ------- ------- ---------- --------- --------- -------
              Number    Total        Number     Total    Number     Total     Number  Total   Number of  Total     Number    Total
              of        Assets       of         Assets   of         Assets    of      Assets  Accounts   Assets    of        Assets
              Accounts  ($mills)     Accounts   ($mill)  Accounts   ($mill)   Accounts                             Accounts  ($mill)
------------- --------- ------------ ---------- -------- ---------- --------- ------- ------- ---------- --------- --------- -------

------------- --------- ------------ ---------- -------- ---------- --------- ------- ------- ---------- --------- --------- -------
Bernard M.
  Sussman        10     $8.12           16      $2.52       42      $2.58        -       -          -          -         -    -
------------- --------- ------------ ---------- -------- ---------- --------- ------- ------- ---------- --------- --------- -------
Mark A. Lieb     10     $8.12           16      $2.52       42      $2.58        -       -          -          -         -    -
------------- --------- ------------ ---------- -------- ---------- --------- ------- ------- ---------- --------- --------- -------
Phil Jacoby      10     $8.12           16      $2.52       38      $2.57        -       -          -          -         -    -
------------- --------- ------------ ---------- -------- ---------- --------- ------- ------- ---------- --------- --------- -------

C.       POTENTIAL MATERIAL CONFLICTS OF INTEREST

         As described above, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the sub-advisers may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the sub-advisers believe that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, each sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

D.       FUND MANAGER COMPENSATION

All employees of Spectrum Asset Management are paid a base salary and discretionary bonus. The bonus is paid quarterly and may represent a significant proportion of an individual's total annual compensation. Discretionary bonuses are determined by management after consideration of several factors including but not necessarily limited to:

     o Changes in overall firm assets under management (employees have no direct incentive to increase assets)

     o    Portfolio performance relative to benchmarks

     o    Contribution to client servicing

     o    Compliance with firm and/or regulatory policies and procedures

     o    Work ethic

     o    Seniority and length of service

     o    Contribution to overall functioning of organization

E. OWNERSHIP OF JQC SECURITIES AS DECEMBER 31, 2005.

-------------------- ------- ------------ ------------------ ------------------- -------------------- ------------- ---------------
Portfolio Manager    None    $1-$10,000   $10,001-$50,000    $50,001-$100,000    $100,001-$500,000    $500,001 -    over
                                                                                                      $1,000,000    $1,000,000
-------------------- ------- ------------ ------------------ ------------------- -------------------- ------------- ---------------
Bernard M. Sussman                                            X
-------------------- ------- ------------ ------------------ ------------------- -------------------- ------------- ---------------
Mark A. Lieb          X
-------------------- ------- ------------ ------------------ ------------------- -------------------- ------------- ---------------
Phil Jacoby           X
-------------------- ------- ------------ ------------------ ------------------- -------------------- ------------- ---------------

FROLEY REVY - CONVERTIBLE SECURITIES

A. PORTFOLIO MANAGER BIOGRAPHY

K. ANDREA REVY O'CONNELL, CFA - President and Chairman of Froley, Revy since 2005 and President and CEO of FR Fund Management LLC since 2000. Previously, President and CEO of Froley, Revy since 2000.

B. OTHER ACCOUNTS MANAGED BY FROLEY REVY

                                                    Number of Accounts       Total assets as of 12/31/05
         a) Registered Investment Companies         3                        $ 1.6 billion
         b) Pooled Investment Vehicles              0
         c) Other Accounts                          10                       $ 1 billion

No accounts pay fees based on performance.

C. POTENTIAL MATERIAL CONFLICTS OF INTEREST

         As described above, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the sub-advisers may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the sub-advisers believe that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, each sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

D.       FUND MANAGER COMPENSATION

         Froley, Revy's portfolio managers receive base compensation and benefits, which are competitive with the industry standards. Bonuses are a reflection of both the individual's contribution and firm wide profitability. Ms. O'Connell's compensation is not based on the performance of her portfolios and is not directly tied to the gathering of assets. Rather any increases in assets are reflected through overall firm profitability. Ms. O'Connell is a profit participant in the firm and her bonus is based on a percentage of net profitability (including all bonuses paid to employees).

         Due to the complex and varying natures of the portfolios managed, there is no simple comparison to an index, nor is compensation tied to performance against an index in the short term. Over a longer cycle, however, actual over and under performance is evaluated.

E. OWNERSHIP OF JQC SECURITIES AS DECEMBER 31, 2005.

-------------------- ------- ------------ ------------------ ------------------- -------------------- ------------- ---------------
-------------------- ------- ------------ ------------------ ------------------- -------------------- ------------- ---------------
Portfolio Manager    None    $1-$10,000   $10,001-$50,000    $50,001-$100,000    $100,001-$500,000    $500,001 -    over
                                                                                                      $1,000,000    $1,000,000
-------------------- ------- ------------ ------------------ ------------------- -------------------- ------------- ---------------
Andrea Revy                                X
-------------------- ------- ------------ ------------------ ------------------- -------------------- ------------- ---------------

SYMPHONY ASSET MANAGEMENT - HIGH YIELD SECURITIES

A.       PORTFOLIO MANAGER BIOGRAPHIES

Gunther Stein, Director of Fixed Income Strategies, Portfolio Manager

Gunther Stein is the lead portfolio manager for High Yield strategies at Symphony Asset Management and is the lead portfolio manager of Nuveen's senior loan asset management team. Prior to joining Symphony in 1999, Stein was a high yield portfolio manager at Wells Fargo Bank, where he was responsible for investing in public high yield bonds and bank loans and also managed a team of credit analysts. Stein joined Wells Fargo in 1993 as an Associate in its Loan Syndications/Leveraged Finance Group. Previously, Stein worked for four years as a euro-currency deposit trader with First Interstate Bank. He has also worked for Standard Chartered Bank, Mexico City and Citibank Investment Bank, London. He completed Wells Fargo's Credit Management Training program and holds an M.B.A. from the University of Texas, Austin. He graduated from the University of California at Berkeley with a B.A. in Economics.

Lenny Mason, Portfolio Manager

Lenny Mason is a High Yield portfolio manager for Symphony Asset Management and is also a portfolio manager on the Nuveen's senior loan asset management team. Prior to joining Symphony in 2001, Mason was a Managing Director in FleetBoston's Technology & Communications Group, where he headed its five member Structuring and Advisory Team. He joined FleetBoston in 1995 as an Assistant Vice President in its Media & Communications Group. Previously, Mason worked for Wells Fargo Bank's Corporate Banking Group dealing primarily with leveraged transactions and for Coopers & Lybrand as an auditor. He holds an M.B.A. in Finance from the University of Chicago, a B.S. in Accounting from Babson College and is also a C.P.A.

B.       OTHER ACCOUNTS MANAGED BY SYMPHONY

                        GUNTHER STEIN           LENNY MASON
(a) RICS
Number of accts                     7                     7
Assets ($000s)            $ 2,790,982           $ 2,790,982

(b) Other pooled accts
Non-performance fee accts
  Number of accts                   2                     2
  Assets ($000s)          $   520,932           $   520,932
Performance fee accts
  Number of accts                   9                     6
  Assets ($000s)          $   846,422           $   407,989

(c) Other
Non-performance fee accts
  Number of accts                   5                     5
  Assets ($000s)          $     1,513           $     1,366
Performance fee accts
  Number of accts                   3                     0
  Assets ($000s)          $   262,097

C.       POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the sub-advisers may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the sub-advisers believe that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, each sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

D.       FUND MANAGER COMPENSATION

Symphony investment professionals receive competitive base salaries and participate in a bonus pool which is tied directly to the firm's operating income with a disproportionate amount paid to the managers responsible for generating the alpha. The bonus paid to investment personnel is based on acumen, overall contribution and strategy performance. However, there is no fixed formula which guides bonus allocations. Bonuses are paid on an annual basis. In addition, investment professionals may participate in an equity-based compensation pool.

E. OWNERSHIP OF JQC SECURITIES AS DECEMBER 31, 2005.

-------------------- ------- ------------ ------------------ ------------------- -------------------- ------------- ---------------
-------------------- ------- ------------ ------------------ ------------------- -------------------- ------------- ---------------
Portfolio Manager    None    $1-$10,000   $10,001-$50,000    $50,001-$100,000    $100,001-$500,000    $500,001 -    over
                                                                                                      $1,000,000    $1,000,000
-------------------- ------- ------------ ------------------ ------------------- -------------------- ------------- ---------------
Gunther Stein        X
-------------------- ------- ------------ ------------------ ------------------- -------------------- ------------- ---------------
Lenny Mason          X
-------------------- ------- ------------ ------------------ ------------------- -------------------- ------------- ---------------

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board during the reporting period and implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Preferred and Convertible Income Fund 2
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: March 8, 2006
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: March 8, 2006
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: March 8, 2006
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.